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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3373

SEGALL BRYANT & HAMILL TRUST

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Maggie Bull, Secretary
Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(303) 623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Segall Bryant & Hamill Small Cap Value Fund
(Ticker Symbol: Retail - SBRVX; Institutional - SBHVX)

Segall Bryant & Hamill Small Cap Growth Fund
(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Small Cap Core Fund
(Ticker Symbol: Retail - SBHCX; Institutional - SBASX)

Segall Bryant & Hamill All Cap Fund
(Ticker Symbol: Retail - SBRAX; Institutional - SBHAX)

Segall Bryant & Hamill Emerging Markets Fund
(Ticker Symbol: Retail - SBHEX; Institutional - SBEMX)

Segall Bryant & Hamill International Small Cap Fund
(Ticker Symbol: Retail - SBHSX; Institutional - SBSIX)

Segall Bryant & Hamill Fundamental International Small Cap Fund
(Ticker Symbol: Retail - WTIFX; Institutional - WIIFX)

Segall Bryant & Hamill Global All Cap Fund
(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Workplace Equality Fund
(Ticker Symbol: Retail - WEQRX; Institutional - WEQIX)

Segall Bryant & Hamill Short Term Plus Fund
(Ticker Symbol: Retail - SBHPX; Institutional - SBAPX)

Segall Bryant & Hamill Plus Bond Fund
(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund
(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund
(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund
(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

ANNUAL REPORT
DECEMBER 31, 2021

Table of Contents

SHAREHOLDER LETTER	1

FUND OVERVIEWS

Segall Bryant & Hamill Small Cap Value Fund	2

Segall Bryant & Hamill Small Cap Growth Fund	4

Segall Bryant & Hamill Small Cap Core Fund	6

Segall Bryant & Hamill All Cap Fund	8

Segall Bryant & Hamill Emerging Markets Fund	10

Segall Bryant & Hamill International Small Cap Fund	12

Segall Bryant & Hamill Fundamental International Small Cap Fund	14

Segall Bryant & Hamill Global All Cap Fund	16

Segall Bryant & Hamill Workplace Equality Fund	18

Segall Bryant & Hamill Short Term Plus Fund	20

Segall Bryant & Hamill Plus Bond Fund	22

Segall Bryant & Hamill Quality High Yield Fund	24

Segall Bryant & Hamill Municipal Opportunities Fund	26

Segall Bryant & Hamill Colorado Tax Free Fund	28

FUND EXPENSES	30

IMPORTANT DISCLOSURES	34

TRUSTEES AND OFFICERS	37

FINANCIAL STATEMENTS	40

Statements of Investments	40

Statements of Assets and Liabilities	97

Statements of Operations	101

Statements of Changes in Net Assets	105

Financial Highlights	110

Notes to Financial Statements	138

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	157

SHAREHOLDER TAX INFORMATION	158

Annual Report | December 31, 2021 |

Intentionally Left Blank

Segall Bryant & Hamill Funds	Shareholder Letter
December 31, 2021 (Unaudited)

Dear Fellow Shareholders:

We embark on 2022 with financial markets buoyed by several years of strong returns achieved in what paradoxically has been a period of significant political and social volatility. Although COVID certainly remains a risk that is foremost on our minds, we are encouraged by data suggesting that the highly contagious Omicron variant may cause much less-severe disease and could lead to the end of the pandemic, and the endemic phase of the virus. What we will take away from this incredible two-year period are entirely new ways of operating remotely. Video meeting technology has fundamentally changed the way we interact, both with each other and with external parties. Zoom, Microsoft Teams, etc. have reduced time and distance to where operational efficiencies will last indefinitely. Our team members have performed ably for the Funds and their shareholders throughout this period, and for that we are both proud and grateful. As a testament to the strength of the SBH team and culture, we are pleased to announce that Segall Bryant & Hamill was named a Pensions & Investments Best Places to Work in Money Management for 20211.

In our semiannual report in 2021, we mentioned inflation and how it was being characterized as transitory, primarily driven by supply chain issues. Today, the Federal Reserve (Fed) has recognized that it is more likely a result of very stimulative policy decisions in the wake of the COVID pandemic. Not only have we experienced price inflation, but nearly every asset has benefited from this economic stimulus, including the equity markets. As we have discussed in previous letters, we remained concerned with the high valuation level of stocks and historically low bond market interest rates, which when adjusted for inflation are in negative territory.

Janice M. Teague	Philip L. Hildebrandt, CFA
Chair	President

One phenomenon we have observed is that investors, prompted by a long period when risk candidly didn’t matter, have speculatively sought out unprofitable companies in which to invest. Why they are doing this is, frankly, a mystery to us, but when rates are low, investors feel emboldened to go further and further out on the risk curve with the hope of receiving higher returns. That rarely ends well. For us, this presents opportunities to invest in the stocks and bonds of underappreciated, high-quality companies with strong management teams. While these may not always be the companies you read about in the media, identifying such companies that are trading at reasonable valuations never goes out of style.

Passive investing has also been the golden child during this period of loose money. It is fantastic when, for example, the five tech stocks that represent 25% of the total market cap of an index go up as they bring the index return along with them. It is not nearly as much fun when those same highly concentrated positions go down. As active managers, we do not have to hold the entire list of securities that make up an index, choosing rather to own a smaller list of holdings, ideally in a more favorable mix. We believe this should bode well for active managers as the Fed begins to tighten its policies.

During periods of dislocation, such as when Fed policy begins to change, we believe our focus on identifying strong investments from the bottom up increases our opportunity set. We remain committed to our investment processes regardless of the macro-environment. We believe there will always be investment opportunities presented by this disciplined approach and the search for investment opportunities has been, and will remain, our primary goal.

We want to thank you for the trust and confidence you have placed in our Funds, and we will continue to work each day to earn it.

1	Segall Bryant & Hamill did not solicit or pay a fee to participate in P&I’s Best Places to Work in Money Management survey.

The views of the authors and information discussed in the shareholder letter and manager commentaries are as February 18, 2022, are subject to change, and may not reflect the writers’ current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Segall Bryant & Hamill, Segall Bryant & Hamill Funds, nor any Segall Bryant & Hamill Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Annual Report | December 31, 2021 |	1

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small-capitalization companies.

Fund Management

Mark T. Dickherber, CFA, CPA Portfolio Manager

Shaun P. Nicholson Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBRVX)	16.47%	15.44%	10.23%	—	9.68%	12/9/19
Institutional Class (SBHVX)	16.62%	15.57%	10.37%	—	9.83%	7/31/13
Russell 2000® Value Index	28.27%	17.99%	9.07%	—	9.62%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 1.08%

Institutional Class Annual Expense Ratio (per the current prospectus) – Gross: 1.01%, Net: 0.99%

Sector Allocation (as of 12/31/21)

Industrials	23.1%
Financials	13.6%
Information Technology	13.4%
Consumer Staples	10.7%
Materials	9.5%
Health Care	8.5%
Consumer Discretionary	5.9%
Real Estate	5.5%
Utilities	3.4%
Energy	2.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/21)

Coty, Inc.	5.8%
Regal Rexnord Corp.	4.3%
Hain Celestial Group, Inc. (The)	4.2%
Equity Commonwealth	3.7%
NCR Corp.	3.7%
Progress Software Corp.	3.2%
Compass Minerals International, Inc.	3.1%
Orthofix Medical, Inc.	2.9%
SPX Corp.	2.2%
FARO Technologies, Inc.	2.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

2	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The continued easy monetary policy alongside the continued tailwind of fiscal policies were major headwinds for the Segall Bryant & Hamill Small Cap Value Fund during the first half of 2021. As these factors abated, the Fund outperformed slightly in the second half of the year despite the impact of supply chain disruptions and inflation which we believe impacted the Fund’s holdings disproportionately (versus the benchmark) given the Fund’s tilt toward more asset-intensive versus asset-light businesses. Most of the headwinds from a factor and exposure standpoint in the first half of 2021 were due to market dynamics that were at odds with our investment philosophy and process. For example, zombie companies (i.e., those that haven’t earned enough profit to cover interest costs for at least three years) and companies with very high short interest and money-losing businesses markedly outperformed. We think overall investor sentiment is too high and does not accurately reflect the risks associated with potential outcomes. This is due, in our opinion, to investors’ belief that the Federal Reserve (Fed) and Congress as always (and very quickly) will step in to backstop any negative market event. While that may prove true, we believe it is prudent to maintain a risk-adjusted view of the world, investing with management teams that can improve returns by becoming more efficient, divesting businesses not deemed core, and improving overall culture and governance matters at their respective companies. For the year 2021, the Segall Bryant & Hamill Small Cap Value Fund returned 16.47% (Retail Class) compared to a return of 28.27% for its benchmark, the Russell 2000® Value Index.

Contributors to Return

Over the last twelve months, two sectors in the Fund were positive contributors on a relative basis—Consumer Staples and Communication Services. Consumer Staples holdings performed well overall with Coty Inc. (COTY) seeing strong returns. Communication Services was a sector to which the Fund had no exposure and therefore it contributed positively due only to allocation effect. The Fund was overweight Consumer Staples which contributed positively to relative performance.

Coty Inc. (COTY), PDC Energy, Inc. (PDCE) and Regal Rexnord Corp. (RRX) were among the strongest positive contributions on an absolute basis. Coty saw recognition by the market of the transformation that has been unfolding for over a year at the company as management continued to meet or beat expectations. We did trim the Fund’s position slightly. PDC Energy continued to focus on debt reduction while enjoying higher cash flows and returns as oil prices have risen. We trimmed the Fund’s position slightly. Regal Rexnord continued to execute on its own transformation plan while we believe the closing of an important acquisition positions the company to continue to compound value. We did trim the Fund’s position slightly on the stock’s appreciation.

Detractors from Return

The three sectors that detracted most over the last twelve months were Real Estate, Information Technology, and Consumer Discretionary. The Real Estate industry, which the Fund was materially underweight, saw strong gains; the Fund’s largest Real Estate holding did not perform well relative to the group. In Information Technology, the Fund’s holdings showed positive returns; however, those returns, in general, lagged the overall index returns and the Fund was materially overweight this sector. Consumer Discretionary Fund holdings generally showed strong positive returns; however, the Fund was materially underweight the sector which caused a sizeable allocation headwind.

Orthofix Medical, Inc. (OFIX), eHealth, Inc. (EHTH) and Compass Minerals International, Inc. (CMP) generated the weakest contributions to returns on an absolute basis. Orthofix has been impacted by delays and suspensions of elective surgeries which has slowed growth materially for the time being. As a result of the stock’s weakness, we added to the Fund’s position. eHealth, Inc. (EHTH) had a change in CEO during peak selling season alongside specific market dynamics that led to missing of expectations. However, with a strong activist board and high confidence in the new CEO’s pedigree and demeanor, we added to the Fund’s position. Compass Minerals International, Inc. (CMP) missed Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) expectations given higher logistical costs while in tandem lowering their dividend to allocate more capital to their lithium project. We added to the Fund’s position on the pullback.

Outlook and Positioning

We believe it is prudent to maintain a risk-adjusted view of the world, investing with managements that can improve returns by becoming more efficient, divesting businesses not deemed core, and improving overall culture and governance matters at their respective companies. Over the past several months, we’ve been encouraged by the market’s move to start rewarding companies with improving fundamentals, and more prudent and disciplined management teams.

We enter 2022 encouraged with the management teams of the Fund’s holdings and confident in the Fund’s holdings. In our opinion, the teams have handled with remarkable success the myriad issues with which they were faced in 2021—from pandemic challenges, supply chain issues, employment difficulties, and inflationary pressures, among others. Our years of experience managing the Fund have taught us the value, particularly during challenging times, of focusing the Fund’s investments on companies with newer management teams—those that, in our view, have better discipline and integrity, and the ability to improve returns and governance even in the face of challenging environments. This approach gives us confidence that the Fund can perform even during tough times such as that which we experienced in the first half of 2021.

Stock Performance (for the year ended 12/31/21)

	Average	Contribution
5 Highest	Weight	to Return
Coty, Inc.	3.71	1.21
PDC Energy, Inc.	1.14	1.15
Regal Beloit Corp.	3.17	0.98
Six Flags Entertainment Corp.	2.09	0.79
Regal Rexnord Corp.	1.02	0.78
	Average	Contribution
5 Lowest	Weight	to Return
Dril-Quip, Inc.	0.92	-0.31
CIRCOR International, Inc.	1.12	-0.40
Compass Minerals International, Inc.	2.31	-0.50
eHealth, Inc.	0.61	-0.72
Orthofix Medical, Inc.	3.56	-1.02

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2021 |	3

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager

Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSGX)	11.62%	31.25%	24.07%	—	15.60%	12/20/13
Institutional Class (WISGX)	11.79%	31.43%	24.25%	—	15.88%	12/20/13
Russell 2000® Growth Index	2.83%	21.17%	14.53%	—	11.07%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.04%, Net: 1.04%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.97%, Net: 0.97%

Sector Allocation (as of 12/31/21)

Health Care	27.5%
Information Technology	21.3%
Industrials	16.9%
Financials	10.6%
Consumer Discretionary	10.4%
Materials	4.4%
Communication Services	3.6%
Real Estate	2.1%
Consumer Staples	1.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/21)

Silicon Laboratories, Inc.	2.4%
Endava PLC	2.4%
AZEK Co., Inc. (The)	2.3%
Churchill Downs, Inc.	2.2%
Trupanion, Inc.	2.1%
Omnicell, Inc.	2.1%
Tetra Tech, Inc.	1.9%
Sprout Social, Inc.	1.9%
Bright Horizons Family Solutions, Inc.	1.9%
Inspire Medical Systems, Inc.	1.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

4	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For 2021, the Segall Bryant & Hamill Small Cap Growth Fund returned 11.62% (Retail Class) compared to the Fund’s benchmark, the Russell 2000® Growth Index’s 2.83% return.

The tailwinds unleashed in 2021 by the distribution of vaccines, reopening of the economy, and easy monetary conditions created an economic acceleration typically seen at the beginning of expansions. Consequently, the broader equity markets delivered extraordinary returns during the year (+25%). Notably, however, the Russell 2000® Growth Index was left behind as its lower representation of strong performing cyclical sectors was a headwind. Another contributing factor for its underperformance was its relatively high exposure to the biotechnology industry which was down 30% on the year. From our vantage point, the dispersion in returns across styles and sectors created an attractive environment for active management.

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the year were Information Technology, Health Care, and Materials. Although stock selection was the primary driver of returns, the Fund’s underweight position in the biotechnology industry relative to the Russell 2000® Growth Index was also a tailwind to relative performance. Endava PLC (DAVA), a leading next-generation IT services provider, was the Fund’s best performing stock in 2021. The importance of modern, digital information technology architectures has been highlighted during the pandemic and drove an acceleration in growth for the company, which also generated best-in-class margins among its peers. Currently, we remain optimistic about the duration of its growth opportunities. Semiconductor company SiTime Corporation (SITM) was also a top contributor in 2021 as it is rapidly disrupting a large segment of the chip industry, most notably in timing solutions that essentially work as the heartbeat of electronic devices. We believe that the company is taking material market share from legacy solutions due to its superior efficiency across a host of attributes. Another semiconductor company Silicon Labs, Inc. (SLAB) also performed well in the period, particularly after reporting strong third quarter results. This was SLAB’s first quarter as a pureplay Internet-of-Things company after selling its legacy business segments. Its attractive growth profile, profitability leverage, and significant share repurchases have helped buoy the stock and we remain constructive on its prospects.

Detractors from Return

The three sectors that detracted most from the Fund’s performance relative to its benchmark in the year were Consumer Discretionary, Financials, and Consumer Staples. The Fund’s worst-performing stock in 2021 was Amedisys, Inc. (AMED), a leading provider of home health, hospice, and personal care services, after the company reported an unexpected increase in staff turnover in their hospice segment sales force in the second half of the year. While growth expectations have deteriorated, we believe the issue is a short-term setback and new hires will ramp productivity in time. Everbridge, Inc. (EVBG), a leading provider of critical event management software, was also a significant drag on performance in the year. The unexpected departure of its CEO, accompanied by a moderation in growth expectations for 2022 drove shares materially lower in the fourth quarter. While we expect some disruption from the rapid change, we believe the company has a strong competitive position with leading technologies that operate at scale. Bright Horizons Family Solutions, Inc. (BFAM), a provider of child care services, was weak in the period as utilization rates in its centers remain depressed given the ongoing pandemic. Ultimately, we believe that employers recognize the importance of providing child care as a benefit to their employees and the pandemic has made this more evident despite a potentially more hybrid workforce operating both remotely and in office.

Outlook and Positioning

As of the end of 2021, the Fund remains overweight primarily in the Financials sector and underweight primarily in the Consumer Discretionary and Consumer Staples sectors.

Equities essentially ended the year at all-time highs as investors looked beyond the recent rise of Omicron variant cases. Conversely, in our view, looming higher interest rates and normalizing, i.e., slowing, growth could present challenges in 2022. Our focus remains on building a portfolio of companies that we believe can exhibit fundamentally stable growth characteristics across an entire economic cycle as this has typically helped protect investor capital in down markets. Additionally, as economic growth peaks, we believe investors will again find high quality growth an attractive area of the market as companies with unique, disruptive products and services can typically succeed without cyclical tailwinds.

We wish you the best in 2022 and as always, thank you for your continued interest and support.

Stock Performance (for the year ended 12/31/21)

	Average	Contribution
5 Highest	Weight	to Return
Endava PLC	2.34	2.07
SiTime Corp.	1.22	1.60
Globant S.A.	2.03	1.30
Asana, Inc.	0.51	1.08
Silicon Laboratories, Inc.	2.08	1.07
	Average	Contribution
5 Lowest	Weight	to Return
Bright Horizons Family Solutions, Inc.	2.36	-0.66
Turning Point Therapeutics, Inc.	0.80	-0.72
Everbridge, Inc.	1.16	-0.81
SelectQuote, Inc.	0.52	-0.92
Amedisys, Inc.	1.73	-1.02

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2021 |	5

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small-capitalization companies.

Fund Management

Jeffrey C. Paulis, CFA, Portfolio Manager

Mark T. Dickherber, CFA, CPA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns*

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBHCX)	23.26%	24.28%	15.85%	13.26%	10.15%	12/31/19
Institutional Class (SBASX)	23.48%	24.49%	16.03%	13.43%	10.32%	12/15/03
Russell 2000® Index	14.82%	20.02%	12.02%	13.23%	9.49%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.26%, Net: 1.14%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.27%, Net: 0.99%

Sector Allocation (as of 12/31/21)

Industrials	25.0%
Information Technology	21.4%
Health Care	12.7%
Consumer Discretionary	12.5%
Financials	8.1%
Materials	7.8%
Consumer Staples	5.2%
Energy	2.4%
Real Estate	1.3%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/21)

Regal Rexnord Corp.	3.3%
Hain Celestial Group, Inc. (The)	2.4%
Element Solutions, Inc.	2.2%
Silicon Laboratories, Inc.	2.2%
EnPro Industries, Inc.	2.1%
Pure Storage, Inc.	2.0%
Capri Holdings, Ltd.	1.9%
WNS Holdings, Ltd.	1.7%
Devon Energy Corp.	1.6%
Gildan Activewear, Inc.	1.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

*	The quoted performance of the Fund reflects the past performance of Lower Wacker Small Cap Investment Fund, LLC (the “Partnership”), an unregistered limited partnership managed by the portfolio managers of the Fund. The Partnership was organized into the Institutional Class shares on December 31, 2019, the date the Fund commenced operations. The Fund has been managed in the same style since the Partnership’s inception on December 15, 2003. The Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Fund was a limited partnership. From its inception on December 15, 2003 through December 31, 2019, the Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Fund’s performance.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

6	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The market continued its recovery from the COVID-19 pandemic as economies continued to reopen in 2021. The year began with a dramatic rise in low Return on Invested Capital (ROIC) stocks during the first quarter which ultimately subsided as risks related to COVID-19 variants, inflation, labor, supply chains, amongst others, arose through the remainder of the year. As these risks became more apparent through the year, the market rotated to higher ROIC companies, particularly in the second half of 2021, which benefited the performance of the Segall Bryant & Hamill Small Cap Core Fund. The Fund returned 23.26% (Retail Class) for the one-year period ended December 31, 2021. Its benchmark, the Russell 2000® Index, returned 14.82%.

Contributors to Return

On a sector level, Health Care, Industrials, and Information Technology were the largest contributors to the Fund’s performance relative to the benchmark. Endava Plc (DAVA) a digital technology outsourcer, was the largest individual contributor to the Fund’s return. Demand for Endava’s solutions structurally inflected higher as a result of COVID-19 as companies across industries struggled to engage digitally with their customers, accept new payment methods, and bring efficiency to their business—all things Endava’s solutions enable. Zurn Water Solutions Corporation (ZWS), a designer and manufacturer of water solutions focused on flow control, quality, and safety, was another large contributor. ZWS transformed into a pure-play water company by merging its industrial business with another company. In addition to solid business fundamentals and management execution, we believe the transformation attracted environmental, social, and governance (ESG) investors which resulted in multiple expansion and stock price appreciation.

Detractors from Return

On a sector level, Real Estate and Financials were the largest relative detractors from the Fund’s performance. Amedisys, Inc (AMED), a provider of home health and hospice services, was the largest detractor. Amedisys faced numerous internal and external headwinds during 2021. Repeated COVID-19 spikes reduced the length of patient stay in its hospice business while elevated staff quarantine levels and pandemic-related nurse burnout caused staffing shortages which impacted the company’s short-term financial results. Anaplan, Inc (PLAN), a provider of SaaS planning solutions, was the second largest detractor. Anaplan reported solid, but inconsistent results which, coupled with a CFO and head of sales change during the year, weighed on investor sentiment and the multiple.

Outlook and Positioning

As we begin 2022, the solid economic backdrop in the U.S. continues to be challenged by many global issues related to labor and supply chains. Over the next few quarters (not first quarter 2022), we see a path for many of these issues to become incrementally less bad which, combined with the fading of the Delta/Omicron variants and an inventory restocking cycle, could strengthen investor sentiment for cyclical companies. Accordingly, the Fund’s positioning remains fairly balanced between sustainably high ROIC companies and improving ROIC companies as it had been for the last several quarters. However, entering the third year of the recovery, we also see the prospects for increasing market volatility developing driven by Federal Reserve (Fed) actions (higher rate tightening prospects and potential quantitative tightening), midterm elections, and a slowing of economic backdrop as we move through the second half of the year.

As we move through 2022, we would not be surprised to see the mix of higher ROIC companies in the strategy increase as the cycle matures and the backdrop for low ROIC companies becomes increasingly unfavorable (higher rates, slower growth). Further, many high growth names underperformed dramatically in 2021 and our team is busy evaluating the merits of many of these companies as we believe they could rebound should the Fed raise rates too aggressively or if economic growth begins to surprise to the downside. Regardless, through our research efforts, our team will remain focused on seeking to identify both higher ROIC and improving ROIC investment opportunities and seeking to ensure these investment opportunities also possess solid niche market and competitive advantaged positioning, strong management teams, and attractive risk-adjusted return potential—all attributes which have represented the key pillars to our investment approach for many years.

Stock Performance (for the year ended 12/31/21)

	Average	Contribution
5 Highest	Weight	to Return
Endava PLC	1.56	1.35
Devon Energy Corp.	1.09	1.14
Zurn Water Solutions Corp.	1.58	1.14
Rogers Corp.	1.70	0.99
Silicon Laboratories, Inc.	1.76	0.95
	Average	Contribution
5 Lowest	Weight	to Return
8x8, Inc.	0.34	-0.32
Phreesia, Inc.	0.47	-0.33
Haemonetics Corp.	0.27	-0.34
Anaplan, Inc.	0.88	-0.34
Amedisys, Inc.	1.33	-0.83

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2021 |	7

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

Investing primarily in equity securities of any size, including small- and mid-capitalization companies.

Fund Management

Ralph M. Segall, CFA, CIC Portfolio Manager

Suresh Rajagopal, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBRAX)	29.57%	28.68%	18.95%	—	14.08%	12/9/19
Institutional Class (SBHAX)	29.55%	28.76%	19.07%	—	14.22%	7/31/13
Russell 3000® Index	25.66%	25.79%	17.97%	—	14.96%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.99%, Net: 0.99%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.92%, Net: 0.84%

Sector Allocation (as of 12/31/21)

Information Technology	24.9%
Health Care	16.7%
Financials	15.3%
Consumer Discretionary	14.0%
Industrials	10.9%
Communication Services	5.4%
Consumer Staples	4.6%
Materials	3.5%
Energy	2.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/21)

Microsoft Corp.	4.7%
Alphabet, Inc.	4.0%
Marvell Technology, Inc.	3.5%
Amazon.com, Inc.	3.1%
Quanta Services, Inc.	2.7%
Ares Management Corp.	2.7%
Visa, Inc.	2.6%
Zebra Technologies Corp.	2.6%
TJX Cos., Inc. (The)	2.5%
UnitedHealth Group, Inc.	2.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

8	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For the fiscal year ended December 31, 2021, the Segall Bryant & Hamill All Cap Fund returned 29.57% (Retail Class) compared to a return of 25.66% for its benchmark, the Russell 3000® Index. Security selection was the most significant contributor to relative performance for the year. As a reminder, the investment approach of the Fund is to participate in all markets by investing in companies that that we believe can generate meaningful Returns on Invested Capital (ROIC), produce quality financial metrics (e.g., free cash flow growth, consistent earnings growth, and margin expansion) and possess strong management teams.

Contributors to Return

At the sector level, the Fund’s best-performing sectors during the year relative to the benchmark were Health Care, Information Technology, and Industrials. Outperformance in the Communication Services sector was primarily from Alphabet (GOOG) and lack of exposure to underperforming names within the sector. Health Care was driven by strong idiosyncratic performance of several holdings as was Information Technology. At the individual stock level, Marvell Technology (MRVL) was a top contributor due to design wins related to its data center, 5G deployments, enterprise networking, and autos which pushed growth expectations meaningfully higher in 2022.

Detractors from Return

Materials, Energy, and Real Estate were the largest detractors on a sector level relative to the Fund’s benchmark for the year. The Energy sector suffered due to lack of exposure within the Fund, as the energy sector was the best performing sector within the benchmark index. The Fund’s holdings in the Materials sector lacked exposure to some of the basic commodity businesses that enjoyed strong year-end rallies within the benchmark. At an individual stock level, Cable One (CABO) underperformed for the year due to stepped-up capital expenditure concerns, increasing regulation and near-term concerns about user growth.

Outlook and Positioning

Investors enter 2022 flush with several strong years of returns from the financial markets, paradoxically achieved during tremendous political and social turmoil. COVID remains top of mind on our risk radar, but we are encouraged by data indicating the new super-spreading Omicron variant may be much less severe and represent the beginning of the end of the pandemic (i.e., the endemic case). How the recent surge in inflation responds to COVID-influenced demand and supply shocks is another key watch item particularly at current market valuation levels. We have been concerned about very high valuation levels for stocks and low levels of interest rates in the bond market which are now in real, that is, inflation-adjusted terms, quite negative. While the opportunity set seems to be getting smaller and smaller, the fact that the markets remain high illustrates the comment attributed to J.M. Keynes: “The market can stay irrational longer than you can stay solvent.”

Fortunately, for us, macro concerns are not a principal part of the selection process in the Fund. It always has been, and will always remain, a market of stocks rather than a stock market. In our view, there will always be investments to make in companies with the right set of investment characteristics, priced at valuations that present an attractive opportunity to reach our long-term investment goals. The constant search for such names goes on.

Thank you for your consideration and continued support.

Stock Performance (for the year ended 12/31/21)

	Average	Contribution
5 Highest	Weight	to Return
Alphabet, Inc.	3.91	2.23
Marvell Technology, Inc.	2.92	2.17
Microsoft Corp.	4.38	2.13
Ares Management Corp.	2.37	1.54
Quanta Services, Inc.	2.59	1.34
	Average	Contribution
5 Lowest	Weight	to Return
Autodesk, Inc.	0.46	-0.15
CoStar Group, Inc.	1.22	-0.21
Lamb Weston Holdings, Inc.	0.77	-0.24
Fidelity National Information Services, Inc.	0.58	-0.39
Cable One, Inc.	1.65	-0.43

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2021 |	9

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

Investing primarily in equity securities of companies tied economically to emerging markets countries.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class* (SBHEX)	5.22%	10.07%	8.45%	5.09%	2.55%	6/30/14
Institutional Class** (SBEMX)	5.49%	10.34%	8.68%	5.29%	2.76%	6/30/11
MSCI Emerging Markets Index	(2.54)%	10.94%	9.88%	5.49%	3.11%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.36%, Net: 1.38%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.19%, Net: 1.23%

*	Formerly Class A.

**	Formerly Class I.
Sector Allocation (as of 12/31/21)

Information Technology	25.1%
Financials	19.3%
Consumer Discretionary	12.3%
Communication Services	9.1%
Materials	8.4%
Energy	6.2%
Consumer Staples	5.5%
Industrials	5.3%
Health Care	3.9%
Utilities	2.5%
Real Estate	1.9%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/21)

Taiwan Semiconductor Manufacturing Co., Ltd.	5.9%
Tencent Holdings, Ltd.	3.5%
Samsung Electronics Co., Ltd.	3.2%
Alibaba Group Holding, Ltd.	1.9%
Bank of China, Ltd.	1.1%
Zhongsheng Group Holdings, Ltd.	1.0%
Wuchan Zhongda Group Co., Ltd.	1.0%
China Construction Bank Corp.	1.0%
KPR Mill, Ltd.	0.9%
State Bank of India	0.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.38% and 1.23% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

10	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

After posting an 18.31% return for the fiscal year ended December 31, 2020, the MSCI Emerging Markets Index finished down 2.54% in 2021, just the second time in the last six years it has ended in negative territory. Markets rallied to begin 2021 as optimism grew that vaccination efforts and economies reopening would provide a jumpstart to global growth. Stocks traded lower as the year went on as concerns grew that variants of the Coronavirus could lead to new restrictions and that higher inflation would cause central bankers to tighten monetary policies. Regional index performance was mixed as Asia -5.08% and Latin America -8.09% ended lower, while EMEA (Europe, Middle East, Africa) +18.01% ended higher. China -21.72% was the worst-performing country in Asia this year and second worst in the index overall as regulatory actions against technology companies, debt concerns in its property sector, and slowing growth all weighed on equities. Two bright spots in Asia were India +26.23%, which benefited from strong stimulus programs, and Taiwan +26.13%, where semiconductor companies outperformed on rising prices and demand. Returns in Latin America were dragged down by its largest economy, Brazil -17.40%, which is facing rising interest rates, slowing growth, and a possibly contentious presidential election in 2022. The region’s second largest economy, Mexico +22.53%, was the top performer in the region, aided in part by the strong economic recovery in the U.S., its largest trading partner. In EMEA, every country ended the year higher, with the exception of Turkey where stocks rose in local terms but the lira fell 44% versus the U.S. dollar as investors questioned the current leadership’s policy of cutting interest rates despite rising inflation. The countries with the largest impacts on positive returns to the Benchmark in the region for the year were Saudi Arabia +37.70%, which saw growth in its financial sector at the prospect of higher interest rates, and Russia +19.01%, where energy companies rose on higher demand. At the sector level, 6 of 11 groups ended the year higher, led by Energy +20.95% and Utilities +12.43% which benefited from rising oil, natural gas, and electricity prices as economies reopened. The two worst-performing sectors were Consumer Discretionary -29.06% and Real Estate -21.84%, which were hit especially hard from their larger weights in Chinese equities.

The Segall Bryant & Hamill Emerging Markets Fund returned 5.22% (Retail Class) for the one-year period ending December 31, 2021. The Fund’s benchmark, the MSCI Emerging Markets Index, returned -2.54%. Security selection was strong within the Asia, Latin America and EMEA benchmark regions, but especially in Asia, where the Fund’s holdings in China, India, and Korea outperformed relative to the benchmark. Selection in Malaysia and Indonesia was a modest drag on relative returns. In Latin America, positive security selection was driven primarily by Brazil, while Peru and Chile also contributed. In EMEA, Russia was the Fund’s top performer, followed by Qatar, Poland, and Turkey. At the sector level, stock selection was positive in 10 of 11 groups with the largest relative returns coming from Consumer Discretionary, Financials, and Consumer Staples. Real Estate was the only sector where selection was negative. In our opinion, our multifactor model worked very well in 2021 as Valuation, Earnings Momentum, and Price Momentum outperformed and Profitability performed in line.

Outlook and Positioning

High-quality and value factors both performed well in emerging markets in 2021, but the best-performing segment was the intersection of the two. The Fund’s area of focus, companies we assess as high quality that we believe are trading at reasonable valuations, enjoyed strong relative returns for the year as investors began to, once again, focus on prices rather than just overly optimistic narratives when evaluating companies. Expensive companies of lesser quality, which outperformed in 2020, were the worst-performing segment this year. These trends are occurring globally but have been more pronounced in emerging markets than in other asset classes. We believe that the positioning of the Fund remains historically attractive from a valuation perspective. Even with substantial outperformance during 2021, we believe the Fund is even better positioned than it was at the end of 2020 due to the strong business performance of the companies on which we focus. We noticed a similar phenomenon during the deflation of the dot-com bubble in which the Fund’s area of focus simultaneously outperformed while becoming more attractively valued. It can be a very powerful driver of outperformance when a segment of the market that is at record valuation discounts is also performing well from a business perspective. From an asset allocation perspective, emerging markets are at some of the largest discounts versus the U.S. in 20 years, levels from which they have typically rebounded strongly. We are very optimistic on both the emerging markets asset class and the positioning of the Fund as we begin 2022.

Stock Performance (for the year ended 12/31/21)

	Average	Contribution
5 Highest	Weight	to Return
Taiwan Semiconductor Manufacturing Co., Ltd.	5.44	0.72
KPR Mill, Ltd.	0.48	0.68
Evergreen Marine Corp. Taiwan, Ltd.	0.40	0.56
Yang Ming Marine Transport Corp.	0.31	0.41
Fubon Financial Holdings Co., Ltd.	0.59	0.35
	Average	Contribution
5 Lowest	Weight	to Return
Meituan	0.66	-0.27
Samsung Electronics Co., Ltd.	3.22	-0.30
Baidu, Inc.	0.92	-0.38
Tencent Holdings, Ltd.	4.46	-0.61
Alibaba Group Holding, Ltd.	3.83	-1.94

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2021 |	11

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small capitalization companies located outside of the United States, including those in emerging markets.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class* (SBHSX)	12.97%	7.55%	3.96%	8.08%	5.32%	6/30/14
Institutional Class** (SBSIX)	13.19%	7.73%	4.21%	8.32%	5.56%	5/31/11
MSCI EAFE Small Cap Index	10.10%	15.62%	11.04%	10.80%	7.82%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.36%, Net: 1.18%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.18%, Net: 1.03%

*	Formerly Class A.

**	Formerly Class I.
Sector Allocation (as of 12/31/21)

Industrials	24.7%
Consumer Discretionary	12.1%
Financials	10.8%
Information Technology	10.8%
Real Estate	9.6%
Materials	8.3%
Health Care	7.7%
Consumer Staples	5.8%
Communication Services	4.5%
Utilities	2.8%
Energy	2.0%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/21)

Scandinavian Tobacco Group A/S	1.2%
Redrow PLC	1.2%
GrainCorp, Ltd.	1.1%
Investec PLC	1.1%
Royal Mail PLC	1.1%
Vistry Group PLC	1.0%
Getinge A.B.	1.0%
Computacenter PLC	1.0%
ASR Nederland N.V.	1.0%
Inwido A.B.	0.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.18% and 1.03% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

12	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

In 2021, international small cap stocks, as measured by the MSCI EAFE Small Cap Index, rose for the third year in a row with a 10.10% return as global vaccination efforts expanded and governments took steps to reopen their economies from the pandemic. Stocks pared gains through the final four months of the year on inflation and Omicron variant concerns. U.S.-based investors saw local returns reduced as the dollar strengthened versus the euro, pound, and yen with the MSCI EAFE Small Cap Index ending 17.28% higher in local terms for the year. Regional index returns were mixed as Europe +15.76%, the United Kingdom +13.49%, and the Far East +10.95% posted positive returns, while Japan -2.28% dropped modestly. In Europe, the Netherlands +31.46% was the best-performing country as the nation’s stock market has become a hub of special purpose acquisition company (SPAC) and technology listings within the region. Germany +7.00% lagged its European peers as exporters were hurt by rising raw material costs and supply chain disruptions. The U.K. ended higher aided by a hot real estate market and beaten down industrials rebounding on recovery optimism. Australia +15.03% was the best performer in the Far East as metal and mining companies rallied as demand increased for raw materials. New Zealand was the only country in the region to end lower as the country reintroduced some COVID restrictions, and business and consumer confidence dropped. Japan also ended in negative territory as stricter quarantine measures remained in place, along with a weaker yen. At the sector level, 9 of 11 groups ended the year in positive territory, led by Financials +17.18% whose margins could improve if central bankers raise interest rates to combat inflation. Industrials +16.42%, Real Estate +13.91%, and Materials +11.62% also posted double-digit returns as economies reopened. Consumer Staples -5.28% led on the downside on concerns that rising input prices could negatively affect profits.

The Segall Bryant & Hamill International Small Cap Fund (SBHSX) returned 12.97% (Retail Class) for the one-year period ending December 31, 2021. The Fund’s benchmark, the MSCI EAFE Small Cap Index, returned 10.10%. Stock selection was positive in all four regions this year with the United Kingdom providing the largest relative gain. Within Europe, the Fund’s holdings in France, Norway, and Sweden were the top outperformers, while selection in Switzerland caused the biggest drag. In the Far East, positive selection effects in New Zealand and Hong Kong were more than enough to offset negative selection in Australia. At the sector level, stock selection was additive in 9 of 11 groups with the largest benefits coming from Health Care, Information Technology, and Real Estate. Communication Services and Materials were the two sectors where selection ended modestly lower. In our opinion, our multifactor model performed well in 2021 with Valuation providing the largest positive impact, followed by Earnings Momentum and Profitability. The Price Momentum component ended the year lower but we believe performed well following a difficult first quarter.

Outlook and Positioning

2021 ended with both quality and value factors performing well. Historically, we believe that the intersection of the two is the best-performing segment, but it was the extremes of the two factors that led in 2021. We believe the international small cap space is still in a transitional phase, or “turn”, from expensive company leadership to our area of focus, companies that we assess as high quality with reasonable valuations. We noticed similar turns after the substantial market dislocations of 1999/2000 and 2008/2009. In our experience, the outperformance of lower quality companies often acts as a bridge between the outperformance of expensive growth companies back to the reasonably valued, high-quality segment that we focus on. As 2021 progressed, we observed outperformance trending away from lower-quality companies into high-quality ones. We expect this adjustment to continue in 2022, which we believe should continue to benefit our approach. Positioning remains very attractive, as relative valuations between our area of focus and the market actually improved over the course of 2021, despite the Fund outperforming. We believe this improvement was possible due to the strong fundamental performance of the companies in the Fund’s area of focus. It can be a powerful driver of outperformance when a segment of the market that is at record valuation discounts is also performing well from an underlying business perspective. We believe a historic opportunity exists in the international small cap space and we are optimistic about our prospects going forward.

Stock Performance (for the year ended 12/31/21)

	Average	Contribution
5 Highest	Weight	to Return
InMode, Ltd.	0.51	0.73
Gamesys Group PLC	0.21	0.59
Mitsui OSK Lines, Ltd.	0.56	0.58
Redde Northgate PLC	0.96	0.55
Getinge A.B.	0.87	0.52
	Average	Contribution
5 Lowest	Weight	to Return
Betsson A.B.	0.60	-0.17
Digital Holdings, Inc.	0.23	-0.18
Mount Gibson Iron, Ltd.	0.24	-0.21
Millicom International Cellular S.A.	0.33	-0.27
NRW Holdings, Ltd.	0.50	-0.40

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2021 |	13

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

Investing in the stocks of small international companies that we believe are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	16.59%	30.48%	17.99%	11.28%	7.41%	12/15/99
Institutional Class (WIIFX)	16.70%	30.69%	18.17%	11.38%	7.46%	4/29/16
MSCI ACWI ex USA Small Cap Index	12.93%	16.45%	11.21%	9.46%	7.46%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.69%, Net: 1.25%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.57%, Net: 1.10%

Sector Allocation (as of 12/31/21)

Industrials	29.3%
Information Technology	27.9%
Consumer Discretionary	26.0%
Financials	6.3%
Consumer Staples	3.9%
Health Care	2.0%
Communication Services	0.9%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/21)

Hunter Douglas N.V.	8.6%
Brodrene A. & O. Johansen A/S	6.3%
Constellation Software, Inc.	4.8%
Instalco A.B.	4.8%
Clipper Logistics PLC	4.3%
Topicus.com, Inc.	4.0%
Evolution Gaming Group A.B.	3.8%
Pollard Banknote, Ltd.	3.3%
GFL Environmental, Inc.	3.0%
BayCurrent Consulting, Inc.	2.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% and 1.10% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

14	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

Most developed equity markets across the world performed well in 2021. Investors seemingly brushed off major global concerns such as above average inflation, continued supply chain disruptions, and the proliferation of the Omicron COVID-19 variant to push equity valuations higher on the back of improving global economic growth. Aided by the strengthening dollar, U.S. markets generally performed better than international markets during 2021.

With a mix of developed and emerging market stocks, the Segall Bryant & Hamill Fundamental International Small Cap Fund returned 16.59% (Retail Class) for 2021 compared to a return of 12.93% for its benchmark, the MSCI ACWI ex USA Small Cap Index. Owing to the discipline of investing in companies we assess as high quality, the Fund also outperformed its peer average. During periods of macro-economic uncertainty, we believe that focusing on companies with significant free cash flow, high returns, and strong balance sheets should lead to relative outperformance.

Contributors to Return

The Fund’s strong returns in Consumer Discretionary, Industrials, and Health Care added to relative performance during the year. From a holdings standpoint, Hunter Douglas was a major contributor to annual performance. The Netherlands-based company is a global leader in the manufacturing of window coverings. With its 100-year history of developing into one of the industry’s most highly regarded and recognized brands, the company has benefited recently from an uptick in the residential home improvement market. At the end of the year, investment firm 3G Capital committed to buying a majority stake in Hunter Douglas at close to a 72% premium to its previous close.

Another strong contributor to performance was Sweden-based Evolution Gaming Group, a developer and producer of live, online casino games. It markets and licenses to online casino operators across the globe. The shutdown of traditional bricks and mortar casinos during the pandemic helped accelerate demand for Evolution’s solutions as gamblers shifted to online gaming. We believe that the online gambling market will continue to grow at a fast pace for the foreseeable future.

Detractors from Return

Weak performance in Information Technology and Communication Services along with lack of exposure to Energy all detracted from performance relative to the benchmark. On a stock basis, Hong Kong-

listed PAX Global Technology (PAX) was an underperformer. PAX is one of the world’s largest electronic-funds-transfer at point-of-sale (EFT-POS) terminal providers with a focus on emerging markets like Brazil. During the year, speculation arose that PAX terminals may have been used in cyberattacks. Shares came under pressure despite a lack of evidence or official charges being issued to PAX for any wrongdoings. We decided to maintain our position in PAX shares.

Australian-based Appen was another underperformer in 2021. Appen is a language technology company that helps their customers build products that rely on natural language processing, such as speech engines (Amazon’s Alexa), search engines (Google), and social media (Facebook). COVID-related disruptions to their technology clients’ businesses had a prolonged negative effect on revenue. We believe that softening demand may also persist as the business is encountering more competition. As a result, we decided to sell the Fund’s position.

Outlook and Positioning

The direction of equity markets over the near term will most likely be influenced by a confluence of factors. These include the strong likelihood of higher inflation rates leading to rising interest rates, which may be offset by the diminishing influence of COVID and continued global economic growth. Unlike the mostly synchronous monetary policy moves over the past couple of years, changes in stimulus policies appear to be emerging as governments confront differing sets of issues with which to contend. Despite the difficulty in projecting the timing, it is almost certain that interest rates will move higher throughout the year. This will likely put pressure on already high equity valuations.

We have positioned the Fund to (hopefully) endure the rocky environment just described. By continually upgrading the Fund into what we believe to be higher quality holdings (i.e., strong free cashflow, healthy balance sheets, and high returns) coupled with our attention to valuation, we believe the Fund should be able to withstand the headwinds created from rising rates. In our view, understanding the drivers of growth for each of our investments has never been more important and we believe that this will be a stock picker’s market, an environment where we believe we perform best.

Stock Performance (for the year ended 12/31/21)

	Average	Contribution
5 Highest	Weight	to Return
Evolution Gaming Group A.B.	4.79	3.04
Instalco A.B.	5.15	2.69
Hunter Douglas N.V.	0.89	2.30
Constellation Software, Inc.	5.00	1.96
SwedenCare A.B.	2.33	1.86
	Average	Contribution
5 Lowest	Weight	to Return
Kambi Group PLC	0.54	-0.73
KINX, Inc.	1.86	-0.80
PAX Global Technology Ltd.	2.31	-0.90
Pollard Banknote, Ltd.	3.00	-1.37
Appen, Ltd.	0.70	-1.43

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2021 |	15

Segall Bryant & Hamill Global All Cap Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

Investing in companies of any size, both in the United States and in developed foreign markets.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager

Ralph M. Segall, CFA, CIC Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	25.83%	17.54%	12.13%	10.93%	8.91%	6/1/88
Institutional Class (WIMVX)	25.94%	17.67%	12.29%	11.10%	8.98%	9/28/07
MSCI World Index	21.82%	21.70%	15.03%	12.70%	7.95%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.29%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.20%, Net: 0.74%

Sector Allocation (as of 12/31/21)

Information Technology	26.0%
Health Care	15.6%
Consumer Discretionary	15.3%
Financials	13.6%
Industrials	10.5%
Consumer Staples	8.5%
Materials	4.0%
Communication Services	3.1%
Energy	2.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/21)

Microsoft Corp.	4.5%
Marvell Technology, Inc.	3.2%
Alphabet, Inc.	3.2%
UnitedHealth Group, Inc.	2.7%
Linde PLC	2.6%
Dassault Systemes S.A.	2.6%
NXP Semiconductors N.V.	2.5%
LVMH Moet Hennessy Louis Vuitton S.E.	2.4%
Amazon.com, Inc.	2.4%
Zoetis, Inc.	2.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

16	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For the fiscal year ended December 31, 2021, the Segall Bryant & Hamill Global All Cap Fund returned 25.83% (Retail Class) in 2021 compared to a return of 21.82% for its benchmark, the MSCI World Index. The investment approach of the Fund is to participate in the global developed markets by investing in companies that we believe can generate meaningful Returns on Invested Capital (ROIC), produce quality financial metrics (e.g., free cash flow growth, consistent earnings growth, and margin expansion) and possess strong management teams.

Contributors to Return

At the sector level, the Fund’s best-performing sectors during the year relative to the benchmark were Health Care, Information Technology, and Communication Services. Outperformance in the Communication Services sector was primarily related to Alphabet (GOOG) and to a lack of exposure to underperforming stocks within the benchmark index. Health Care was driven by strong idiosyncratic performance of several holdings as was Information Technology. At the individual stock level, Marvell Technology (MRVL) was a top contributor due to design wins related to its data center, 5G deployments, enterprise networking, and autos which pushed growth expectations meaningfully higher in 2022.

Detractors from Return

Financials, Energy, and Real Estate were the largest detractors from the Fund’s relative performance on a sector level for the year. The Financials sector was held back by several bank holdings that underperformed with global rate declines, particularly during the fourth quarter. The Energy and Real Estate sectors detracted from relative performance due to the Fund’s lack of exposure to them, as both sectors were top-performing sectors within the benchmark index during the year. At the individual stock level, Adidas AG (ADS) suffered as the company faces high raw material input costs and volatility induced by COVID cases/lockdowns.

Outlook and Positioning

Investors enter 2022 flush with several strong years of returns from the financial markets, paradoxically achieved during tremendous political and social turmoil. Both domestically and globally, COVID remains top of mind on our risk radar, but we are encouraged by data indicating the new super-spreading Omicron variant may be much less severe and represent the beginning of the end of the pandemic (i.e., the endemic case). How the recent surge in inflation responds to COVID-influenced demand and supply shocks is another key watch item, particularly at current global valuation levels. We have been concerned about very high valuation levels for stocks and low levels of interest rates in the global bond market which are now in real, that is, inflation-adjusted terms, quite negative in many markets. While the opportunity set seems to be getting smaller and smaller, the fact that the markets remain high illustrates the comment attributed to J.M. Keynes: “The market can stay irrational longer than you can stay solvent.”

Fortunately, for us, macro concerns are not a principal part of the selection process in the Fund. It always has been, and will always remain, a market of stocks rather than a stock market. In our view, there will always be investments to make in companies with the right set of investment characteristics, priced at valuations that present an attractive opportunity to reach our long-term investment goals. The constant search for such names goes on.

Thank you for your consideration and continued support.

Stock Performance (for the year ended 12/31/21)

	Average	Contribution
5 Highest	Weight	to Return
Microsoft Corp.	3.88	1.83
Marvell Technology, Inc.	2.21	1.72
Alphabet, Inc.	2.90	1.59
Bio-Techne Corp.	2.13	1.27
NXP Semiconductors N.V.	2.66	1.19
	Average	Contribution
5 Lowest	Weight	to Return
Novartis A.G.	0.30	-0.19
Kerry Group PLC	1.50	-0.21
CoStar Group, Inc.	1.25	-0.23
adidas A.G.	1.94	-0.47
Koninklijke Philips N.V.	1.21	-0.55

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2021 |	17

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

Investing in large U.S. companies that exhibit strong Environmental, Social and Governance (ESG) and workplace equality practices.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager	John N. Roberts, Esq. Portfolio Manager

William J. Barritt, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WEQRX)	26.18%	19.57%	14.50%	12.84%	9.45%	6/1/88
Institutional Class (WEQIX)	26.14%	19.74%	14.70%	13.05%	9.52%	9/28/07
Russell 1000® Index	26.46%	26.21%	18.43%	16.54%	11.44%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.53%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.54%, Net: 0.74%

Sector Allocation (as of 12/31/21)

Information Technology	28.4%
Health Care	16.0%
Consumer Discretionary	13.4%
Financials	11.4%
Communication Services	9.2%
Industrials	9.0%
Consumer Staples	4.7%
Real Estate	1.6%
Energy	1.4%
Materials	1.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/21)

Microsoft Corp.	5.5%
Alphabet, Inc.	5.0%
Amazon.com, Inc.	3.8%
Danaher Corp.	2.9%
Keysight Technologies, Inc.	2.8%
Visa, Inc.	2.6%
UnitedHealth Group, Inc.	2.6%
Live Nation Entertainment, Inc.	2.4%
ServiceNow, Inc.	2.4%
Applied Materials, Inc.	2.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

18	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

For the fiscal year ended December 31, 2021, the Segall Bryant & Hamill Workplace Equality Fund returned 26.18% (Retail Class) compared to a return of 26.46% for its benchmark, the Russell 1000® Index. For the full year, security selection was the most significant contributor to the Fund’s relative performance. As a reminder, the investment approach of the Fund is to seek to invest in companies with progressive and inclusionary human resource policies whereby diversity and gender equality is embraced. The universe of investable names includes companies with a commitment to providing equal treatment to employees regardless of sexual orientation, gender identity or expression, or race. Within this universe, we focus on companies that we believe can generate meaningful Returns on Invested Capital (ROIC), produce quality financial metrics (e.g., free cash flow growth, consistent earnings growth, and margin expansion) and possess strong management teams.

Contributors to Return

At the sector level, the Fund’s best-performing sectors during the year relative to the benchmark were Health Care, Communication Services, and Industrials. Outperformance in the Communication Services sector was primarily related to names tied to the economic reopening following the shutdowns during the COVID pandemic. Within Health Care, the Fund benefited from stock selection as the market rewarded strong trends at Zoetis, UnitedHealth Group and McKesson. At the individual holding level, Microsoft Corporation (MSFT) was a beneficiary of continued growth in cloud storage (Azure), increased work from home software utilization, and gaming.

Detractors from Return

Consumer Discretionary, Materials, and Energy were the largest detractors on a sector level relative to the benchmark for the year. Consumer Discretionary experienced some weakness in restaurants and in eBay on disappointing earnings. The Energy sector detracted from the Fund’s relative performance due to the Fund’s lack of exposure to the sector, as it was the best performing sector within the benchmark index during the year. The Fund’s holdings in the Materials sector lacked exposure to some of the basic commodity businesses that enjoyed strong year-end rallies. At the individual holding level, the stock of Fidelity Information Services (FIS) suffered from market concerns related to potential transaction share losses to smaller, disruptive payment technologies from competitors such as Buy Now Pay Later.

Outlook and Positioning

Investors enter 2022 flush with several strong years of returns from the financial markets, paradoxically achieved during tremendous political and social turmoil. COVID remains top of mind on our risk radar, but we are encouraged by data indicating the new super-spreading Omicron variant may be much less severe and represent the beginning of the end of the pandemic (i.e., the endemic case). How the recent surge in inflation responds to COVID-influenced demand and supply shocks is another key watch item particularly at current market valuation levels. We have been concerned about very high valuation levels for stocks and low levels of interest rates in the bond market which are now in real, that is, inflation-adjusted terms, quite negative. While the opportunity set seems to be getting smaller and smaller, the fact that the markets remain high illustrates the comment attributed to J.M. Keynes: “The market can stay irrational longer than you can stay solvent.”

Fortunately, for us, macro concerns are not a principal part of the selection process in the Fund. It always has been, and will always remain, a market of stocks rather than a stock market. In our view, there will always be investments to make in companies with the right set of investment characteristics, priced at valuations that present an attractive opportunity to reach our long-term investment goals. The constant search for such names goes on.

Thank you for your consideration and continued support.

Stock Performance (for the year ended 12/31/21)

	Average	Contribution
5 Highest	Weight	to Return
Alphabet, Inc.	5.18	3.08
Microsoft Corp.	5.09	2.44
NVIDIA Corp.	1.94	1.75
Blackstone, Inc.	1.92	1.54
Intuit, Inc.	2.05	1.23
	Average	Contribution
5 Lowest	Weight	to Return
Autodesk, Inc.	1.44	-0.16
Ross Stores, Inc.	1.23	-0.17
Walt Disney Co. (The)	2.10	-0.32
Vertex Pharmaceuticals, Inc.	0.82	-0.34
Fidelity National Information Services, Inc.	1.08	-0.56

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2021 |	19

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

A fixed-income fund focusing primarily on investment quality bonds of short maturities.

Fund Management

James D. Dadura, CFA Portfolio Manager

Gregory C. Hosbein, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (SBHPX)	(0.23)%	1.78%	—	—	1.82%	0.71%	12/14/18
Institutional Class (SBAPX)	(0.05)%	1.90%	—	—	1.94%	0.80%	12/14/18
Bloomberg U.S. Government/Credit 1-3 Year Index	(0.47)%	2.28%	—	—	2.42%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.18%, Net: 0.49%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.03%, Net: 0.40%

Asset Allocation (as of 12/31/21)

Industrial	64.1%
Utility	14.5%
U.S. Treasury Bonds & Notes	6.5%
Municipal Bonds	5.9%
Finance	3.4%
Commercial Mortgage-Backed Securities	1.7%
U.S. Government & Agencies	0.9%

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Corporate Holdings (as of 12/31/21)

HCA, Inc.	2.0%
Bank of America Corp.	2.0%
American Tower Corp.	1.9%
NextEra Energy Capital Holdings, Inc.	1.9%
QVC, Inc.	1.9%
Williams Partners LP	1.9%
Fiserv, Inc.	1.9%
Weyerhaeuser Co.	1.9%
Kinder Morgan, Inc.	1.9%
Ball Corp.	1.9%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 0.67% for the Retail Class and 0.68% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.49% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Fixed Income Risks: Fixed income funds are subject to additional risk in that they may invest in high-yield/high-risk bonds and may be subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

20	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview

Federal Reserve (Fed) policy made a big impact on the short-term market in 2021. Although the economy showed steady improvement through the year, the Fed remained committed to keeping its policy rate near 0% and adding further accommodation through asset purchases. This support from the Fed helped keep short-term interest rates low for most of the year even as rates were rising for longer maturities. This dynamic began to break down in the fourth quarter when inflation, as measured by the Consumer Price Index (CPI), rose to 6.2% in October, prompting the Fed to announce plans to taper asset purchases. By November 30, CPI clocked in at 6.8% and Fed Chairman Jerome Powell acknowledged that it might be time to retire the word “transitory” in describing inflationary pressures. The Fed then announced on December 15 it would double the pace of its tapering plans and stop new purchases by March 2022. The impact of this shift in Fed policy caused the market to begin pricing in rate hikes. As a result, 2-year yields, which began the year at 0.12% and were at 0.21% as late as mid-September, rose to 0.73% by year end. On the credit front, investment grade and high yield corporate bonds benefited from the strong fundamental corporate backdrop and outperformed Treasuries in 2021. During the year, 1-3 year maturity high yield bonds returned 0.55%, and 1-3 year maturity investment grade corporate bonds returned -0.12% versus -0.60% for 1-3 year Treasuries.

Fund Performance

The Segall Bryant & Hamill Short Term Plus Fund returned -0.23% (Retail Class) for fiscal year 2021 compared to a return of -0.47% for its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index. The most significant drivers of relative performance during this period were security selection and duration. Security selection was most beneficial within the corporate bond sector, with the Fund’s corporate bonds returning 1.19% compared to the return of -0.12% for those in the benchmark. Also helping relative performance was the relative duration of the Fund (a measure of the sensitivity in the price of a bond to a change in interest rates)

which averaged 1.45 years over this period versus 1.95 years for the benchmark. This helped relative returns as 1-3 year Treasury yields rose during the year.

Outlook and Positioning

Shifting our view forward to 2022, the Fed, and its efforts to combat rising inflation, has both our and the market’s full attention. The Fed has suggested that with the labor market close to reaching full employment, it could start raising short-term interest rates once the taper of asset purchases is complete, likely sometime in the first half of the year. It will thereafter begin to shrink its balance sheet. As a result, the yield on short maturity securities looks very attractive to us relative to where it began last year. Over the course of 2021, the yield on 1 year maturity Treasuries rose to 0.38% from 0.10%, the yield on 2 year maturity Treasuries rose to 0.73% from 0.12% and the yield on 3 year maturity Treasuries rose to 0.96% from 0.16%.

The corporate sector continues to grapple with supply chain constraints and labor issues, both in upward wage pressures and availability. Fortunately, we believe corporate balance sheets are generally in good shape to weather these cost pressures. In our view, this strength is largely already reflected in spreads, which have stayed close to all-time lows for much of the past year. In this environment, we remain constructive on credits we deem to be high quality, which we believe should perform well in either a status quo scenario or in a credit sell-off. We continue to look for opportunities to take advantage of extra yields in smaller size issues. Short maturity high yield securities look slightly less attractive to us than investment grade securities.

Annual Report | December 31, 2021 |	21

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager	Darren G. Hewitson, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager	Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTIBX)	(0.58)%	5.48%	4.17%	3.48%	5.81%	1.67%	6/1/88
Institutional Class (WIIBX)	(0.44)%	5.61%	4.32%	3.63%	5.87%	1.82%	9/28/07
Bloomberg U.S. Aggregate Bond Index	(1.54)%	4.79%	3.57%	2.90%	6.03%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.68%, Net: 0.55%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.51%, Net: 0.40%

Asset Allocation (as of 12/31/21)

Industrial	36.4%
Mortgage-Backed Securities Passthrough	20.8%
U.S. Treasury Bonds & Notes	15.3%
Municipal Bonds	10.0%
Finance	8.7%
Utility	4.4%
Asset Backed Securities	2.4%
Residentail Mortgage-Backed Securities	0.3%

Percentages are based on Total Net Assets.

Top Ten Corporate Holdings (as of 12/31/21)

American Tower Corp.	1.1%
Cboe Global Markets, Inc.	1.0%
SBA Tower Trust	1.0%
Moody’s Corp.	0.9%
Apache Corp.	0.9%
Silgan Holdings, Inc.	0.8%
Comcast Corp.	0.8%
Diamondback Energy, Inc.	0.8%
Masco Corp.	0.8%
Quanta Services, Inc.	0.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.62% for the Retail Class and 1.76% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Segall Bryant & Hamill Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

22	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview

In 2021, returns were generally negative for the fixed income market. The broad market, as commonly measured by the Bloomberg U.S. Aggregate Bond Index (the Agg), dropped nearly 3.5% in the first quarter, then recovered gradually throughout the rest of 2021 before ending the year with an approximate 1.5% loss. This marks just the fourth negative-return year since the index’s inception in 1970. As the year drew to a close, the market dealt with increasing inflation news and evolving responses from the Federal Reserve (Fed). At the beginning of the year, the Consumer Price Index (CPI), a year-over-year measure of inflation, was at 1.4%. By the end of October, it had risen to 6.2%, prompting the Fed to announce plans to taper asset purchases. By November 30, CPI clocked in at 6.8% and Fed Chairman Jerome Powell acknowledged that it might be time to retire the word “transitory” in describing inflationary pressures. The Fed then announced on December 15 it would double the pace of its tapering plans and stop new purchases by March 2022. Investors have long expected the Fed to start raising interest rates in 2022, and the expected timing of the first hike continues to move earlier in the year. A new COVID strain appeared (the Omicron variant), but the Fed did not waver in its plans, and risk assets outperformed Treasuries in December after digesting the news. Treasury yields showed some volatility throughout the year and ended higher across most of the curve, while credit spreads were quite stable amid mostly benign credit conditions. High yield bonds benefited from the strong fundamental corporate backdrop and were one of the top fixed income categories for the full year.

Fund Performance

The Segall Bryant & Hamill Plus Bond Fund returned -0.58% (Retail Class) in 2021 compared to a return of -1.54% for its benchmark, the Bloomberg U.S. Aggregate Bond Index. Returns were low in absolute terms as the yield earned was offset by headwinds from higher interest rates. In relative terms, the Fund benefited from sector and quality positioning, including an allocation to high yield securities, positive security selection, and additional earned income. High yield contributions were notable, reflecting exposure to shorter duration, higher quality high yield corporate bonds which offered both attractive yield and capital preservation benefits. Within mortgage-backed securities, both the Fund’s underweighted allocation and positive selection contributed to relative returns as the sector faced headwinds from interest rate volatility and the potential of reduced market accommodation. Lastly, modestly reduced duration helped the Fund’s performance versus its benchmark, although we still see structural reasons for interest rates to remain fairly low in historical terms.

Outlook and Positioning

Shifting our view forward to 2022, the Fed, and its efforts to combat rising inflation, has both our and the market’s full attention. The Fed has suggested that with the labor market close to reaching full employment, it could start raising short-term interest rates once the taper of asset purchases is complete, likely sometime in the first half of the year. It will thereafter begin to shrink its balance sheet. The corporate sector continues to grapple with supply chain constraints and labor issues, both in upward wage pressures and availability. Fortunately, we believe corporate balance sheets are generally in good shape to weather these cost pressures. This strength is largely already reflected in spreads, which for much of the past year have stayed close to all-time tights (i.e., when the yield of corporate bonds versus U.S. Treasuries is very narrow). In this environment, we remain constructive on high quality credits, which we believe should perform well in either a status quo scenario or in a credit sell-off; and we continue to look for opportunities to take advantage of extra spread in small, less liquid issues. We maintain our positive view of taxable municipal bonds, and we remain underweight mortgage-backed securities, which we believe will be directly impacted by the Fed’s plans to withdraw monetary support to the economy. Hovering over all this, of course, is the economic impact of COVID. If the Omicron variant’s rapid spread produces a large increase in immunity without a commensurate increase in deaths, we could see less economic disruption, and we could thus envision a more normal future environment, akin to the impact of the yearly flu.

Last but surely not least, we appreciate the trust placed in us and intend to apply our usual rigor in evaluating all securities held for the benefit of the Fund’s shareholders.

Annual Report | December 31, 2021 |	23

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager

Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTLTX)	3.14%	7.49%	5.22%	5.64%	7.12%	2.82%	6/1/88
Institutional Class (WILTX)	3.33%	7.61%	5.37%	5.82%	7.19%	3.06%	9/28/07
Bloomberg U.S. High Yield 2% Issuer Capped Index	5.26%	8.81%	6.28%	6.82%	N/A
Bloomberg U.S. Corporate High Yield Ba Index	4.61%	10.01%	6.87%	7.04%	8.43%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.95%, Net: 0.85%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.82%, Net: 0.70%

Asset Allocation (as of 12/31/21)

Industrial	84.0%
Finance	8.4%
Utility	4.0%

Percentages are based on Total Net Assets.

Top Ten Holdings (as of 12/31/21)

PDC Energy, Inc.	2.9%
Occidental Petroleum Corp.	2.5%
Range Resources Corp.	2.4%
Compass Minerals International, Inc.	2.4%
Apache Corp.	2.1%
Dish DBS Corp.	2.1%
Lamar Media Corp.	2.1%
AmeriGas Partners LP/AmeriGas Financial Corp.	2.1%
Cedar Fair LP	2.0%
IIP Operating Partnership LP	2.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.81% for the Retail Class and 3.04% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% and 0.70% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Segall Bryant & Hamill Quality High Yield Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entail interest rate risk and credit risk.

24	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview

As 2021 drew to a close, the overall fixed income market dealt with increasingly worse inflation news and evolving responses from the Federal Reserve (Fed). At the beginning of the year, the Consumer Price Index (CPI), a year-over-year measure of inflation, was at 1.4%. By the end of October, it had risen to 6.2%, prompting the Fed to announce plans to taper asset purchases. By November 30, CPI clocked in at 6.8% and Fed Chairman Jerome Powell acknowledged that it might be time to retire the word “transitory” in describing inflationary pressures. The Fed then announced on December 15 it would double the pace of its tapering plans and stop new purchases by early March 2022. Investors have long expected the Fed to start raising interest rates in 2022, and the expected timing of the first hike continues to move earlier in the year. A new COVID strain appeared (the Omicron variant), but the Fed did not waver in its plans, and risk assets outperformed Treasuries in December after digesting the news. Treasury yields showed some volatility throughout the year and ended higher across most of the curve, while credit spreads were quite stable amid mostly benign credit conditions.

For the year, high yield bonds were a bright spot in a fixed income market where returns were generally negative. Posting positive returns in every quarter of 2021, high yield bonds benefited from a strong fundamental corporate backdrop and were one of the top fixed income categories for 2021. Spreads tightened in the fourth quarter across all high yield sectors other than Communications and Technology. Bonds rated CCC lagged in the latest quarter but finished the year as the top-performing high yield ratings category (BB +4.6%, B +4.9%, CCC +8.6%). The number of high yield issuers in default steadily improved throughout the year and ended with a 1.5% last-twelve-months issuer default rate1, a level not seen since 2014.

Fund Performance

In 2021, the Segall Bryant & Hamill Quality High Yield Fund returned 3.14% (Retail Class) compared to its benchmark, the Bloomberg U.S. High Yield 2% Issuer Capped Index, return of 5.26%. The primary detractor from the Fund’s performance relative to the benchmark was the Fund’s quality bias. Two examples of the quality bias that led to the underperformance were (1) the Fund did not own any CCC rated bonds, the lowest quality sector in the Index and the best performing rating category in high yield for the year within the Index, and (2) the Fund was overweight BBB rated bonds, which produced a negative return for the year.

Outlook and Positioning

Shifting our view forward to 2022, the Fed, and its efforts to combat rising inflation, has both our and the market’s full attention. The Fed has suggested that with the labor market close to reaching full employment, it could start raising short-term interest rates once the taper of asset purchases is complete, likely sometime in the first half of the year. It will thereafter begin to shrink its balance sheet. The corporate sector continues to grapple with supply chain constraints and labor issues, both in upward wage pressures and availability. Fortunately, we believe corporate balance sheets are generally in good shape to weather these cost pressures. In our view, this strength is largely already reflected in spreads, which have stayed close to all-time lows for much of the past year. In this environment, we remain constructive on high yield credits that we deem to be high quality. We continue to look for opportunities in “rising star” candidates transitioning to investment grade and to seek to take advantage of extra spread in small issues. Hovering over all this, of course, is the economic impact of COVID. If the Omicron variant’s rapid spread produces a large increase in immunity without a commensurate increase in deaths, we could see less economic disruption, and we could thus envision a more normal future environment, akin to the impact of the yearly flu.

Last but surely not least, we appreciate the trust placed in us by shareholders and intend to apply our usual rigor in evaluating all securities that comprise the Fund.

1	Source: Bank of America Merrill Lynch

Annual Report | December 31, 2021 |	25

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTTAX)	2.72%	5.40%	5.15%	—	5.42%	0.86%	12/16/16
Institutional Class (WITAX)	2.87%	5.57%	5.33%	—	5.59%	1.01%	12/16/16
Bloomberg U.S. 1-15 Year Municipal Bond Index	0.86%	3.99%	3.57%	—	3.68%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.80%, Net: 0.65%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.62%, Net: 0.50%

Asset Allocation (as of 12/31/21)

Revenue	55.2%
General Obligation	17.2%
Local Authority	12.5%
Variable Rate Demand Note	6.3%
Corporate Bonds	3.0%
Certificate Participation	0.6%
Prerefunded	0.3%

Percentages are based on Total Net Assets.

Top Ten Holdings (as of 12/31/21)

San Diego County Regional Airport Authority	4.5%
North Texas Tollway Authority System	3.1%
Califormia Municipal Finance Authority	2.7%
Metropolitan Government of Nashville & Davidson County Tennessee	2.6%
Virginia Small Business Financing Authority	2.2%
Central Platte Valley Metropolitan District	2.1%
Weber County Utah Hospital	2.1%
Pennsylvania Turnpike Commission	2.1%
Public Finance Authority Taxable Educational Facilities Wisconsin	2.1%
North Carolina State Turnpike Authority Monroe Expressway Toll	2.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 0.85% for the Retail Class and 0.98% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax. Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

26	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

A Personal Note

December 16, 2021 marked the five-year anniversary of the Segall Bryant & Hamill Municipal Opportunities Fund and as of the beginning of this year (1/12/22), the Fund had crossed $300 million in assets. We want to offer our deepest appreciation to those who took the time to understand our approach and invest in the Fund. As portfolio managers, we get to do what we are passionate about—uncovering and investing in opportunities in the municipal market—and strive each day to continue to earn your trust and confidence.

Market Overview

The fixed income markets—Treasury, credit, and municipal—had to contend with worsening inflationary news throughout 2021 and concerns about how the Federal Reserve (Fed) would respond in a policy fashion. By the end of the year, the Fed acknowledged a set of changes that would begin the process, first of slowing support for the markets in the form of a slower pace of asset purchases, and second by raising the policy rate. As the markets had anticipated this policy change, fixed income risk assets outperformed Treasuries in the fourth quarter. For the full year, the Bloomberg Municipal Bond Index, which had started the year by declining approximately 1% in the first quarter, recovered gradually throughout the rest of 2021 before ending the year with a 1.52% gain. This gain ran counter to the broad taxable market (defined by the Bloomberg U.S. Aggregate Bond Index) which posted a negative total return. We continued to see depressed municipal/Treasury ratios, which persisted throughout 2021. Flows into municipal bond funds were extremely strong while tax-exempt supply continued to be cannibalized by the refunding of taxable bonds. We believe the most likely scenario that could break this current trend would be a rate shock that disrupts the market.

Fund Performance

For the full year 2021, the Segall Bryant & Hamill Municipal Opportunities Fund returned 2.72% (Retail Class) versus 0.86% for the benchmark, the Bloomberg U.S. 1-15 Year Municipal Bond Index. The Fund’s performance versus the benchmark was largely driven by (1) moving quickly to buy attractive credits on weakness during the brief sell-off that took place during mid-October, and (2) the income advantage the Fund experienced through a few factors. First, during the year we continued to find value in smaller special districts and certain structures, which we believe the market is still mispricing. In our view, this value is amplified by how little value can be found in large credit names with betas similar to the overall municipal market. Second, the Fund was invested in short-term taxable bonds at times when the front end of the yield curve was trading at sub 50% municipal/Treasury ratios which proved to be a significant advantage. The above two factors, in combination with our intense focus on structure pricing (i.e., how bonds with different maturities and call features are priced), continued to be a successful formula.

Outlook and Positioning

Shifting our view forward to 2022, the Fed, and its efforts to combat rising inflation, has both our and the market’s full attention. The Fed has suggested that with the labor market close to reaching full employment, it could start raising short-term interest rates once the taper of asset purchases is complete, likely sometime in the first half of the year. It will thereafter begin to shrink its balance sheet. Municipal revenue and balance sheets are, broadly speaking, in the best shape we have seen in decades. This strength is largely already reflected in spreads, which have stayed close to all-time lows versus comparable AAA municipal bonds for much of the past year. In this environment, we remain constructive on high quality credits, which we believe should perform well in either a status quo scenario or in a credit sell-off. We continue to find the most value in optionality pricing and structures which have, we believe, incorrectly sold off on rate uncertainty. Hovering over all this, of course, is the economic impact of COVID. If the Omicron variant’s rapid spread produces a large increase in immunity without a commensurate increase in deaths, we could see less economic disruption, and we could thus envision a more normal future environment, akin to the impact of the yearly flu. Last but surely not least, we appreciate the trust placed in us by shareholders and intend to apply our usual rigor in evaluating all securities that comprise the Fund.

Annual Report | December 31, 2021 |	27

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2021 (Unaudited)

Fund Strategy

A Colorado municipal bond fund focused on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTCOX)	1.87%	4.51%	3.86%	3.21%	4.45%	0.84%	6/1/91
Institutional Class (WICOX)	2.01%	4.68%	4.03%	3.30%	4.48%	0.99%	4/29/16
Bloomberg U.S. 1-15 Year Municipal Bond Index	0.86%	3.99%	3.57%	3.05%	N/A

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.70%, Net: 0.65%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.55%, Net: 0.50%

Asset Allocation (as of 12/31/21)

Revenue	48.5%
General Obligation	18.9%
Certificate Participation	15.4%
Variable Rate Demand Note	10.0%
Local Authority	3.2%
Prerefunded	0.6%

Percentages are based on Total Net Assets.

Top Ten Holdings (as of 12/31/21)

Colorado Health Facilities Authority	9.3%
City & County of Denver Colorado	6.0%
Denver Colorado City and County COP	4.6%
City of Colorado Springs Colorado Utilities System	4.3%
Colorado Educational & Cultural Facilities Authority	4.0%
Wheat Ridge Colorado Urban Renewal Authority	3.9%
State of Colorado Education Loan Program	3.4%
Berthoud Colorado COP	2.6%
Park Creek Metropolitan District	2.4%
Colorado School of Mines	2.3%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 0.84% for the Retail Class and 0.98% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2022, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Segall Bryant & Hamill Colorado Tax Free Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax.

Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

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Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2021 (Unaudited)

Manager Commentary

Market Overview

Against a markedly different experience in the taxable bond market, for the full year 2021, the Bloomberg Municipal Bond Index, which had started the year by declining approximately 1% in the first quarter, recovered gradually throughout the rest of the year before ending the year with a 1.52% gain. This gain ran counter to the broad taxable market (defined by the Bloomberg U.S. Aggregate Bond Index) which posted a negative total return. We continued to see depressed municipal/Treasury ratios, which have persisted throughout the year. Flows into municipal bond funds were strong while tax-exempt supply continued to be cannibalized by the refunding of taxable bonds. We believe the most likely scenario that could break this current trend would be a rate shock that disrupts the market.

Through 2021, the Colorado economy continued to grow at a robust pace. Since the COVID pandemic began, it’s been our opinion that the pandemic would only increase the desirability of Colorado and thus people and businesses would relocate to the state. This has played out and has continued to do so. The state is now facing very different problems such as strains on infrastructure and housing scarcity, unable to keep up with the growth. While these are frustrating problems for citizens, we believe they provide opportunities for municipal bond investors.

Fund Performance

The Segall Bryant & Hamill Colorado Tax Free Fund returned 1.87% (Retail Class) compared to 0.86% for its benchmark, the Bloomberg 1-15 Year Municipal Bond Index. The Fund’s performance relative to its benchmark was largely driven by two factors. The first was the Fund’s income advantage over the benchmark that the Fund experienced through, in part, by our ability to find value in smaller, special districts and certain structures which we believe the market is still mispricing. In our view, this value is amplified by how little value can be found in larger credit names with betas similar to the overall municipal market. The second factor driving the Fund’s relative performance was the rapid pace at which we moved to buy attractive credits on weakness during the brief sell-off that took place during mid-October.

Outlook and Positioning

We see no signs of slowdown in the Colorado economy, and believe we are in the midst of a transformative phase in which Denver becomes a much larger metropolitan area. It will be interesting to see if, over the next decade, home prices continue to increase, and greater traffic and difficulty accessing the outdoors start to push people away. There is always an equilibrium in everything, but where that is, we do not know.

Shifting our view forward to 2022, the Federal Reserve (Fed), and its efforts to combat rising inflation, has both our and the market’s full attention. The Fed has suggested that with the labor market close to reaching full employment, it could start raising short-term interest rates once the taper of asset purchases is complete, likely sometime in the first half of the year. It will thereafter begin to shrink its balance sheet. Municipal revenue and balance sheets are, broadly speaking, in the best shape we have seen in decades. This strength is largely already reflected in spreads, which have stayed close to all-time lows versus comparable AAA municipal bonds for much of the past year. In this environment, we remain constructive on high quality credits, which we believe should perform well in either a status quo scenario or in a credit sell-off. We continue to find the most value in optionality pricing and structures which have, we believe, incorrectly sold off on rate uncertainty. Hovering over all this, of course, is the economic impact of COVID. If the Omicron variant’s rapid spread produces a large increase in immunity without a commensurate increase in deaths, we could see less economic disruption, and we could thus envision a more normal future environment, akin to the impact of the yearly flu. Last but surely not least, we appreciate the trust placed in us and intend to apply our usual rigor in evaluating all securities that comprise the Fund.

Annual Report | December 31, 2021 |	29

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2021 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2021 and held until December 31, 2021.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2021 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2021	December 31, 2021	Ratio(a)	During Period(b)
Segall Bryant & Hamill Small Cap Value Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,014.20	1.08%	$5.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.76	1.08%	$5.50
Institutional
Based on Actual Fund Return	$1,000.00	$1,014.30	0.98%	$4.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.27	0.98%	$4.99

Segall Bryant & Hamill Small Cap Growth Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,024.60	1.02%	$5.21
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.06	1.02%	$5.19
Institutional
Based on Actual Fund Return	$1,000.00	$1,025.70	0.89%	$4.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.72	0.89%	$4.53

Segall Bryant & Hamill Small Cap Core Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,075.50	1.14%	$5.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.46	1.14%	$5.80
Institutional
Based on Actual Fund Return	$1,000.00	$1,076.10	0.99%	$5.18
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$5.04

Segall Bryant & Hamill All Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,123.60	0.79%	$4.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.22	0.79%	$4.02
Institutional
Based on Actual Fund Return	$1,000.00	$1,123.00	0.84%	$4.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.97	0.84%	$4.28

Segall Bryant & Hamill Emerging Markets Fund
Retail
Based on Actual Fund Return	$1,000.00	$924.60	1.38%	$6.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	1.38%	$7.02
Institutional
Based on Actual Fund Return	$1,000.00	$926.30	1.23%	$5.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.00	1.23%	$6.26

Segall Bryant & Hamill International Small Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$995.50	1.18%	$5.94
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.26	1.18%	$6.01
Institutional
Based on Actual Fund Return	$1,000.00	$996.00	1.03%	$5.18
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.01	1.03%	$5.24

Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,016.90	1.25%	$6.35
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Institutional
Based on Actual Fund Return	$1,000.00	$1,017.10	1.10%	$5.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.66	1.10%	$5.60

Annual Report | December 31, 2021 |	31

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2021 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2021	December 31, 2021	Ratio(a)	During Period(b)
Segall Bryant & Hamill Global All Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,111.20	0.89%	$4.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Institutional
Based on Actual Fund Return	$1,000.00	$1,111.20	0.74%	$3.94
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.48	0.74%	$3.77

Segall Bryant & Hamill Workplace Equality Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,096.90	0.89%	$4.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Institutional
Based on Actual Fund Return	$1,000.00	$1,096.60	0.74%	$3.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.48	0.74%	$3.77

Segall Bryant & Hamill Short Term Plus Fund
Retail
Based on Actual Fund Return	$1,000.00	$995.20	0.49%	$2.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.74	0.49%	$2.50
Institutional
Based on Actual Fund Return	$1,000.00	$996.60	0.40%	$2.01
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.19	0.40%	$2.04

Segall Bryant & Hamill Plus Bond Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,001.70	0.55%	$2.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
Institutional
Based on Actual Fund Return	$1,000.00	$1,002.50	0.40%	$2.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.19	0.40%	$2.04

Segall Bryant & Hamill Quality High Yield Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,012.40	0.85%	$4.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
Institutional
Based on Actual Fund Return	$1,000.00	$1,013.30	0.70%	$3.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.68	0.70%	$3.57

Segall Bryant & Hamill Municipal Opportunities Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,005.90	0.65%	$3.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Institutional
Based on Actual Fund Return	$1,000.00	$1,007.50	0.50%	$2.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

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Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2021 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2021	December 31, 2021	Ratio(a)	During Period(b)
Segall Bryant & Hamill Colorado Tax Free Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,004.90	0.65%	$3.28
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Institutional
Based on Actual Fund Return	$1,000.00	$1,005.60	0.50%	$2.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | December 31, 2021 |	33

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2021 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from one to seventeen years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg U.S. High Yield 2% Issuer Capped Index is an unmanaged index that is comprised of predominantly US High Yield Corporate Bonds and a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The weighting of index constituents is limited to a maximum 2%.

The Bloomberg U.S. Government/Credit 1-3 Year Index includes medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between one and three years.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 27 Emerging Market countries. With 4,413 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI EAFE Small Cap Index measures small cap representation across Developed Markets countries around the world, excluding the US and Canada. It is maintained by MSCI Barra, a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures equity market performance of emerging markets, which consists of the following 27 emerging market indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,563 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

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Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2021 (Unaudited)

“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Service Limited, the administrator of the indices, and have been licensed for use for certain purposes by Segall Bryant & Hamill. Bloomberg is not affiliated with Segall Bryant & Hamill, and Bloomberg does not approve, endorse, review, or recommend the Segall Bryant & Hamill Funds. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Segall Bryant & Hamill Funds.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during the year ended December 31, 2021.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

●	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

●	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

●	BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

●	Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

●	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Credit Spread: The difference in yield between two bonds of similar maturity, but different credit quality.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Annual Report | December 31, 2021 |	35

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2021 (Unaudited)

Emerging Markets: Segall Bryant & Hamill Funds consider emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

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Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2021 (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Name, Address and Age (1)	Position(s) Held with The Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
INDEPENDENT TRUSTEES
Janice M. Teague, CPA (Retired) Age 68	Chair Trustee	Since December 31, 2020 Since February 13, 2007	● Retired, June 2003 – present; ● Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 – May 2003; ● Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 – May 2003; ● Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 – May 2003.	14	None

Thomas J. Abood Age 58	Trustee	Since November 1, 2018

●    Chief Executive Officer, EVO Transportation & Energy Services, Inc., October 2019 to present;

●    Director, NELSON Worldwide LLC, May 2018 to present;

●    Director EVO Transportation & Energy Services, Inc., November 2016 to present;

●    Past Chair of Board, Citation Jet Pilots, Inc., October 2016 to present;

●    Board Member and Past Chair, MacPhail Center for Music Education, September 2011 to present (member), July 2018 to present (Chair);

●    Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to present (member), July 2014 to present (chair);

●    Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016;

●    Member, EVP, General Counsel and Secretary, Dougherty Financial Group LLC, October 1994 to May 2014;

●   Board Member and President, The Minikahda Club, November 2015 to November 2017.

				14	Mr. Abood is Director of EVO Transportation & Energy Services, Inc.

Annual Report | December 31, 2021 |	37

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2021 (Unaudited)

Name, Address and Age (1)	Position(s) Held with The Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
John A. DeTore, CFA Age 63	Trustee	Since December 31, 2009	● Director of Strategic R&D, Arga Investment Management, 2021 – present; ● CIO, Capitalogix, LLC, 2018 – 2021; ● CEO/Founder, United Alpha, LLC investment management firm), 2003 – 2017; ● CIO, GRT United Alpha, LLC (investment management), 2006 – 2017; ● CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 – 2011; ● Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999 – 2000; Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 – 1999.	14	None
Rick A. Pederson Age 68	Trustee	Since February 13, 2007	● President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; ● Partner, Bow River Capital Partners (private equity management), 2003 – present; ● Advisory Board Member, Independent Bank, 2017 – present; ● Director, National Western Stock Show (not-for-profit organization), 2010 – present; ● Board Member, Kivu Consulting, Inc., 2019 – present; ● Board Member, History Colorado (nonprofit association), 2015 – 2020; ● Board Member, Strong-Bridge Consulting, 2015 – 2019; ● Board Member, Boettcher Foundation (not-for-profit), 2018 – present.	14	Mr. Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).
James A. Smith Age 69	Trustee	Since December 31, 2009	● Vice Chair and Board Member, Western Rivers Conservancy (non-profit), 2014 – present; ● Private Equity Consultant, 2003 – 2016; ● Trustee, The Nature Conservancy (non- profit), July 2007 – June 2016; Chairman, June 2014 - June 2016.	14	None
LLoyd “Chip” Voneiff Age 67	Trustee	Since April 30, 2021	● Retired, June 2012 – present; ● Various positions leading to Partner of PricewaterhouseCoopers, 1976 – 2012.	14	None

38	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2021 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served	Principal Occupation(s)
OFFICERS
Philip H. Hildebrandt, CFA Age 58	President	Since May 1, 2018	● Chief Executive Officer, Segall Bryant & Hamill, LLC, 2006 – present
Jasper R. Frontz, CPA, CFA Age 53	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

●    Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 – present

●    Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 – April 30, 2018; Partner, Denver Investments, January 1, 2014 – April 30, 2018; prior thereto, Vice President, May 2000 – December 2013, and Director of Mutual Fund Administration, June 1997 – May 2000, Denver Investments;

Maggie Bull Age: 55	Secretary Assistant Secretary	Since November 16, 2021 2018-2021	● Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to present; ● Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.
Jennifer L. Leamer Age 45	Assistant Treasurer	Since May 26, 2019

●    Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC 2014 to present;

●    Ultimus Managers Trust, Treasurer, October 2014 to present;

●    Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

●    Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

(1)	Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or sub-advisor which is an affiliated person. As of December 31, 2021, there were twenty-seven funds in the Fund Complex: the fourteen Segall Bryant & Hamill Funds offered to the public, PartnerSelect SBH Focused Small Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC; Barrett Growth Fund and Barrett Opportunity Fund, advised by Barrett Asset Management, LLC; Cabana Target Drawdown 5 ETF, Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF, Cabana Target Drawdown 16 ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Leading Sector Moderate ETF and Cabana Target Leading Sector Aggressive ETF, advised by The Cabana Group, LLC.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Annual Report | December 31, 2021 |	39

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS — 96.2%
Consumer Discretionary — 5.9%
Automobiles & Components — 1.8%
Harley-Davidson, Inc.	198,379	$7,476,904
Modine Manufacturing Co. (a)	340,274	3,433,365
		10,910,269
Consumer Durables & Apparel — 1.6%
Gildan Activewear, Inc. (Canada)	152,851	6,479,354
Under Armour, Inc. - Class A (a)	161,614	3,424,601
		9,903,955
Consumer Services — 1.6%
Papa John’s International, Inc.	17,441	2,327,850
Six Flags Entertainment Corp. (a)	170,438	7,257,250
		9,585,100
Retailing — 0.9%
Quotient Technology, Inc. (a)	742,269	5,507,636

Consumer Staples — 10.7%
Food, Beverage & Tobacco — 4.7%
Hain Celestial Group, Inc. (The) (a)	598,690	25,510,181
TreeHouse Foods, Inc. (a)	74,541	3,021,147
		28,531,328
Household & Personal Products — 6.0%
Coty, Inc. - Class A (a)	3,363,729	35,319,154
Inter Parfums, Inc.	14,874	1,590,031
		36,909,185
Energy — 2.6%
Energy — 2.6%
Dril-Quip, Inc. (a)	214,139	4,214,255
Helmerich & Payne, Inc.	140,457	3,328,831
PDC Energy, Inc.	107,020	5,220,436
Range Resources Corp. (a)	164,002	2,924,156
		15,687,678
Financials — 13.6%
Banks — 13.0%
Community Bank System, Inc.	80,494	5,995,193
Enterprise Financial Services Corp.	103,277	4,863,314
First Busey Corp.	151,599	4,111,365
Glacier Bancorp, Inc.	115,671	6,558,546
Lakeland Financial Corp.	63,823	5,114,775
National Bank Holdings Corp. - Class A	225,958	9,928,595
Pacific Premier Bancorp, Inc.	147,680	5,911,631
Renasant Corp.	104,336	3,959,551
Seacoast Banking Corp. of Florida	241,982	8,563,743
Umpqua Holdings Corp.	470,485	9,052,131
United Community Banks, Inc.	276,783	9,947,581
WesBanco, Inc.	148,469	5,194,930
		79,201,355
Insurance — 0.6%
eHealth, Inc. (a)	147,940	3,772,470

Health Care — 8.5%
Health Care Equipment & Services — 6.5%
AngioDynamics, Inc. (a)	116,797	3,221,261
Evolent Health, Inc. - Class A (a)	81,134	2,244,978
	Shares	Value
Health Care Equipment & Services (continued)
ICU Medical, Inc. (a)	43,030	$10,212,740
MEDNAX, Inc. (a)	181,893	4,949,309
Orthofix Medical, Inc. (a)	565,489	17,581,053
Surmodics, Inc. (a)	33,840	1,629,396
		39,838,737
Pharmaceuticals, Biotechnology & Life Sciences — 2.0%
Alkermes PLC (Ireland) (a)	107,784	2,507,056
Arena Pharmaceuticals, Inc. (a)	104,672	9,728,215
		12,235,271
Industrials — 23.1%
Capital Goods — 19.8%
AAR Corp. (a)	161,869	6,317,747
Apogee Enterprises, Inc.	198,655	9,565,238
Astec Industries, Inc.	98,377	6,814,575
AZZ, Inc.	180,141	9,959,996
Beacon Roofing Supply, Inc. (a)	92,950	5,330,682
CIRCOR International, Inc. (a)	274,959	7,473,386
Columbus McKinnon Corp.	95,766	4,430,135
EnerSys	102,983	8,141,836
Quanex Building Products Corp.	257,255	6,374,779
Regal Rexnord Corp.	153,987	26,205,508
REV Group, Inc.	695,297	9,838,452
SPX Corp. (a)	229,682	13,707,422
Sterling Construction Co., Inc. (a)	252,820	6,649,166
		120,808,922
Commercial & Professional Services — 3.3%
Huron Consulting Group, Inc. (a)	59,713	2,979,679
KBR, Inc.	181,050	8,621,601
SP Plus Corp. (a)	303,264	8,558,110
		20,159,390
Information Technology — 13.4%
Software & Services — 8.7%
Conduent, Inc. (a)	834,173	4,454,484
CSG Systems International, Inc.	118,300	6,816,446
NCR Corp. (a)	559,711	22,500,382
Progress Software Corp.	398,906	19,255,192
		53,026,504
Technology Hardware & Equipment — 4.7%
Belden, Inc.	175,578	11,540,742
FARO Technologies, Inc. (a)	194,036	13,586,401
Sierra Wireless, Inc. (Canada) (a)	215,242	3,792,564
		28,919,707
Materials — 9.5%
Materials — 9.5%
Alamos Gold, Inc. - Class A (Canada)	97,486	749,667
Coeur Mining, Inc. (a)	127,063	640,398
Compass Minerals International, Inc.	371,606	18,981,634
Element Solutions, Inc.	318,990	7,745,077
Glatfelter Corp.	688,994	11,850,697
Pretium Resources, Inc. (Canada) (a)	209,567	2,952,799
Schnitzer Steel Industries, Inc. - Class A	39,753	2,063,976
Silgan Holdings, Inc.	159,776	6,844,804
Summit Materials, Inc. - Class A (a)	148,094	5,944,493
		57,773,545

See Notes to Financial Statements.
40	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2021

	Shares	Value
Real Estate — 5.5%
Real Estate — 5.5%
Cousins Properties, Inc.	101,509	$4,088,783
Empire State Realty Trust, Inc. - Class A	311,835	2,775,331
Equity Commonwealth (a)	876,120	22,691,508
Physicians Realty Trust	232,426	4,376,582
		33,932,204
Utilities — 3.4%
Utilities — 3.4%
ALLETE, Inc.	88,506	5,872,373
New Jersey Resources Corp.	146,717	6,024,200
OGE Energy Corp.	40,897	1,569,627
PNM Resources, Inc.	157,430	7,180,382
		20,646,582
Investments at Value — 96.2%
(Cost $466,402,325)		$587,349,838

Other Assets in Excess of Liabilities — 3.8%		23,469,167

Net Assets — 100.0%		$610,819,005

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	41

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS — 98.0%
Communication Services — 3.6%
Media & Entertainment — 2.1%
Eventbrite, Inc. - Class A (a)	123,578	$2,155,200
New York Times Co. (The) - Class A	61,319	2,961,708
		5,116,908
Telecommunication Services — 1.5%
Cogent Communications Holdings, Inc.	49,403	3,615,312

Consumer Discretionary — 10.4%
Automobiles & Components — 1.5%
Fox Factory Holding Corp. (a)	21,890	3,723,489

Consumer Durables & Apparel — 1.5%
Callaway Golf Co. (a)	130,632	3,584,542

Consumer Services — 6.3%
Bright Horizons Family Solutions, Inc. (a)	36,768	4,628,356
Churchill Downs, Inc.	21,816	5,255,474
Shake Shack, Inc. - Class A (a)	34,342	2,478,119
Wingstop, Inc.	16,379	2,830,291
		15,192,240
Retailing — 1.1%
Revolve Group, Inc. (a)	49,006	2,746,296

Consumer Staples — 1.2%
Food, Beverage & Tobacco — 1.2%
Simply Good Foods Co. (The) (a)	72,007	2,993,331

Financials — 10.6%
Diversified Financials — 5.1%
Evercore, Inc. - Class A	13,657	1,855,303
Focus Financial Partners, Inc. - Class A (a)	37,755	2,254,729
Hamilton Lane, Inc. - Class A	24,741	2,563,662
Houlihan Lokey, Inc.	23,549	2,437,793
LendingTree, Inc. (a)	6,863	841,404
StepStone Group, Inc. - Class A	59,639	2,479,193
		12,432,084
Insurance — 5.5%
Goosehead Insurance, Inc. - Class A	30,568	3,976,285
Palomar Holdings, Inc. (a)	40,449	2,619,882
SelectQuote, Inc. (a)	158,455	1,435,602
Trupanion, Inc. (a)	39,270	5,184,818
		13,216,587
Health Care — 27.5%
Health Care Equipment & Services — 19.9%
Addus HomeCare Corp. (a)	27,260	2,549,083
Amedisys, Inc. (a)	17,646	2,856,535
Castle Biosciences, Inc. (a)	58,402	2,503,694
CONMED Corp.	29,587	4,194,253
Globus Medical, Inc. - Class A (a)	52,352	3,779,814
Inari Medical, Inc. (a)	32,394	2,956,600
Inspire Medical Systems, Inc. (a)	19,673	4,525,970
Integra LifeSciences Holdings Corp. (a)	46,012	3,082,344
	Shares	Value
Health Care Equipment & Services (continued)
LivaNova PLC (United Kingdom) (a)	18,017	$1,575,226
Omnicell, Inc. (a)	28,250	5,097,430
Option Care Health, Inc. (a)	110,456	3,141,369
Silk Road Medical, Inc. (a)	54,708	2,331,108
Surgery Partners, Inc. (a)	51,800	2,766,638
Vocera Communications, Inc. (a)	60,876	3,947,200
Warby Parker, Inc. - Class A (a)	64,572	3,006,473
		48,313,737
Pharmaceuticals, Biotechnology & Life Sciences — 7.6%
Adaptive Biotechnologies Corp. (a)	44,456	1,247,435
Amicus Therapeutics, Inc. (a)	87,062	1,005,566
Blueprint Medicines Corp. (a)	24,661	2,641,440
Fate Therapeutics, Inc. (a)	44,037	2,576,605
NanoString Technologies, Inc. (a)	57,976	2,448,326
Natera, Inc. (a)	36,857	3,442,075
Pacira BioSciences, Inc. (a)	24,787	1,491,434
Turning Point Therapeutics, Inc. (a)	38,275	1,825,718
Xencor, Inc. (a)	40,751	1,634,930
		18,313,529
Industrials — 16.9%
Capital Goods — 8.4%
AeroVironment, Inc. (a)	16,005	992,790
Ameresco, Inc. - Class A (a)	37,414	3,046,996
AZEK Co., Inc. (The) - Class A (a)	119,290	5,515,969
Hexcel Corp. (a)	47,822	2,477,180
John Bean Technologies Corp.	15,971	2,452,507
Kratos Defense & Security Solutions, Inc, (a)	139,443	2,705,194
Mercury Systems, Inc. (a)	24,787	1,364,772
Proto Labs, Inc. (a)	7,802	400,633
TPI Composites, Inc. (a)	92,707	1,386,897
		20,342,938
Commercial & Professional Services — 7.1%
ASGN, Inc. (a)	22,501	2,776,623
Huron Consulting Group, Inc. (a)	36,819	1,837,268
Montrose Environmental Group, Inc. (a)	24,499	1,727,425
Ritchie Bros. Auctioneers, Inc. (Canada)	41,290	2,527,361
Tetra Tech, Inc.	27,673	4,698,875
Upwork, Inc. (a)	108,780	3,715,925
		17,283,477
Transportation — 1.4%
Saia, Inc. (a)	9,612	3,239,532

Information Technology — 21.3%
Semiconductors & Semiconductor Equipment — 6.7%
Onto Innovation, Inc. (a)	39,376	3,986,033
Power Integrations, Inc.	40,899	3,799,108
Silicon Laboratories, Inc. (a)	28,553	5,893,910
SiTime Corp. (a)	8,866	2,593,660
		16,272,711
Software & Services — 12.7%
Anaplan, Inc. (a)	70,517	3,233,204
Endava PLC ADR (United Kingdom) (a)	34,268	5,754,283
Envestnet, Inc. (a)	40,987	3,251,909

See Notes to Financial Statements.
42	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2021

	Shares	Value
Software & Services (continued)
Everbridge, Inc. (a)	25,432	$1,712,337
MAXIMUS, Inc.	47,569	3,789,822
nCino, Inc. (a)	55,872	3,065,138
Olo, Inc. - Class A (a)	92,182	1,918,307
Shift4 Payments, Inc. - Class A (a)	60,386	3,498,161
Sprout Social, Inc. - Class A (a)	51,306	4,652,941
		30,876,102
Technology Hardware & Equipment — 1.9%
908 Devices, Inc. (a)	63,897	1,653,015
Novanta, Inc. (Canada) (a)	16,536	2,915,793
		4,568,808
Materials — 4.4%
Materials — 4.4%
Avient Corp.	46,791	2,617,956
Ingevity Corp. (a)	30,804	2,208,647
Innospec, Inc.	14,688	1,326,914
Livent Corp. (a)	184,924	4,508,447
		10,661,964
Real Estate — 2.1%
Real Estate — 2.1%
Americold Realty Trust	42,756	1,401,969
Terreno Realty Corp.	42,967	3,664,656
		5,066,625
Investments at Value — 98.0%
(Cost $198,429,636)		$237,560,212

Other Assets in Excess of Liabilities — 2.0%		4,795,453

Net Assets — 100.0%		$242,355,665

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	43

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS — 96.4%
Consumer Discretionary — 12.5%
Automobiles & Components — 3.3%
Dorman Products, Inc. (a)	2,830	$319,818
Fox Factory Holding Corp. (a)	3,937	669,684
Harley-Davidson, Inc.	14,792	557,511
Stoneridge, Inc. (a)	9,777	192,998
		1,740,011
Consumer Durables & Apparel — 6.5%
Capri Holdings, Ltd. (a)	15,126	981,828
Gildan Activewear, Inc. (Canada)	20,007	848,097
Steven Madden, Ltd.	14,136	656,900
Under Armour, Inc. - Class A (a)	25,746	545,558
Universal Electronics, Inc. (a)	8,432	343,604
		3,375,987
Consumer Services — 1.7%
BJ’s Restaurants, Inc. (a)	9,080	313,714
Churchill Downs, Inc.	2,319	558,647
		872,361
Retailing — 1.0%
Five Below, Inc. (a)	2,701	558,810

Consumer Staples — 5.2%
Food, Beverage & Tobacco — 3.9%
Hain Celestial Group, Inc. (The) (a)	29,688	1,265,006
J & J Snack Foods Corp.	4,912	775,899
		2,040,905
Household & Personal Products — 1.3%
Inter Parfums, Inc.	6,139	656,259

Energy — 2.4%
Energy — 2.4%
Devon Energy Corp.	19,296	849,989
PDC Energy, Inc.	8,828	430,630
		1,280,619
Financials — 8.1%
Banks — 8.1%
Ameris Bancorp	12,694	630,638
Glacier Bancorp, Inc.	12,362	700,926
Lakeland Financial Corp.	5,587	447,742
Seacoast Banking Corp. of Florida	20,723	733,387
South State Corp.	7,685	615,645
United Bankshares, Inc.	13,901	504,328
United Community Banks, Inc.	16,403	589,524
		4,222,190
Health Care — 12.7%
Health Care Equipment & Services — 8.7%
Amedisys, Inc. (a)	3,683	596,204
Encompass Health Corp.	5,284	344,834
Globus Medical, Inc. - Class A (a)	8,454	610,379
Heska Corp. (a)	2,906	530,316
Insulet Corp. (a)	2,322	617,814
Integra LifeSciences Holdings Corp. (a)	4,639	310,767
Orthofix Medical, Inc. (a)	12,970	403,237
Phreesia, Inc. (a)	10,512	437,930
	Shares	Value
Health Care Equipment & Services (continued)
Vocera Communications, Inc. (a)	10,243	$664,156
		4,515,637
Pharmaceuticals, Biotechnology & Life Sciences — 4.0%
Bio-Techne Corp.	1,127	583,042
Horizon Therapeutics PLC (a)	6,654	717,035
Medpace Holdings, Inc. (a)	1,912	416,128
Veracyte, Inc. (a)	9,022	371,706
		2,087,911
Industrials — 25.0%
Capital Goods — 18.0%
AAR Corp. (a)	10,681	416,879
BWX Technologies, Inc.	8,066	386,200
Carlisle Cos., Inc.	3,290	816,315
EnerSys	5,715	451,828
EnPro Industries, Inc.	9,942	1,094,316
ITT, Inc.	8,199	837,856
Masonite International Corp.(Canada) (a)	3,548	418,487
RBC Bearings, Inc. (a)	2,148	433,832
Regal Rexnord Corp.	10,258	1,745,706
SPX Corp. (a)	8,050	480,424
Standex International Corp.	3,643	403,134
Timken Co. (The)	9,257	641,418
UFP Industries, Inc.	7,232	665,416
Zurn Water Solutions Corp.	16,764	610,210
		9,402,021
Commercial & Professional Services — 3.4%
Casella Waste Systems, Inc. - Class A (a)	7,532	643,383
KBR, Inc.	17,559	836,160
Tetra Tech, Inc.	1,618	274,736
		1,754,279
Transportation — 3.6%
Allegiant Travel Co. (a)	3,449	645,101
Forward Air Corp.	4,261	515,965
Hub Group, Inc. - Class A (a)	8,439	710,901
		1,871,967
Information Technology — 21.4%
Semiconductors & Semiconductor Equipment — 4.9%
CMC Materials, Inc.	3,570	684,333
Silicon Laboratories, Inc. (a)	5,476	1,130,356
Veeco Instruments, Inc. (a)	25,163	716,391
		2,531,080
Software & Services — 12.4%
8x8, Inc. (a)	15,227	255,204
Agilysys, Inc. (a)	7,886	350,612
Alteryx, Inc. - Class A (a)	7,821	473,170
Anaplan, Inc. (a)	7,559	346,580
BlackLine, Inc. (a)	3,407	352,761
Endava PLC ADR (United Kingdom) (a)	4,907	823,983
Everbridge, Inc. (a)	3,705	249,458
Model N, Inc. (a)	13,352	400,961
NCR Corp. (a)	13,424	539,645
Pegasystems, Inc.	5,978	668,460
Tenable Holdings, Inc. (a)	11,142	613,590
WNS Holdings, Ltd. ADR (Jersey) (a)	9,926	875,672

See Notes to Financial Statements.
44	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2021

	Shares	Value
Software & Services (continued)
Workiva, Inc. (a)	3,909	$510,085
		6,460,181
Technology Hardware & Equipment — 4.1%
FARO Technologies, Inc. (a)	5,109	357,732
Pure Storage, Inc. - Class A (a)	32,473	1,056,996
Rogers Corp. (a)	2,704	738,192
		2,152,920
Materials — 7.8%
Materials — 7.8%
Berry Global Group, Inc. (a)	10,810	797,562
Compass Minerals International, Inc.	5,437	277,722
Eagle Materials, Inc.	2,924	486,729
Element Solutions, Inc.	46,695	1,133,754
Huntsman Corp.	18,636	650,024
Ingevity Corp. (a)	3,468	248,655
Materion Corp.	4,963	456,298
		4,050,744
Real Estate — 1.3%
Real Estate — 1.3%
Cousins Properties, Inc.	16,484	663,976

Investments at Value — 96.4%
(Cost $37,869,089)		$50,237,858

Other Assets in Excess of Liabilities — 3.6%		1,884,589

Net Assets — 100.0%		$52,122,447

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	45

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS — 97.9%
Communication Services — 5.4%
Media & Entertainment — 5.4%
Alphabet, Inc. - Class C (a)	2,608	$7,546,483
Cable One, Inc.	1,500	2,645,175
		10,191,658
Consumer Discretionary — 14.0%
Consumer Durables & Apparel — 1.9%
Capri Holdings, Ltd. (a)	55,113	3,577,385

Consumer Services — 3.6%
Darden Restaurants, Inc.	13,552	2,041,473
Papa John’s International, Inc.	18,523	2,472,265
Vail Resorts, Inc.	6,619	2,170,370
		6,684,108
Retailing — 8.5%
Amazon.com, Inc. (a)	1,740	5,801,752
Home Depot, Inc. (The)	6,730	2,793,017
O’Reilly Automotive, Inc. (a)	3,895	2,750,766
TJX Cos., Inc. (The)	61,532	4,671,509
		16,017,044
Consumer Staples — 4.6%
Food, Beverage & Tobacco — 2.9%
Hain Celestial Group, Inc. (The) (a)	69,634	2,967,105
Mondelēz International, Inc. - Class A	38,133	2,528,599
		5,495,704
Household & Personal Products — 1.7%
Estée Lauder Cos., Inc. (The) - Class A	8,367	3,097,463

Energy — 2.6%
Energy — 2.6%
Chevron Corp.	23,194	2,721,816
Suncor Energy, Inc. (Canada)	86,773	2,171,928
		4,893,744
Financials — 15.3%
Banks — 5.0%
First Republic Bank	13,342	2,755,256
JPMorgan Chase & Co.	22,241	3,521,862
Western Alliance Bancorp	29,093	3,131,862
		9,408,980
Diversified Financials — 5.0%
Ares Management Corp. - Class A	62,688	5,094,654
Berkshire Hathaway, Inc. - Class B (a)	6,983	2,087,917
S&P Global, Inc.	4,657	2,197,778
		9,380,349
Insurance — 5.3%
Globe Life, Inc.	35,914	3,365,860
Marsh & McLennan Cos., Inc.	17,172	2,984,837
Reinsurance Group of America, Inc.	31,991	3,502,694
		9,853,391
Health Care — 16.7%
Health Care Equipment & Services — 5.8%
Health Catalyst, Inc. (a)	40,746	1,614,357
McKesson Corp.	10,907	2,711,153
Omnicell, Inc. (a)	13,203	2,382,349
	Shares	Value
Health Care Equipment & Services (continued)
UnitedHealth Group, Inc.	8,287	$4,161,234
		10,869,093
Pharmaceuticals, Biotechnology & Life Sciences — 10.9%
Bio-Techne Corp.	4,405	2,278,883
Catalent, Inc. (a)	22,315	2,856,989
Charles River Laboratories
International, Inc. (a)	9,679	3,646,854
Danaher Corp.	9,050	2,977,541
Mettler-Toledo International, Inc. (a)	1,794	3,044,795
Thermo Fisher Scientific, Inc.	3,960	2,642,270
Zoetis, Inc.	12,250	2,989,367
		20,436,699
Industrials — 10.9%
Capital Goods — 10.9%
Advanced Drainage Systems, Inc.	17,332	2,359,405
AZEK Co., Inc. (The) - Class A (a)	53,912	2,492,891
Chart Industries, Inc. (a)	11,507	1,835,252
Dover Corp.	15,279	2,774,666
Quanta Services, Inc.	44,451	5,096,752
Raytheon Technologies Corp.	39,173	3,371,228
Roper Technologies, Inc.	5,101	2,508,978
		20,439,172
Information Technology — 24.9%
Semiconductors & Semiconductor Equipment — 8.6%
ASML Holding N.V. ADR (Netherlands)	4,206	3,348,565
Marvell Technology, Inc. (Bermuda)	73,868	6,462,711
Monolithic Power Systems, Inc.	7,394	3,647,682
NXP Semiconductors N V (Netherlands)	11,276	2,568,447
		16,027,405
Software & Services — 11.6%
Adobe, Inc. (a)	5,320	3,016,759
Microsoft Corp.	26,351	8,862,368
ServiceNow, Inc. (a)	5,000	3,245,550
Visa, Inc. - Class A	22,295	4,831,550
Workday, Inc. - Class A (a)	6,582	1,798,071
		21,754,298
Technology Hardware & Equipment — 4.7%
Keysight Technologies, Inc. (a)	19,616	4,050,900
Zebra Technologies Corp. - Class A (a)	8,042	4,786,599
		8,837,499

See Notes to Financial Statements.
46	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2021

	Shares	Value
Materials — 3.5%
Materials — 3.5%
Avery Dennison Corp.	13,900	$3,010,323
Eastman Chemical Co.	14,752	1,783,664
Franco-Nevada Corp. (Canada)	13,019	1,800,398
		6,594,385
Investments at Value — 97.9%
(Cost $93,847,827)		$183,558,377

Other Assets in Excess of Liabilities — 2.1%		3,874,620

Net Assets — 100.0%		$187,432,997

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	47

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS — 97.8%
Communication Services — 9.1%
Media & Entertainment — 4.5%
Astro Malaysia Holdings Bhd
(Malaysia)	245,700	$56,024
BAIOO Family Interactive, Ltd. (China)	716,000	55,214
China South Publishing & Media Group Co., Ltd. (China)	44,000	66,272
DB Corp., Ltd. (India)	34,419	42,900
Gamania Digital Entertainment Co., Ltd. (Taiwan)	16,000	40,642
Jagran Prakashan, Ltd. (India) (a)	43,811	36,319
KT Skylife Co., Ltd. (South Korea) (a)	9,481	72,725
Media Nusantara Citra Tbk P.T. (Indonesia)	1,768,900	111,462
NetDragon Websoft Holdings, Ltd. (China)	12,500	29,416
Sun TV Network, Ltd. (India)	5,400	36,168
Tencent Holdings, Ltd. (China)	34,300	2,001,698
Yandex N V - Class A (Russia) (a)	810	48,611
		2,597,451
Telecommunication Services — 4.6%
América Móvil S.A.B. de C.V. - Class L ADR (Mexico)	10,900	230,099
APT Satellite Holdings, Ltd. (China)	700,000	204,784
China Tower Corp., Ltd. - H Shares (China)	1,546,000	170,603
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	10,547	91,131
Empresa Nacional de Telecomunicaciones S.A. (Chile)	10,633	35,930
Globe Telecom, Inc. (Philippines)	1,200	77,759
Indus Towers, Ltd. (India)	84,411	280,826
KT Corp. ADR (South Korea)	19,100	240,087
LG Uplus Corp. (South Korea)	24,592	280,170
Link Net Tbk P.T. (Indonesia)	114,200	32,011
Mobile TeleSystems PJSC (Kuwait)	28,471	55,974
MTN Group, Ltd. (South Africa) (a)	13,754	147,269
PLDT, Inc. ADR (Philippines)	5,400	192,888
Saudi Telecom Co. (Saudi Arabia)	4,912	146,928
SK Telecom Co., Ltd. ADR (South Korea)	7,349	195,998
Telecom Egypt Co. (Egypt)	47,150	50,308
Telekomunikasi Indonesia Persero Tbk P.T. ADR (Indonesia)	4,500	130,455
Turk Telekomunikasyon A S (Turkey)	47,163	34,223
Turkcell Iletisim Hizmetleri A.S. ADR (Turkey)	12,700	45,593
		2,643,036
Consumer Discretionary — 12.3%
Automobiles & Components — 4.0%
Astra Otoparts Tbk P.T. (Indonesia)	1,101,826	89,193
BAIC Motor Corp., Ltd. - H Shares (China)	449,500	193,110
Brilliance China Automotive Holdings, Ltd. (China) (a) (b)	508,000	398,320
China Motor Corp. (Taiwan)	24,000	54,796
DTR Automotive Corp. (South Korea)	1,425	85,899
	Shares	Value
Automobiles & Components (continued)
FAW Jiefang Group Co., Ltd. - Class A. (China)	259,188	$419,577
Grupo Industrial Saltillo S.A.B. de C.V. (Mexico)	42,600	60,803
Halla Holdings Corp. (South Korea) (a)	1,454	55,956
Hankook Tire & Technology Co., Ltd. (South Korea) (a)	3,340	111,408
JK Tyre & Industries, Ltd. (India)	24,719	46,008
Kia Motors Corp. (South Korea) (a)	4,793	330,269
Kordsa Teknik Tekstil A.S. (Turkey) (a)	10,708	25,416
Qingling Motors Co., Ltd. - H Shares. (China)	998,000	202,380
Sri Trang Agro-Industry PCL (Thailand)	67,900	63,461
Xingda International Holdings, Ltd. (China)	697,292	152,935
		2,289,531
Consumer Durables & Apparel — 2.9%
Arvind, Ltd. (India) (a)	26,753	43,169
Best Pacific International Holdings, Ltd. (China)	82,000	21,982
Cowell Fashion Co., Ltd. (South Korea)	4,659	32,993
Goodbaby International Holdings, Ltd. (China) (a)	1,563,000	200,589
Himatsingka Seide, Ltd. (India)	27,259	91,395
KPR Mill, Ltd. (India)	58,790	526,600
LF Corp. (South Korea) (a)	1,898	27,469
Oriental Weavers Group (Egypt)	112,114	61,844
Q TECHNOLOGY (Group) Co., Ltd. (China)	161,000	208,307
Ruentex Industries, Ltd. (Taiwan)	7,800	27,350
Skyworth Group, Ltd. (China) (a)	46,000	32,214
Vardhman Textiles, Ltd. (India)	2,712	84,108
Vestel Beyaz Esya Sanayi ve Ticaret A.S. (Turkey)	57,832	34,338
Vestel Elektronik Sanayi ve Ticaret A.S. (Turkey)	11,770	22,207
Weiqiao Textile Co - H Shares (China)	688,000	231,304
Youngone Holdings Co., Ltd. (South Korea) (a)	1,443	56,627
		1,702,496
Consumer Services — 0.8%
Shenzhen Overseas Chinese Town Co., Ltd - Class A (China)	416,500	461,687

Retailing — 4.6%
China Harmony New Energy Auto Holding, Ltd. (China)	454,500	287,394
China Yongda Automobiles Services Holdings, Ltd. (China)	147,500	197,673
Golden Eagle Retail Group, Ltd. (China)	45,626	38,741
Hyundai Home Shopping Network Corp. (South Korea) (a)	521	27,736
Meituan (China) (a)	9,800	283,427
Mitra Pinasthika Mustika Tbk P.T. (Indonesia)	236,300	18,963
Naspers, Ltd. - N Shares (South Africa)	1,466	227,294

See Notes to Financial Statements.
48	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2021

	Shares	Value
Retailing (continued)
Shanghai Yuyuan Tourist Mart Group Co., Ltd. - Class A (China)	19,200	$31,135
Tongwei Group Co., Ltd. (China)	7,900	55,879
Vibra Energia S.A. (Brazil)	26,300	100,945
Wuchan Zhongda Group Co., Ltd. (China)	613,600	572,267
Xinhua Winshare Publishing and Media Co., Ltd. - H Shares (China)	326,000	247,241
Zhongsheng Group Holdings, Ltd. (China)	74,500	581,420
		2,670,115
Consumer Staples — 5.5%
Food & Staples Retailing — 0.3%
Cencosud S.A. (Chile)	58,459	97,775
Grupo Comercial Chedraui S.A. de C. V. (Mexico)	16,400	33,901
WT Microelectronics Co., Ltd. (Taiwan)	14,000	37,074
		168,750
Food, Beverage & Tobacco — 5.0%
China Feihe, Ltd. (China)	55,000	73,789
China Foods, Ltd. (China)	606,455	237,801
China Modern Dairy Holdings, Ltd. (China)	1,652,000	277,851
Dalmia Bharat Sugar & Industries, Ltd. (India)	5,468	28,027
Dharma Satya Nusantara Tbk P.T. (Indonesia)	894,400	31,363
Grupo Bimbo S.A.B. de C. V. (Mexico)	34,800	106,988
Hey Song Corp. (Taiwan)	52,000	66,979
Indofood Sukses Makmur Tbk P.T. (Indonesia)	189,100	83,874
Industrias Bachoco S.A.B. de C.V. - Series B (Mexico)	70,900	251,140
ITC, Ltd. (India)	48,162	140,602
JBS S.A. (Brazil)	30,200	205,558
Kim Loong Resources Bhd (Malaysia)	142,000	56,586
Marfrig Global Foods S.A. (Brazil)	41,600	164,669
Orion Holdings Corp. (South Korea) (a)	8,965	119,988
Perusahaan Perkebunan London Sumatra Tbk P.T. (Indonesia)	401,000	33,357
Samyang Holdings Corp. (South Korea) (a)	1,425	117,414
Sarawak Oil Palms Bhd (Malaysia)	121,500	101,777
Sawit Sumbermas Sarana Tbk P.T. (Indonesia)	563,800	38,121
Thai Union Group PCL (Thailand)	52,700	30,965
Tingyi Holding Corp. (China)	98,000	201,572
Triveni Engineering & Industries, Ltd. (India)	121,874	361,416
Tunas Baru Lampung Tbk P.T. (Indonesia)	1,750,161	97,666
Want Want China Holdings, Ltd. (China)	107,000	98,216
		2,925,719
Household & Personal Products — 0.2%
Bajaj Consumer Care, Ltd. (India)	40,894	108,335
	Shares	Value
Energy — 5.2%
Energy — 5.2%
Bukit Asam Tbk P.T. (Indonesia)	123,800	$23,541
China Coal Energy Co., Ltd. - H Shares (China)	77,000	44,522
China Petroleum & Chemical Corp - H Shares (China)	174,000	81,063
China Shenhua Energy Co., Ltd. - Class A (China)	9,300	32,992
China Shenhua Energy Co., Ltd. - H Shares (China)	56,500	132,243
Coal India, Ltd. (India)	85,931	168,085
Ecopetrol S.A. ADR (Colombia)	4,900	63,161
Exxaro Resources, Ltd. (South Africa)	10,669	102,241
Gazprom PJSC ADR (Russia)	50,575	464,784
Hindustan Petroleum Corp., Ltd. (India)	45,239	177,052
Indian Oil Corp., Ltd. (India)	58,587	87,463
Lukoil PJSC ADR (Russia)	2,253	202,319
Oil & Natural Gas Corp., Ltd. (India)	135,549	258,896
Petroleo Brasileiro S.A. ADR (Brazil)	21,600	237,168
Petronet LNG, Ltd. (India)	14,712	42,626
Polski Koncern Naftowy ORLEN S.A. (Poland)	1,723	31,720
Polskie Gornictwo Naftowe i Gazownictwo S.A. (Poland)	63,049	98,483
PTT Exploration & Production PCL (Thailand)	17,100	60,653
PTT PCL (Thailand)	117,200	133,816
Reliance Industries, Ltd. 144A (India) (c)	1,297	82,638
Rosneft Oil Co PJSC (Russia)	16,950	135,488
Shaanxi Coal Industry Co., Ltd. - Class A (China)	46,800	90,003
Shanxi Coking Coal Energy Group Co., Ltd - Class A (China)	15,000	19,552
S-Oil Corp. (South Korea)	787	56,476
United Tractors Tbk P.T. (Indonesia)	21,900	33,964
Yanzhou Coal Mining Co., Ltd. - Class A (China)	6,800	25,228
Yanzhou Coal Mining Co., Ltd. - H Shares (China)	76,000	151,070
		3,037,247
Financials — 19.3%
Banks — 14.8%
Absa Group, Ltd. (South Africa)	35,104	335,602
Agricultural Bank of China, Ltd. - H Shares (China)	304,000	104,601
Alinma Bank (Saudi Arabia)	16,724	106,541
Alpha Services and Holdings S.A. (Greece) (a)	24,070	29,490
Banco Bradesco S.A. (Brazil)	77,484	224,996
Banco do Brasil S.A. (Brazil)	64,000	331,163
Bank Al-Jazira (Saudi Arabia)	76,252	391,188
Bank CIMB Niaga Tbk P.T. (Indonesia)	824,200	55,741
Bank Mandiri Tbk P.T. (Indonesia)	162,200	80,004
Bank of Baroda (India) (a)	146,341	160,317

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	49

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2021

	Shares	Value
Banks (continued)
Bank of Beijing Co., Ltd. - Class A (China)	76,300	$53,315
Bank of China, Ltd. - H Shares (China)	1,690,000	608,082
Bank of Chongqing Co., Ltd. - H Shares (China)	171,500	98,139
Bank of Communications Co., Ltd. - H Shares (China)	349,000	211,002
Bank of India (India) (a)	92,141	63,387
Bank of Jiangsu Co., Ltd. (China)	49,000	44,962
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk P.T. (Indonesia)	590,200	55,223
Bank Pembangunan Daerah Jawa Timur Tbk P.T. (Indonesia)	595,600	31,320
Bank Saint Petersburg PJSC (Russia)	24,120	26,266
Canara Bank (India) (a)	33,767	90,175
China Banking Corp. (Philippines)	70,100	35,528
China CITIC Bank Corp., Ltd. - H Shares (China)	171,000	74,184
China Construction Bank Corp - H Shares (China)	790,000	547,498
China Development Financial Holding Corp. (Taiwan)	380,520	239,726
China Everbright Bank Co., Ltd. - H Shares (China)	528,000	186,989
Chongqing Rural Commercial Bank Co., Ltd - H Shares (China)	131,000	46,563
Commercial Bank P.S.Q.C. (The) (Qatar)	162,251	300,792
CTBC Financial Holding Co., Ltd. (Taiwan)	148,000	138,297
Dubai Islamic Bank PJSC (United Arab Emirates)	19,882	29,059
East West Banking Corp. (Philippines) (a)	97,818	18,305
Emirates NBD Bank PJSC (United Arab Emirates)	59,939	220,944
Federal Bank, Ltd. (India)	68,996	76,561
Gulf Bank of Kuwait (Kuwait)	72,274	66,556
Hana Financial Group, Inc. (South Korea)	4,703	165,896
Huishang Bank Corp., Ltd. - H Shares (China) (a)	127,000	42,533
IIFL Holdings, Ltd. (India)	17,122	64,014
Indiabulls Housing Finance, Ltd. (India)	28,782	83,894
Indian Bank (India)	41,510	77,446
Industrial & Commercial Bank of China, Ltd - H Shares (China)	442,000	249,356
Intercorp Financial Services, Inc. (Peru)	1,235	32,579
JB Financial Group Co., Ltd. (South Korea) (a)	13,180	92,287
Kasikornbank PCL (Thailand)	19,200	81,788
Kasikornbank PCL - Foreign Shares (Thailand)	24,100	102,460
KB Financial Group, Inc. ADR (South Korea)	4,700	216,952
Kiatnakin Phatra Bank PCL (Thailand)	12,600	22,627
Malaysia Building Society Bhd (Malaysia)	430,500	55,281
	Shares	Value
Banks (continued)
National Bank of Greece S.A. (Greece) (a)	10,707	$35,712
National Bank of Kuwait S.A.K.P. (Kuwait)	32,266	106,207
Nedbank Group, Ltd. (South Africa)	10,861	119,162
Powszechna Kasa Oszczednosci Bank Polski S.A. (Poland) (a)	17,024	188,598
RHB Bank Bhd (Malaysia)	68,700	88,481
Riyad Bank (Saudi Arabia)	60,086	433,724
Sberbank of Russia PJSC (Russia)	36,350	142,874
Shinhan Financial Group Co., Ltd. ADR
(South Korea)	4,700	145,277
Standard Bank Group, Ltd.
(South Africa)	19,508	171,201
State Bank of India (India)	82,177	505,926
VTB Bank PJSC (Russia)	286,440,000	183,741
Woori Financial Group, Inc. (South Korea)	6,240	66,443
		8,556,975
Diversified Financials — 2.8%
Adira Dinamika Multi Finance Tbk P.T. (Indonesia)	123,700	66,740
Bajaj Holdings & Investment, Ltd. (India)	790	57,472
Bank of Greece (Greece)	1,550	29,814
China Cinda Asset Management Co., Ltd. (China)	296,000	53,921
China Galaxy Securities Co., Ltd. - H Shares (China)	52,000	29,892
Concentradora Hipotecaria SAPI de C.V. (Mexico)	61,600	61,986
Corporacion Financiera Colombiana S.A. (Colombia) (a)	14,671	103,094
Far East Horizon, Ltd. (China)	34,000	30,177
Fubon Financial Holdings Co., Ltd. (Taiwan)	151,370	415,598
Gentera S.A.B de C.V. (Mexico) (a)	54,100	34,746
Haitong Securities Co., Ltd. - H Shares (China)	34,000	30,147
Korea Investment Holdings Co., Ltd. (South Korea) (a)	342	23,135
Power Finance Corp., Ltd. (India)	86,444	138,538
REC, Ltd. (India)	128,352	229,999
Repco Home Finance, Ltd. (India)	18,085	64,857
Shinyoung Securities Co., Ltd. (South Korea)	795	40,034
Tata Investment Corp., Ltd. (India)	4,663	84,759
Yuanta Financial Holding Co., Ltd. (Taiwan)	177,000	161,270
		1,656,179
Insurance — 1.7%
Cathay Financial Holding Co., Ltd. (Taiwan)	172,000	386,513
China Reinsurance Group Corp - H Shares (China) (d)	591,000	56,852

See Notes to Financial Statements.
50	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2021

	Shares	Value
Insurance (continued)
New China Life Insurance Co., Ltd. - H Shares (China)	67,200	$179,824
Old Mutual, Ltd. (South Africa)	66,546	54,648
People’s Insurance Co Group of China (The) - H Shares (China)	570,000	172,631
PICC Property & Casualty Co., Ltd. - H Shares (China)	96,000	78,484
Powszechny Zaklad Ubezpieczen S.A. (Poland)	5,301	46,235
		975,187
Health Care — 3.9%
Health Care Equipment & Services — 1.7%
Bangkok Chain Hospital PCL (Thailand)	204,300	123,680
Kossan Rubber Industries Bhd (Malaysia)	267,400	123,229
Shanghai Pharmaceuticals Holding Co
- H Shares (China)	143,100	271,573
Sinopharm Group Co., Ltd. - H Shares (China)	137,600	299,518
TaiDoc Technology Corp. (Taiwan)	10,000	65,436
Value Added Technology Co., Ltd. (South Korea)	4,112	121,950
		1,005,386
Pharmaceuticals, Biotechnology & Life Sciences — 2.2%
China Medical System Holdings, Ltd. (China)	182,000	304,272
China Shineway Pharmaceutical Group, Ltd. (China)	256,000	226,689
Consun Pharmaceutical Group, Ltd. (China)	503,538	284,172
Dawnrays Pharmaceutical Holdings, Ltd (China)	725,392	155,377
Marksans Pharma, Ltd. (India)	42,000	33,874
Shandong Xinhua Pharmaceutical Co., Ltd - H Shares (China)	188,000	112,204
Sun Pharmaceutical Industries, Ltd. (India)	3,608	40,903
Unichem Laboratories, Ltd. (India)	30,216	101,022
		1,258,513
Industrials — 5.3%
Capital Goods — 2.4%
ALFA S A B de C V - Class A (Mexico)	40,700	29,809
Apar Industries, Ltd. (India)	3,252	33,940
Beijing Urban Construction Design & Development Group Co., Ltd. - H Shares (China)	81,000	21,405
China Communications Services Corp., Ltd - H Shares (China)	62,000	30,220
China International Marine Containers Group Co., Ltd. (China)	17,500	31,445
China Railway Group, Ltd. - Class A (China)	57,200	52,147
China Railway Group, Ltd. - H Shares (China)	112,000	59,273
CITIC, Ltd. (China)	189,000	187,009
DMCI Holdings, Inc. (Philippines)	324,700	48,823
	Shares	Value
Capital Goods (continued)
FSP Technology, Inc. (Taiwan)	16,000	$26,483
Graphite India, Ltd. (India)	6,990	47,629
Halla Corp. (South Korea) (a)	5,962	26,988
Hong Leong Industries Bhd (Malaysia)	12,860	28,308
Hubei Xingfa Chemicals Group Co., Ltd. (China)	5,800	34,622
Industries Qatar Q.S.C. (Qatar)	38,321	163,052
Iochpe-Maxion S.A. (Brazil)	10,000	27,531
Kolon Global Corp. (South Korea)	2,240	42,472
LG Corp. (South Korea) (a)	2,318	157,536
LX International Corp. (South Korea) (a)	1,331	29,499
Metallurgical Corp. of China, Ltd. - H Shares (China)	118,000	30,150
Posco International Corp. (South Korea) (a)	1,405	26,443
Raubex Group, Ltd. (South Africa)	12,841	32,038
Seohee Construction Co., Ltd. (South Korea)	19,685	27,386
Sime Darby Bhd (Malaysia)	87,800	48,927
Sinopec Engineering Group Co., Ltd. - H Shares (China)	50,000	24,681
Thoresen Thai Agencies PCL (Thailand)	86,400	24,854
Zhuzhou Kibing Group Co., Ltd. - Class A (China)	30,500	82,269
		1,374,939
Commercial & Professional Services — 0.2%
China Everbright International, Ltd. (China)	80,000	64,265
KRUK S.A. (Poland)	388	31,452
Tianjin Capital Environmental Protection Group Co., Ltd. (China)	72,000	39,617
		135,334
Transportation — 2.7%
Anhui Expressway Co., Ltd. - H Shares (China)	58,000	46,882
Autohellas S.A. (Greece)	3,667	37,730
Cia Sud Americana de Vapores S.A. (Chile)	627,603	53,826
COSCO SHIPPING Holdings Co., Ltd. (China) - Class A (a)	19,997	59,057
COSCO SHIPPING Holdings Co., Ltd. (China) - H Shares (a)	85,700	166,190
COSCO SHIPPING Ports, Ltd. (China)	68,000	59,108
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	58,000	296,380
Gateway Distripark, Ltd. (India)	11,466	42,761
HMM Co., Ltd. (South Korea) (a)	6,201	140,053
Jiangsu Expressway Co., Ltd. - H Shares (China)	30,000	30,729
Pan Ocean Co., Ltd. (South Korea) (a)	5,723	25,989
Regional Container Lines PCL (Thailand)	30,100	44,569
Shanghai International Port Group Co., Ltd. (China)	167,600	144,594
Shenzhen Expressway Co., Ltd. - H Shares (China)	28,000	27,111

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	51

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2021

	Shares	Value
Transportation (continued)
Sinotrans, Ltd. - H Shares (China)	66,000	$21,170
Tianjin Port Development Holdings, Ltd. (China)	320,000	25,456
Transport Corp. of India, Ltd. (India)	5,602	56,105
VRL Logistics, Ltd. (India)	6,645	38,054
Yang Ming Marine Transport Corp. (Taiwan) (a)	47,000	203,912
Zhejiang Expressway Co., Ltd. - H Shares (China)	32,000	28,525
		1,548,201
Information Technology — 24.6%
Semiconductors & Semiconductor Equipment — 9.8%
ASE Industrial Holding Co., Ltd. ADR (Taiwan)	31,400	245,234
Chipbond Technology Corp. (Taiwan)	18,000	43,243
ChipMOS Technologies, Inc. (Taiwan)	30,000	52,417
Daqo New Energy Corp. ADR (China) (a)	2,500	100,800
Fitipower Integrated Technology, Inc. (Taiwan)	4,000	40,543
FocalTech Systems Co., Ltd. (Taiwan)	4,000	24,632
Global Mixed-Mode Technology, Inc. (Taiwan)	3,000	28,624
Greatek Electronics, Inc. (Taiwan)	12,000	33,736
King Yuan Electronics Co., Ltd. (Taiwan)	19,000	30,610
LX Semicon Co., Ltd. (South Korea) (a)	2,376	333,101
Macronix International Co., Ltd. (Taiwan)	20,000	30,354
Novatek Microelectronics Corp. (Taiwan)	12,000	232,432
Powertech Technology, Inc. (Taiwan)	41,000	144,121
Sigurd Microelectronics Corp. (Taiwan)	15,000	31,715
Sino-American Silicon Products, Inc. (Taiwan)	11,000	93,450
Sitronix Technology Corp. (Taiwan)	3,000	34,484
SK Hynix, Inc. (South Korea)	2,797	306,727
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	28,300	3,404,773
United Microelectronics Corp. (Taiwan)	166,000	387,919
Windbond Electronics Corp. (Taiwan)	53,000	64,733
		5,663,648
Software & Services — 4.8%
Alibaba Group Holding, Ltd. ADR (Hong Kong) (a)	9,000	1,069,110
eClerx Services, Ltd. (India)	6,905	242,090
Hinduja Global Solutions, Ltd. (India)	7,565	335,658
NetEase, Inc. ADR (Hong Kong)	4,600	468,188
NIIT, Ltd. (India)	25,858	156,049
Oracle Financial Services Software, Ltd. (India)	3,896	206,530
Tech Mahindra, Ltd. (India)	6,058	145,036
Weibo Corp. ADR (China) (a)	4,500	139,410
		2,762,071
Technology Hardware & Equipment — 10.0%
Acer, Inc. (Taiwan)	49,000	53,668
ASUSTek Computer, Inc. (Taiwan)	14,000	189,577
	Shares	Value
Technology Hardware & Equipment (continued)
AU Optronics Corp. (Taiwan)	266,000	$219,337
BOE Technology Group Co., Ltd. - Class A (China)	365,100	290,168
Cheng Uei Precision Industry Co., Ltd. (Taiwan)	35,000	49,848
China Railway Signal & Communication Corp., Ltd. - H Shares (China)	272,000	99,428
Everlight Electronics Co., Ltd. (Taiwan)	38,000	72,003
Gigabyte Technology Co., Ltd. (Taiwan)	10,000	55,970
Hon Hai Precision Industry Co., Ltd. (Taiwan)	40,000	149,627
Innodisk Corp. (Taiwan)	4,000	29,395
Innolux Corp. (Taiwan)	282,000	198,773
Intops Co., Ltd. (South Korea)	6,764	182,857
Kingboard Holdings, Ltd. (China)	43,500	211,962
Kingboard Laminates Holdings, Ltd. (China)	67,000	113,970
Legend Holdings Corp - H Shares (China)	48,500	71,715
Lenovo Group, Ltd. (China)	382,000	439,083
LG Innotek Co., Ltd. (South Korea) (a)	1,539	469,774
Lite-On Technology Corp. (Taiwan)	42,000	96,471
Micro-Star International Co., Ltd. (Taiwan)	26,000	150,211
PAX Global Technology, Ltd. (China)	268,000	189,747
Primax Electronics, Ltd. (Taiwan)	18,000	36,710
Redington India, Ltd. (India)	98,107	190,183
Samsung Electronics Co., Ltd. (South Korea)	28,005	1,836,385
SAMT Co., Ltd. (South Korea) (a)	10,832	40,374
Simplo Technology Co., Ltd. (Taiwan)	4,000	47,324
Taiwan PCB Techvest Co., Ltd. (Taiwan)	32,000	55,986
TXC Corp. (Taiwan)	10,000	37,937
Wah Lee Industrial Corp. (Taiwan)	10,000	38,525
Yageo Corp. (Taiwan) (a)	10,000	172,460
		5,789,468
Materials — 8.2%
Materials — 8.2%
Anglo American Platinum, Ltd. (South Africa)	821	93,540
ArcelorMittal South Africa, Ltd. (South Africa) (a)	62,809	35,063
Asia Polymer Corp. (Taiwan)	27,540	36,317
Baoshan Iron & Steel Co., Ltd. - Class A (China)	94,000	106,264
Braskem S.A. ADR (Brazil)	4,800	101,232
Chambal Fertilisers and Chemicals, Ltd. (India)	9,449	49,897
China Hongqiao Group, Ltd. (China)	38,000	40,169
China Lumena New Materials Corp. (China) (a) (b)	1,700	0
China Metal Recycling Holdings, Ltd. (China) (a) (b)	6,000	0
China National Building Material Co., Ltd - H Shares (China)	50,000	61,395

See Notes to Financial Statements.
52	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2021

	Shares	Value
Materials (continued)
China Sanjiang Fine Chemicals Co., Ltd. (China)	64,000	$20,951
China Steel Corp. (Taiwan)	130,000	165,470
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	40,505	85,946
Formosa Plastics Corp. (Taiwan)	17,000	63,645
Grand Pacific Petrochemical Corp. (Taiwan)	32,000	33,047
Grupo Mexico S.A.B de C.V. - Series B (Mexico)	36,100	157,074
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd. (India)	7,896	46,503
Hanil Holdings Co., Ltd. (South Korea)	2,167	24,534
Hengli Petrochemical Co., Ltd. - Class A (China)	12,000	43,408
Hindalco Industries, Ltd. (India)	16,142	102,418
Hindustan Zinc, Ltd. (India)	18,637	78,950
Hsing TA Cement Co. (Taiwan)	31,000	23,247
Huafon Chemical Co., Ltd. (China)	20,286	33,341
Hunan Valin Steel Co., Ltd. - Class A (China)	42,600	34,340
Hyundai Steel Co., Ltd. (South Korea) (a)	2,917	100,301
Indorama Ventures PCL (Thailand)	66,400	86,372
Jiangxi Copper Co., Ltd. - H Shares (China)	17,000	27,315
Jindal Steel & Power, Ltd. (India) (a)	6,578	33,120
JSW Steel, Ltd. (India)	15,131	132,664
Kumho Petrochemical Co., Ltd. (South Korea) (a)	590	82,121
LOTTE Chemical Corp. (South Korea) (a)	254	46,263
LOTTE Fine Chemical Co., Ltd. (South Korea) (a)	423	26,601
Luxi Chemical Group Co., Ltd. (China)	12,600	30,298
Magnitogorsk Iron & Steel Works PJSC (Russia)	194,390	179,766
Nan Ya Plastics Corp. (Taiwan)	24,000	73,751
Nine Dragons Paper Holdings, Ltd. (China) (a)	30,000	32,222
NMDC, Ltd. (India)	48,687	86,757
Northam Platinum Holdings, Ltd. (South Africa) (a)	3,918	51,455
Novolipetsk Steel PJSC (Russia) (d)	2,870	83,277
Orbia Advance Corp. S.A.B de C.V. (Mexico)	30,600	77,927
Petronas Chemicals Group Bhd (Malaysia)	51,600	110,475
POSCO ADR (South Korea)	3,400	198,186
PPC, Ltd. (South Africa) (a)	80,869	25,601
PTT Global Chemical PCL (Thailand)	63,200	111,761
Rongsheng Petrochemical Co., Ltd. (China)	25,200	72,108
Sahara International Petrochemical Co SJSC (Saudi Arabia)	26,565	296,069
Sasol, Ltd. (South Africa) (a)	13,245	216,621
Satellite Chemical Co., Ltd. (China)	7,800	49,200
	Shares	Value
Materials (continued)
Saudi Industrial Investment Group (Saudi Arabia)	29,055	$240,651
Shandong Hualu Hengsheng Chemical Co., Ltd. (China)	10,200	50,213
Shanxi Taigang Stainless Steel Co., Ltd. (China)	30,500	33,935
Shinkong Synthetic Fibers Corp. (Taiwan)	49,000	35,640
Steel Authority of India, Ltd. (India)	17,595	25,186
Tata Steel, Ltd. (India)	5,522	81,928
Tharisa PLC (South Africa)	15,847	26,822
UPL, Ltd. (India)	3,878	38,737
USI Corp. (Taiwan)	24,000	27,263
Vale S.A. ADR (Brazil)	18,474	259,006
Vedanta, Ltd. (India)	28,782	131,341
West China Cement, Ltd. (China)	166,000	29,601
Xinjiang Zhongtai Chemical Co., Ltd. (China)	22,700	34,127
Yunnan Aluminium Co., Ltd. (China) (a)	22,400	39,589
Yunnan Tin Co., Ltd. (China) (a)	12,100	37,410
		4,758,431
Real Estate — 1.9%
Real Estate — 1.9%
Agile Group Holdings, Ltd. (China)	68,000	36,917
A-Living Smart City Services Co., Ltd. (China)	17,000	29,046
AP Thailand PCL (Thailand)	91,500	26,314
China Overseas Grand Oceans Group, Ltd (China)	80,031	40,664
China SCE Group Holdings, Ltd. (China)	200,000	48,529
Dipula Income Fund, Ltd. (South Africa)	53,971	30,361
Emaar Properties PJSC (United Arab Emirates)	146,195	194,278
Filinvest Land, Inc. (Philippines)	1,361,000	29,183
Hopefluent Group Holdings, Ltd. (China)	60,000	10,399
Hung Ching Development & Construction Co., Ltd. (Taiwan)	24,000	26,965
Kingdom Development Co., Ltd. (Taiwan)	22,000	29,931
Korea Real Estate Investment & Trust Co., Ltd. (South Korea) (a)	14,920	32,629
Logan Group Co., Ltd. (China)	51,000	38,986
Matrix Concepts Holdings Bhd (Malaysia)	99,375	52,475
OSK Holdings Bhd (Malaysia)	241,800	50,492
Powerlong Real Estate Holdings, Ltd. (China)	93,000	48,698
Seazen Group, Ltd. (China) (a)	380,000	257,054
Seazen Holdings Co., Ltd. - Class A (China)	11,200	51,399
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - Class B (China)	33,400	30,444
Sunac China Holdings, Ltd. (China)	31,000	46,901
		1,111,665

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	53

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2021

	Shares	Value
Utilities — 2.5%
Utilities — 2.5%
Aboitiz Power Corp. (Philippines)	173,100	$100,216
Beijing Enterprises Holdings, Ltd. (China)	32,000	110,419
Canvest Environmental Protection Group Co., Ltd. (China)	58,000	30,670
CESC, Ltd. (India)	31,840	37,330
China Everbright Water, Ltd. (China)	143,700	33,563
China Tian Lun Gas Holdings, Ltd.
(China)	28,000	30,239
China Water Affairs Group, Ltd. (China)	38,000	54,502
Cia de Saneamento de Minas Gerais S.A. (Brazil)	12,800	29,179
Colbun S.A. (Chile)	468,176	38,081
Datang International Power Generation Co., Ltd. - H Shares (China)	180,000	40,662
Enea S.A. (Poland) (a)	11,950	25,238
GAIL India, Ltd. (India) (d)	5,275	57,747
IDGC of Centre and Volga Region PJSC (Russia)	15,380,000	47,274
Korea Gas Corp. (South Korea) (a)	3,139	103,068
Kunlun Energy Co., Ltd. (China)	152,000	142,644
NTPC, Ltd. (India)	109,398	182,119
OGK-2 PJSC (Russia)	5,740,000	48,534
Power Grid Corp. of India, Ltd. (India)	61,742	169,052
Saudi Electricity Co. (Saudi Arabia)	12,340	78,707
Seoul City Gas Co., Ltd. (South Korea) (a)	334	46,967
Yunnan Water Investment Co., Ltd. - H Shares (China)	184,877	21,557
		1,427,768
Total Common Stocks (Cost $50,079,631)		56,628,132

PREFERRED STOCKS — 1.7%
Energy — 1.0%
Energy — 1.0%
Petroleo Brasileiro S.A. ADR (Brazil)	27,000	272,970
Surgutneftegas PJSC (Russia)	541,500	279,024
		551,994
Financials — 0.0% (e)
Banks — 0.0% (e)
China Development Financial Holding Corp. (Taiwan) (a)	83,512	28,874

Information Technology — 0.5%
Technology Hardware & Equipment — 0.5%
Samsung Electronics Co., Ltd. (South Korea)	4,582	273,514

Materials — 0.2%
Materials — 0.2%
Gerdau S.A. (Brazil)	27,100	132,499

Total Preferred Stocks (Cost $812,663)		986,881
	Shares	Value
RIGHTS — 0.0% (e)
Real Estate — 0.0% (e)
Real Estate — 0.0% (e)
Seazen Group, Ltd. (China) (a) (Cost $0)	18,095	$0

WARRANTS — 0.0% (e)
Real Estate — 0.0% (e)
Real Estate — 0.0% (e)
Noble Development PCL (Thailand) (a) (Cost $0)	14,775	432

Investments at Value — 99.5%
(Cost $50,892,294)		$57,615,445

Other Assets in Excess of Liabilities — 0.5%		267,679

Net Assets — 100.0%		$57,883,124

(a)	Non-income producing security.

(b)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.7% of net assets. The total value of these securities is $398,320.

(c)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of these securities is $82,638, which represents 0.1% of net assets as of December 31, 2021.

(d)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $197,876, which represents 0.3% of net assets as of December 31, 2021.

(e)	Percentage rounds to less than 0.1%.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
54	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2021

		% of Net
Country	Value	Assets
China	$18,165,815	31.4%
Taiwan	9,281,448	16.0%
India	7,263,561	12.5%
South Korea	7,262,957	12.5%
Brazil	2,086,916	3.6%
Russia	1,841,958	3.2%
Saudi Arabia	1,693,808	2.9%
South Africa	1,668,918	2.9%
Hong Kong	1,537,298	2.7%
Mexico	1,044,473	1.8%
Indonesia	1,012,998	1.8%
Thailand	913,752	1.6%
Malaysia	772,055	1.3%
United Arab Emirates	535,412	0.9%
Philippines	502,702	0.9%
Qatar	463,844	0.8%
Poland	421,726	0.7%
Turkey	247,723	0.4%
Kuwait	228,737	0.4%
Chile	225,612	0.4%
Colombia	166,255	0.3%
Greece	132,746	0.2%
Egypt	112,152	0.2%
Peru	32,579	0.1%
Total Investments	$57,615,445	99.5%
Other Assets in Excess of Liabilities	267,679	0.5%
Net Assets	$57,883,124	100.0%

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	55

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS — 99.0%
Communication Services — 4.5%
Media — 0.3%
Digital Holdings, Inc. (Japan)	42,561	$487,376

Media & Entertainment — 3.1%
ITV PLC (United Kingdom) (a)	850,803	1,278,119
Mediaset Espana Comunicacion S.A. (Spain) (a)	123,219	578,367
Nine Entertainment Co. Holdings, Ltd. (Australia)	135,485	285,940
Nippon Television Holdings, Inc. (Japan)	63,000	638,868
Perion Network, Ltd. (Israel) (a)	27,419	666,161
ProSiebenSat.1 Media S.E. (Germany)	4,975	79,010
Television Francaise 1 (France)	139,215	1,382,903
		4,909,368
Telecommunication Services — 1.1%
Airtel Africa PLC (United Kingdom)	216,482	389,640
Millicom International Cellular S.A. (Sweden) (a)	30,611	869,231
SpeedCast International, Ltd. (Australia) (a) (b)	55,059	0
Telekom Austria A.G. (Austria) (a)	43,321	375,718
		1,634,589
Consumer Discretionary — 12.1%
Automobiles & Components — 3.2%
CIE Automotive S.A. (Spain)	7,750	239,451
Eagle Industry Co., Ltd. (Japan)	38,800	372,102
Exedy Corp (Japan)	15,400	222,816
Gestamp Automocion S.A. (Spain) (a)	23,956	120,761
NGK Spark Plug Co., Ltd. (Japan)	19,500	339,342
Pacific Industrial Co., Ltd. (Japan)	27,370	289,199
Pirelli & C S.p.A. (Italy)	34,447	238,839
SAF-Holland S.E. (Germany) (a)	76,676	1,073,429
Sumitomo Rubber Industries, Ltd. (Japan)	43,300	441,411
Toyo Tire Corp (Japan)	10,000	156,023
Toyota Boshoku Corp (Japan)	45,400	890,248
TPR Co., Ltd. (Japan)	6,800	84,219
Yokohama Rubber Co., Ltd. (Japan)	30,100	482,480
		4,950,320
Consumer Durables & Apparel — 4.5%
Bellway PLC (United Kingdom)	26,498	1,203,242
Cleanup Corp (Japan)	15,900	75,521
Neinor Homes S.A. (Spain) (a)	25,310	303,628
Nexity S.A. (France)	21,484	1,011,406
Nikon Corp (Japan)	28,000	301,446
Nobia A.B. (Sweden)	32,544	195,760
Sumitomo Forestry Co., Ltd. (Japan)	38,100	736,095
Tamron Co., Ltd. (Japan)	32,562	807,386
Texhong Textile Group, Ltd. (Hong Kong)	638,000	842,848
Vistry Group PLC (United Kingdom)	101,471	1,621,702
		7,099,034
	Shares	Value
Consumer Services — 1.1%
Betsson A.B. (Sweden) (a)	132,127	$795,028
Kindred Group PLC (Sweden)	71,366	844,614
		1,639,642
Retailing — 3.1%
Delek Automotive Systems, Ltd. (Israel)	45,706	648,268
FNAC Darty S.A. (France)	7,389	483,423
Harvey Norman Holdings, Ltd. (Australia)	266,051	955,011
IDOM, Inc. (Japan)	35,300	221,761
Marks & Spencer Group PLC (United Kingdom) (a)	163,562	514,066
Super Retail Group, Ltd. (Australia)	113,089	1,023,373
VT Holdings Co., Ltd. (Japan)	176,900	717,157
XEBIO Holdings Co., Ltd. (Japan)	41,800	335,047
		4,898,106
Specialty Retail — 0.2%
Yamada-Denki Co., Ltd. (Japan)	93,500	319,463

Consumer Staples — 5.8%
Food & Staples Retailing — 2.4%
Arcs Co., Ltd. (Japan)	37,059	687,853
GrainCorp, Ltd. (Australia)	286,474	1,722,263
Qol Holdings Co., Ltd. (Japan)	24,247	295,132
S Foods, Inc. (Japan)	26,500	801,820
Sonae SGPS S.A. (Portugal)	191,691	218,817
		3,725,885
Food, Beverage & Tobacco — 3.4%
Austevoll Seafood A S A (Norway)	6,775	81,511
Bakkavor Group PLC (United Kingdom)	84,642	144,452
Bell Food Group A.G. (Switzerland)	465	148,544
First Pacific Co. (Hong Kong)	1,470,000	541,123
Golden Agri-Resources, Ltd. (Singapore)	2,175,700	395,548
Itoham Yonekyu Holdings, Inc. (Japan)	118,600	678,233
Megmilk Snow Brand Co., Ltd. (Japan)	15,400	266,837
Morinaga & Co., Ltd. (Japan)	9,900	323,619
Premier Foods PLC (United Kingdom)	55,087	83,286
Scandinavian Tobacco Group A/S (Denmark)	89,286	1,873,947
Starzen Co., Ltd. (Japan)	11,605	201,837
Tate & Lyle PLC (United Kingdom)	42,066	378,118
Vilmorin & Cie S.A. (France)	2,955	180,273
		5,297,328
Household & Personal Products — 0.0% (c)
Best World International, Ltd. (Singapore) (a) (b)	88,900	0

Energy — 2.0%
Energy — 2.0%
Cosmo Energy Holdings Co., Ltd. (Japan)	39,200	765,435
CropEnergies A.G. (Germany)	5,739	79,902
DNO A.S.A. (Norway)	228,989	270,630
FLEX LNG, Ltd. (Norway)	9,159	204,125

See Notes to Financial Statements.
56	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2021

	Shares	Value
Energy (continued)
New Hope Corp., Ltd. (Australia)	490,113	$794,906
SBM Offshore N.V. (Netherlands)	5,329	79,416
Serica Energy PLC (United Kingdom)	157,680	513,893
Sulzer A.G. (Switzerland)	1,002	98,314
VERBIO Vereinigte BioEnergie A.G. (Germany)	1,225	83,360
Whitehaven Coal, Ltd. (Australia) (a)	130,109	247,417
		3,137,398
Financials — 10.8%
Banks — 5.5%
Banco BPM S.p.A. (Italy)	198,606	594,477
Bank of Georgia Group PLC (United Kingdom)	31,809	717,506
Bank of Ireland Group PLC (Ireland) (a)	224,203	1,269,403
Bank of Saga, Ltd. (The) (Japan)	12,100	152,144
BPER Banca S.p.A. (Italy)	113,649	234,813
Genworth Mortgage Insurance Australia, Ltd. (Australia)	666,170	1,123,485
Mebuki Financial Group, Inc. (Japan)	262,400	539,796
Musashino Bank, Ltd (The) (Japan)	27,061	422,721
Nishi-Nippon Financial Holdings, Inc. (Japan)	81,300	524,783
OSB Group PLC (United Kingdom)	20,821	156,405
Spar Nord Bank A/S (Denmark)	52,037	665,462
Sydbank A/S (Denmark)	4,808	151,847
TBC Bank Group PLC (United Kingdom)	32,713	729,934
Tokyo Kiraboshi Financial Group, Inc. (Japan)	24,000	316,098
Virgin Money UK PLC (United Kingdom) (a)	421,286	1,021,114
		8,619,988
Diversified Financials — 3.2%
Banca IFIS S.p.A. (Italy)	14,907	289,623
BOCOM International Holdings Co., Ltd. (Hong Kong) (d)	484,000	112,408
Credit Saison Co., Ltd. (Japan)	46,400	487,671
EFG International A.G. (Switzerland) (a)	31,280	238,294
Insignia Financial Ltd (Australia)	186,124	489,777
Investec PLC (United Kingdom)	308,831	1,701,138
Resurs Holding A.B. (Sweden)	169,355	710,027
Sun Hung Kai & Co., Ltd. (Hong Kong)	751,424	401,053
Tokai Tokyo Financial Holdings, Inc. (Japan)	145,900	500,061
		4,930,052
Insurance — 2.1%
ASR Nederland N.V. (Netherlands)	32,818	1,510,945
Coface S.A. (France)	35,112	500,161
Helvetia Holding A.G. (Switzerland)	4,010	470,508
Mapfre S.A. (Spain)	85,766	175,304
Phoenix Holdings, Ltd. (The) (Israel)	14,503	187,683
Protector Forsikring A S A (Norway)	32,221	395,046
		3,239,647
Health Care — 7.6%
Health Care Equipment & Services — 5.8%
BML, Inc. (Japan)	23,500	730,283
	Shares	Value
Health Care Equipment & Services (continued)
ConvaTec Group PLC (United Kingdom)	82,523	$215,378
Draegerwerk A.G. & Co. KGaA (Germany)	6,043	369,841
Galenica A.G. (Switzerland)	13,616	1,021,315
Getinge A.B. - B Shares (Sweden)	37,009	1,611,210
Guerbet (France)	4,052	172,023
H.U. Group Holdings, Inc. (Japan)	16,600	420,904
Healius, Ltd. (Australia)	372,735	1,426,145
Humana A.B. (Sweden) (a)	52,974	425,743
InMode, Ltd. (Israel) (a)	3,700	261,146
Mediclinic International PLC (United Kingdom) (a)	214,188	926,317
MIRAI Corp (Japan)	3,028	1,301,799
Oriola OYJ (Finland)	32,574	74,592
Riverstone Holdings, Ltd. (Singapore)	185,400	96,389
		9,053,085
Health Care Equipment & Supplies — 0.2%
Metall Zug A.G. (Switzerland)	107	241,609

Pharmaceuticals, Biotechnology & Life Sciences — 1.6%
Alliance Pharma PLC (United Kingdom)	77,793	115,196
Dermapharm Holding S.E. (Germany)	6,481	657,841
Indivior PLC (United Kingdom) (a)	119,126	414,018
Kaken Pharmaceutical Co., Ltd. (Japan)	1,948	71,281
Tecan Group A.G. (Switzerland)	640	388,245
Towa Pharmaceutical Co., Ltd. (Japan)	33,973	846,233
		2,492,814
Industrials — 24.7%
Capital Goods — 16.3%
AerCap Holdings N.V. (Netherlands) (a)	8,500	556,070
Andritz A.G. (Austria)	2,715	139,601
Bucher Industries A.G. (Switzerland)	297	146,176
Caesarstone, Ltd. (Israel)	28,500	323,190
Danieli & C. Officine Meccaniche S.p.A. (Italy)	63,071	1,232,406
Emeco Holdings, Ltd. (Australia)	600,125	384,139
Fletcher Building, Ltd. (New Zealand)	218,817	1,095,940
Hanwa Co., Ltd. (Japan)	15,300	433,818
IHI Corp (Japan)	24,200	487,028
Inabata & Co., Ltd. (Japan)	68,200	995,017
Inwido A.B. (Sweden)	70,952	1,465,312
Kamei Corp. (Japan)	16,200	146,827
Kandenko Co., Ltd. (Japan)	52,600	391,647
Keller Group PLC (United Kingdom)	54,533	726,399
Kloeckner & Co. S.E. (Germany) (a)	84,008	1,022,342
Koninklijke BAM Groep N.V. (Netherlands) (a)	120,267	369,001
Kumagai Gumi Co., Ltd. (Japan)	44,800	1,117,732
Morgan Sindall Group PLC (United Kingdom)	37,001	1,268,838
Nilfisk Holding A/S (Denmark) (a)	7,942	261,200
Nippon Steel Trading Corp (Japan)	9,900	431,998
Nishio Rent All Co., Ltd. (Japan)	11,571	288,658
Noritake Co., Ltd./Nagoya Japan (Japan) (a)	6,600	287,609

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	57

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2021

	Shares	Value
Capital Goods (continued)
NRW Holdings, Ltd. (Australia)	746,195	$957,277
OC Oerlikon Corp. A.G. (Switzerland)	90,238	921,759
Redrow PLC (United Kingdom)	189,603	1,807,885
Rexel S.A. (France) (a)	21,150	428,217
Rheinmetall A.G. (Germany)	5,781	543,895
Rieter Holding, Ltd. (Switzerland) (a)	4,113	795,420
Semperit A.G. Holding (Austria)	21,439	714,959
Sodick Co., Ltd. (Japan)	64,400	458,042
Sojitz Corp. (Japan)	33,100	497,064
Sumitomo Heavy Industries, Ltd. (Japan)	25,200	611,319
Takamatsu Construction Group Co., Ltd (Japan)	15,690	268,649
TOA Corp (Japan)	44,100	926,917
Toyo Construction Co., Ltd. (Japan)	67,600	341,421
Trelleborg A.B. (Sweden)	18,603	487,573
Tsubakimoto Chain Co (Japan)	17,687	485,770
Tsugami Corp (Japan)	13,000	198,216
Yangzijiang Shipbuildings Holdings, Ltd. (Singapore)	1,117,200	1,109,155
Zehnder Group A.G. (Switzerland)	1,433	145,662
Zumtobel Group A.G. (Austria)	17,308	151,571
		25,421,719
Commercial & Professional Services — 2.8%
Bilfinger S.E. (Germany)	28,247	955,056
Brunel International N.V. (Netherlands)	6,803	86,831
Coronado Global Resources, Inc. (Australia) (a) (d)	857,064	772,946
Derichebourg S.A. (France) (a)	85,140	984,817
Intrum A.B. (Sweden)	30,873	794,652
Mitie Group PLC (United Kingdom)	834,541	727,925
SG Fleet Group, Ltd. (Australia)	45,851	83,162
		4,405,389
Transportation — 5.6%
bpost S.A. (Belgium) (a)	48,264	421,148
D/S Norden A/S (Denmark)	28,293	717,714
Golden Ocean Group, Ltd. (Norway)	72,386	650,812
Kawasaki Kisen Kaisha, Ltd. (Japan) (a)	6,100	368,056
Kintetsu World Express, Inc. (Japan)	14,800	383,832
Mitsui OSK Lines, Ltd. (Japan)	17,200	1,277,635
Mitsui-Soko Holdings Co., Ltd. (Japan)	4,400	95,038
Pacific Basin Shipping, Ltd. (Hong Kong)	1,796,000	660,314
PostNL N.V. (Netherlands)	156,252	679,216
Redde Northgate PLC (United Kingdom)	220,559	1,301,933
Royal Mail PLC (United Kingdom)	241,531	1,654,485
Wallenius Wilhelmsen A.S.A (Norway) (a)	85,157	488,961
		8,699,144
Information Technology — 10.8%
Semiconductors & Semiconductor Equipment — 2.9%
Elmos Semiconductor A.G. (Germany)	7,939	526,772
Ferrotec Holdings Corp (Japan)	20,500	750,864
Micronics Japan Co., Ltd. (Japan)	61,100	983,250
Tokyo Seimitsu Co., Ltd. (Japan)	18,100	801,252
	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Tower Semiconductor, Ltd. (Israel) (a)	7,129	$282,467
u-blox Holding A.G. (Switzerland) (a)	11,198	862,115
X-Fab Silicon Foundries S.E. (France) (a)	31,783	328,595
		4,535,315
Software & Services — 4.7%
ATEA A S A (Norway) (a)	54,764	1,018,391
Computacenter PLC (United Kingdom)	39,521	1,568,409
Econocom Group S.A./N.V. (Belgium)	167,699	700,546
Hansen Technologies, Ltd. (Australia)	269,302	1,046,767
Indra Sistemas S.A. (Spain) (a)	42,549	459,487
Malam - Team, Ltd. (Israel)	3,888	142,178
Micro Focus International PLC (United Kingdom)	196,065	1,109,190
TietoEVRY OYJ (Finland)	35,839	1,119,203
transcosmos, inc (Japan)	6,000	171,001
		7,335,172
Technology Hardware & Equipment — 3.2%
Citizen Watch Co., Ltd. (Japan)	45,700	197,695
Comet Holdings A.G. (Switzerland)	2,110	775,025
Gilat Satellite Networks, Ltd. (Israel)	43,908	314,184
Hakuto Co., Ltd. (Japan)	12,700	291,909
Hosiden Corp (Japan)	19,400	194,219
Ituran Location and Control, Ltd. (Israel)	25,623	683,365
Kaga Electronics Co., Ltd. (Japan)	9,100	258,499
Melco Holdings, Inc. (Japan)	4,911	173,506
Nippon Electric Glass Co., Ltd. (Japan)	42,500	1,089,056
Nissha Co., Ltd. (Japan)	51,900	753,676
Quadient S.A. (France)	14,794	322,102
		5,053,236
Materials — 8.3%
Materials — 8.2%
Acerinox S.A. (Spain)	21,386	275,130
Bekaert S.A. (Belgium)	14,596	648,762
Daicel Corp. (Japan)	77,300	534,645
Daiken Corp. (Japan)	38,800	731,581
DS Smith PLC (United Kingdom)	16,653	86,648
Elkem A S A (Norway) (a)	188,025	633,315
Ferrexpo PLC (United Kingdom)	301,788	1,227,240
Hokuetsu Corp (Japan)	169,718	1,060,341
Incitec Pivot, Ltd. (Australia)	444,687	1,049,711
K+S A.G. (Germany) (a)	32,515	559,163
Kobe Steel, Ltd. (Japan)	45,600	228,527
Kuraray Co., Ltd. (Japan)	9,700	84,308
Mitsui Mining & Smelting Co., Ltd. (Japan)	16,900	460,237
Nippon Light Metal Holdings Co., Ltd. (Japan)	11,200	168,087
Outokumpu OYJ (Finland) (a)	124,191	778,595
Regis Resources, Ltd. (Australia)	112,572	159,988
Salzgitter A.G. (Germany) (a)	18,880	674,363
Sandfire Resources, Ltd. (Australia)	276,745	1,327,814
Semapa-Sociedade de Investimento e Gestao (Portugal)	6,031	80,230
Sims, Ltd. (Australia)	27,552	322,090
See Notes to Financial Statements.
58	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2021

	Shares	Value
Materials (continued)
SSAB A.B. - B Shares (Sweden) (a)	170,557	$856,051
Synthomer PLC (United Kingdom)	55,235	297,971
Tokyo Steel Manufacturing Co., Ltd. (Japan)	20,400	244,555
Toyo Seikan Group Holdings, Ltd. (Japan)	14,100	168,307
Yamato Kogyo Co., Ltd. (Japan)	5,600	181,390
		12,839,049
Metals & Mining — 0.1%
Atalaya Mining PLC (United Kingdom)	29,552	164,451

Real Estate — 9.6%
Real Estate — 9.6%
Aedas Homes S.A. (Spain)	2,881	79,026
Blue Square Real Estate, Ltd. (Israel)	2,752	249,190
Cibus Nordic Real Estate A.B. (Sweden)	30,056	965,521
Civitas Social Housing PLC (United Kingdom)	211,943	277,730
Corestate Capital Holding S.A. (Germany) (a)	23,667	301,901
Cromwell Property Group (Australia)	975,397	616,572
Custodian REIT PLC (United Kingdom)	258,657	370,774
Dios Fastigheter A.B. (Sweden)	55,295	725,280
Eagle Hospitality Trust (Singapore) (a) (b)	1,204,600	0
Eurocommercial Properties N.V. (Netherlands)	27,632	600,255
Goldcrest Co., Ltd. (Japan)	42,430	596,638
Hammerson PLC (United Kingdom)	427,041	190,698
HomeCo Daily Needs REIT (Australia)	487,220	565,006
Immobel S.A. (Belgium)	1,037	85,880
Intershop Holding A.G. (Switzerland)	336	225,399
Isras Investment Co., Ltd. (Israel)	928	246,145
Kenedix Retail REIT Corp. (Japan)	438	1,077,134
Keppel Pacific Oak US REIT (Singapore) (a)	658,100	526,480
Kerry Properties, Ltd. (Hong Kong)	134,000	349,029
Landis+Gyr Group A.G. (Switzerland) (a)	1,235	83,256
Mercialys S.A. (France)	54,337	530,177
Merlin Properties Socimi S.A. (Spain)	8,113	87,875
NewRiver REIT PLC (United Kingdom) (d)	211,652	252,161
Norstar Holdings, Inc. (Israel)	15,515	162,201
Peach Property Group A.G. (Switzerland)	9,095	631,551
Prime US REIT (Singapore)	788,100	657,832
Regional REIT, Ltd. (United Kingdom)	420,760	534,293
Safestore Holdings PLC (United Kingdom)	8,802	167,715
Sagax A.B. (Sweden)	190,075	701,813
Samty Co., Ltd. (Japan)	3,800	72,522
Sasseur Real Estate Investment Trust (Singapore)	823,900	515,737
Savills PLC (United Kingdom)	12,314	234,344
Star Asia Investment Corp (Japan)	2,101	1,154,366
Takara Leben Real Estate Investment Trust Corp (Japan)	404	407,455
	Shares	Value
Real Estate (continued)
Tosei Corp (Japan)	26,000	$228,125
Wereldhave N.V. (Netherlands)	39,109	570,232
		15,040,313
Utilities — 2.8%
Utilities — 2.8%
A2A S.p.A. (Italy)	463,015	901,984
Contact Energy, Ltd. (New Zealand)	14,342	79,446
Drax Group PLC (United Kingdom)	162,033	1,331,400
EVN A.G. (Austria)	23,116	697,248
Hokkaido Electric Power Co., Inc. (Japan)	163,200	729,483
Iren S.p.A. (Italy)	196,150	590,167
		4,329,728

Total Common Stocks (Cost $138,368,706)		154,499,220

PREFERRED STOCKS — 0.1%
Health Care — 0.1%
Health Care Equipment & Services — 0.1%
Draegerwerk A.G. & Co. KGaA (Germany) (Cost $155,285)	2,723	170,552

Investments at Value — 99.1% (Cost $138,523,991)		$154,669,772

Other Assets in Excess of Liabilities — 0.9%		1,376,531

Net Assets — 100.0%		$156,046,303

(a)	Non-income producing security.

(b)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.0% of net assets. The total value of these securities is $0.

(c)	Percentage rounds to less than 0.1%.

(d)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $1,137,515, which represents 0.7% of net assets as of December 31, 2021.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	59

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2021

Country Breakdown
		% of Net
Country	Value	Assets
Japan	$42,537,421	27.3%
United Kingdom	27,424,013	17.6%
Australia	15,353,789	9.8%
Sweden	11,447,815	7.3%
Switzerland	7,193,192	4.6%
Germany	7,097,427	4.5%
France	6,324,097	4.0%
Netherlands	4,451,966	2.8%
Israel	4,166,178	2.7%
Italy	4,082,309	2.6%
Norway	3,742,791	2.4%
Denmark	3,670,170	2.4%
Singapore	3,301,141	2.1%
Hong Kong	2,906,775	1.9%
Spain	2,319,029	1.5%
Austria	2,079,097	1.3%
Finland	1,972,390	1.3%
Belgium	1,856,336	1.2%
Ireland	1,269,403	0.8%
New Zealand	1,175,386	0.8%
Portugal	299,047	0.2%
Total Investments	$154,669,772	99.1%
Other Assets in Excess of Liabilities	1,376,531	0.9%
Net Assets	$156,046,303	100.0%

See Notes to Financial Statements.
60	| www.sbhfunds.com

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Statement of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS — 96.3%
Communication Services — 0.9%
Telecommunication Services — 0.9%
KINX, Inc. (South Korea) (a)	20,285	$849,508

Consumer Discretionary — 26.0%
Consumer Durables & Apparel — 13.1%
Hunter Douglas N.V. (Netherlands) (a)	40,550	7,947,541
Leatt Corp (South Africa) (a)	57,530	1,869,725
Victoria PLC (United Kingdom) (a)	142,950	2,319,770
		12,137,036
Consumer Services — 10.8%
Evolution Gaming Group A.B. (Sweden)	24,550	3,466,217
Fu Shou Yuan International Group, Ltd. (China)	1,065,247	837,271
NEOGAMES S.A. (Israel) (a)	47,995	1,333,301
Pollard Banknote, Ltd. (Canada)	96,570	3,043,276
Webjet, Ltd. (Australia) (a)	342,442	1,288,052
		9,968,117
Retailing — 2.1%
China Meidong Auto Holdings, Ltd. (China)	376,500	1,940,676

Consumer Staples — 3.9%
Food & Staples Retailing — 3.9%
Naked Wines PLC (United Kingdom) (a)	158,080	1,391,673
Yifeng Pharmacy Chain Co., Ltd. - Class A (China)	250,469	2,171,105
		3,562,778
Financials — 6.3%
Banks — 1.0%
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	49,449	969,628

Diversified Financials — 5.3%
Azimut Holdings S.p.A. (Italy)	29,177	815,446
Kaspi.KZ PJSC (Kazakhstan) (b)	13,000	1,508,000
Strike Co., Ltd. (Japan)	57,140	2,539,180
		4,862,626
Health Care — 2.0%
Pharmaceuticals, Biotechnology & Life Sciences — 2.0%
SwedenCare A.B. (Sweden)	108,150	1,841,330

Industrials — 29.3%
Capital Goods — 14.4%
AutoStore Holdings, Ltd. (Norway) (a)	456,100	1,800,344
Brodrene A. & O. Johansen A/S (Denmark)	28,100	5,845,883
Diploma PLC (United Kingdom)	27,980	1,281,619
Instalco A.B. (Sweden)	91,800	4,396,994
		13,324,840
	Shares	Value
Commercial & Professional Services — 13.3%
BayCurrent Consulting, Inc. (Japan)	6,600	$2,542,364
Boyd Group Services, Inc. (Canada)	6,415	1,012,678
Clipper Logistics PLC (United Kingdom)	399,798	3,925,154
GFL Environmental, Inc. (Canada)	72,768	2,752,401
Mo-BRUK S.A. (Poland)	13,700	1,307,511
Nihon M&A Center, Inc. (Japan)	30,160	739,369
		12,279,477
Transportation — 1.6%
InPost S.A. (Poland) (a)	122,000	1,471,609

Information Technology — 27.9%
IT Services — 9.1%
CANCOM S.E. (Germany)	14,530	973,924
Constellation Software, Inc. (Canada)	2,410	4,472,907
Keywords Studios PLC (Ireland)	47,079	1,873,050
Sansan, Inc. (Japan) (a)	52,000	1,123,815
		8,443,696
Semiconductors & Semiconductor Equipment — 1.1%
Lasertec Corp (Japan)	3,300	1,010,207

Software — 11.1%
Epsilon Net S.A. (Greece)	402,996	2,375,961
GB Group PLC (United Kingdom)	88,266	878,317
LiveChat Software S.A. (Poland)	31,985	926,090
Mercell Holding A.S.A. (Norway) (a)	1,575,600	1,200,046
Sinch A.B. (Sweden) (a)	89,450	1,127,505
Topicus.com, Inc. (Netherlands) (a)	40,442	3,713,092
		10,221,011
Technology Hardware & Equipment — 6.6%
Cherry A.G. (Germany) (a)	83,101	2,321,571
Endor A.G. (Germany)	36,000	860,460
PAX Global Technology, Ltd. (Hong Kong)	2,311,200	1,636,355
Razer, Inc. (Singapore) (a)	4,163,000	1,292,654
		6,111,040

Investments at Value — 96.3% (Cost $69,127,107)		$88,993,579

Other Assets in Excess of Liabilities — 3.7%		3,410,334

Net Assets — 100.0%		$92,403,913

(a)	Non-income producing security.

(b)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $1,508,000, which represents 1.6% of net assets as of December 31, 2021.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	61

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Statement of Investments
December 31, 2021

Country Breakdown
		% of Net
Country	Value	Assets
Netherlands	$11,660,634	12.6%
Canada	11,281,262	12.2%
Sweden	10,832,046	11.7%
United Kingdom	10,766,161	11.7%
Japan	7,954,935	8.6%
Denmark	5,845,883	6.3%
China	4,949,051	5.4%
Germany	4,155,955	4.5%
Poland	3,705,210	4.0%
Norway	3,000,390	3.3%
Greece	2,375,961	2.6%
Ireland	1,873,050	2.0%
South Africa	1,869,725	2.0%
Hong Kong	1,636,355	1.8%
Kazakhstan	1,508,000	1.6%
Israel	1,333,301	1.4%
Singapore	1,292,654	1.4%
Australia	1,288,052	1.4%
South Korea	849,508	0.9%
Italy	815,446	0.9%
Total Investments	$88,993,579	96.3%
Other Assets in Excess of Liabilities	3,410,334	3.7%
Net Assets	$92,403,913	100.0%

See Notes to Financial Statements.
62	| www.sbhfunds.com

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Statement of Investments
December 31, 2021

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
						Asset	Liability
						Derivatives	Derivatives
			U.S . $Value at		U.S. $Value at
	Settlement	Fund	December 31,	Fund	December 31,	Unrealized	Unrealized
Counterparty	Date	Receiving	2021	Delivering	2021	Appreciation	Depreciation
BNY Mellon	3/28/2022	AED	149,694	USD	149,756	$—	$(63)
BNY Mellon	3/28/2022	AUD	4,643,044	USD	4,485,192	157,852	—
BNY Mellon	3/28/2022	BRL	1,158,474	USD	1,135,397	23,077	—
BNY Mellon	3/28/2022	CHF	3,526,211	USD	3,504,819	21,392	—
BNY Mellon	3/28/2022	CLP	152,945	USD	154,987	—	(2,042)
BNY Mellon	3/28/2022	COP	45,921	USD	46,996	—	(1,075)
BNY Mellon	3/28/2022	CZK	7,064	USD	6,872	192	—
BNY Mellon	3/28/2022	GBP	182,890	USD	178,956	3,934	—
BNY Mellon	3/28/2022	HUF	14,042	USD	14,106	—	(64)
BNY Mellon	3/28/2022	IDR	380,708	USD	372,215	8,493	—
BNY Mellon	3/28/2022	ILS	1,684,169	USD	1,655,091	29,078	—
BNY Mellon	3/28/2022	INR	4,672,847	USD	4,620,073	52,774	—
BNY Mellon	3/28/2022	JPY	9,453,001	USD	9,648,167	—	(195,166)
BNY Mellon	3/28/2022	KRW	2,867,260	USD	2,888,861	—	(21,601)
BNY Mellon	3/28/2022	KWD	205,180	USD	204,958	221	—
BNY Mellon	3/28/2022	MXP	374,227	USD	355,949	18,278	—
BNY Mellon	3/28/2022	NZD	571,817	USD	563,389	8,427	—
BNY Mellon	3/28/2022	PHP	235,728	USD	239,200	—	(3,473)
BNY Mellon	3/28/2022	QAR	202,189	USD	201,983	206	—
BNY Mellon	3/28/2022	RUB	182,562	USD	183,771	—	(1,210)
BNY Mellon	3/28/2022	SAR	506,949	USD	507,062	—	(114)
BNY Mellon	3/28/2022	SGD	1,136,089	USD	1,116,564	19,525	—
BNY Mellon	3/28/2022	THB	802,161	USD	785,004	17,157	—
BNY Mellon	3/28/2022	TWD	5,397,498	USD	5,409,040	—	(11,542)
BNY Mellon	3/28/2022	USD	7,807,982	CAD	7,917,519	—	(109,537)
BNY Mellon	3/28/2022	USD	1,729,827	CNY	1,742,935	—	(13,108)
BNY Mellon	3/28/2022	USD	3,661,255	DKK	3,682,677	—	(21,422)
BNY Mellon	3/28/2022	USD	206,684	EUR	207,911	—	(1,227)
BNY Mellon	3/28/2022	USD	2,975,716	HKD	2,974,059	1,657	—
BNY Mellon	3/28/2022	USD	2,253,213	NOK	2,351,214	—	(98,001)
BNY Mellon	3/28/2022	USD	1,837,194	PLN	1,856,676	—	(19,482)
BNY Mellon	3/28/2022	USD	3,273,434	SEK	3,302,968	—	(29,534)
BNY Mellon	3/28/2022	USD	649,472	TRY	695,954	—	(46,482)
BNY Mellon	3/28/2022	ZAR	835,010	USD	821,790	13,220	—
Total						$375,483	$(575,143)

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	63

Segall Bryant & Hamill Global All Cap Fund	Statement of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS — 98.8%
Communication Services — 3.1%
Media & Entertainment — 3.1%
Alphabet, Inc. - Class C (a)	423	$1,223,989

Consumer Discretionary — 15.3%
Consumer Durables & Apparel — 5.5%
adidas A.G. (Germany)	2,127	612,285
Capri Holdings, Ltd. (a)	8,888	576,920
LVMH Moet Hennessy Louis Vuitton S.E. (France)	1,124	928,646
		2,117,851
Consumer Services — 2.6%
Compass Group PLC (United Kingdom) (a)	23,587	530,548
Darden Restaurants, Inc.	3,063	461,410
		991,958
Retailing — 7.2%
Amazon.com, Inc. (a)	273	910,275
Dollarama, Inc. (Canada)	10,017	501,511
Home Depot, Inc. (The)	1,888	783,539
O’Reilly Automotive, Inc. (a)	860	607,358
		2,802,683
Consumer Staples — 8.5%
Food & Staples Retailing — 1.7%
Costco Wholesale Corp	1,142	648,314

Food, Beverage & Tobacco — 6.8%
Asahi Group Holdings, Ltd. (Japan)	9,879	384,354
Diageo PLC (United Kingdom)	13,775	752,478
Hain Celestial Group, Inc. (The) (a)	11,184	476,550
Kerry Group PLC - Class A (Ireland)	3,625	467,548
Mondel z International, Inc. - Class A	8,315	551,368
		2,632,298
Energy — 2.2%
Energy — 2.2%
Chevron Corp	3,447	404,505
Suncor Energy, Inc. (Canada)	18,262	457,098
		861,603
Financials — 13.6%
Banks — 3.7%
JPMorgan Chase & Co	5,609	888,185
Western Alliance Bancorp	4,989	537,066
		1,425,251
Diversified Financials — 4.8%
IntegraFin Holdings PLC (United Kingdom) (b)	63,535	482,725
Partners Group Holding A.G. (Switzerland)	449	740,320
S&P Global, Inc.	1,325	625,307
		1,848,352
Insurance — 5.1%
Aon PLC - Class A (Ireland)	2,915	876,132
Globe Life, Inc.	7,227	677,314
Reinsurance Group of America, Inc.	3,981	435,880
		1,989,326
	Shares	Value
Health Care — 15.6%
Health Care Equipment & Services — 4.4%
Alcon, Inc. (Switzerland)	7,730	$673,437
UnitedHealth Group, Inc.	2,043	1,025,872
		1,699,309
Health Care Equipment & Supplies — 1.1%
Koninklijke Philips N.V. (Netherlands)	11,640	430,692

Pharmaceuticals, Biotechnology & Life Sciences — 10.1%
Bio-Techne Corp	1,661	859,302
Charles River Laboratories International, Inc. (a)	2,020	761,095
Eurofins Scientific, Inc. (Luxembourg)	4,022	498,150
Lonza Group A.G. (Switzerland)	1,068	888,132
Zoetis, Inc.	3,688	899,983
		3,906,662
Industrials — 10.5%
Capital Goods — 10.5%
AZEK Co., Inc. (The) - Class A (a)	10,166	470,076
Parker-Hannifin Corp	1,530	486,724
Quanta Services, Inc.	7,071	810,761
Raytheon Technologies Corp	5,638	485,206
Rockwell Automation, Inc.	1,524	531,647
Sandvik A.B. (Sweden)	21,015	585,137
Schneider Electric S.E. (France)	3,468	681,599
		4,051,150
Information Technology — 26.0%
Semiconductors & Semiconductor Equipment — 9.8%
ASML Holding N.V. (Netherlands)	961	769,561
Marvell Technology, Inc. (Bermuda)	14,308	1,251,807
Monolithic Power Systems, Inc.	1,637	807,581
NXP Semiconductors N.V. (Netherlands)	4,202	957,132
		3,786,081
Software & Services — 14.0%
Adobe, Inc. (a)	953	540,408
Capgemini S.E. (France)	2,786	682,600
Dassault Systemes S.A. (France)	16,676	989,360
Microsoft Corp	5,145	1,730,366
ServiceNow, Inc. (a)	986	640,023
Visa, Inc. - Class A	3,827	829,349
		5,412,106
Technology Hardware & Equipment — 2.2%
Keysight Technologies, Inc. (a)	4,224	872,298

See Notes to Financial Statements.
64	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Statement of Investments
December 31, 2021

	Shares	Value
Materials — 4.0%
Materials — 4.0%
Franco-Nevada Corp (Canada)	3,806	$526,332
Linde PLC (United Kingdom)	2,921	1,011,922
		1,538,254

Investments at Value — 98.8% (Cost $27,654,334)		$38,238,177

Other Assets in Excess of Liabilities — 1.2%		457,390

Net Assets — 100.0%		$38,695,567

(a)	Non-income producing security.

(b)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $482,725, which represents 1.2% of net assets as of December 31, 2021.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown
		% of Net
Country	Value	Assets
United States	$21,558,671	55.7%
France	3,282,205	8.5%
United Kingdom	2,777,673	7.2%
Switzerland	2,301,889	5.9%
Netherlands	2,157,385	5.6%
Canada	1,484,941	3.8%
Ireland	1,343,680	3.5%
Bermuda	1,251,807	3.2%
Germany	612,285	1.6%
Sweden	585,137	1.5%
Luxembourg	498,150	1.3%
Japan	384,354	1.0%
Total Investments	$38,238,177	98.8%
Other Assets in Excess of Liabilities	457,390	1.2%
Net Assets	$38,695,567	100.0%

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	65

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS — 96.3%
Communication Services — 9.2%
Media & Entertainment — 9.2%
Alphabet, Inc. - Class C (a)	512	$1,481,518
Live Nation Entertainment, Inc. (a)	5,871	702,700
Walt Disney Co. (The) (a)	3,425	530,498
		2,714,716
Consumer Discretionary — 13.4%
Consumer Durables & Apparel — 2.7%
NIKE, Inc. - Class B	2,786	464,343
Tapestry, Inc.	8,144	330,646
		794,989
Consumer Services — 4.1%
Chipotle Mexican Grill, Inc. (a)	217	379,370
Darden Restaurants, Inc.	2,663	401,154
Wendy’s Co (The)	18,116	432,067
		1,212,591
Retailing — 6.6%
Amazon.com, Inc. (a)	340	1,133,676
Dollar General Corp.	1,843	434,635
eBay, Inc.	5,957	396,140
		1,964,451
Consumer Staples — 4.7%
Food, Beverage & Tobacco — 3.1%
Hain Celestial Group, Inc. (The) (a)	11,365	484,263
Mondel z International, Inc. - Class A	6,306	418,151
		902,414
Household & Personal Products — 1.6%
Estee Lauder Cos., Inc. (The) - Class A	1,286	476,077

Energy — 1.4%
Energy — 1.4%
Chevron Corp	3,552	416,827

Financials — 11.4%
Banks — 3.3%
First Republic Bank	1,637	338,057
JPMorgan Chase & Co	4,109	650,660
		988,717
Diversified Financials — 4.7%
Blackstone, Inc.	4,486	580,443
MSCI, Inc.	833	510,371
State Street Corp	3,056	284,208
		1,375,022
Insurance — 3.4%
Arthur J Gallagher & Co	3,712	629,815
Reinsurance Group of America, Inc.	3,501	383,325
		1,013,140
Health Care — 16.0%
Health Care Equipment & Services — 7.2%
Alcon, Inc. (Switzerland)	4,817	419,657
McKesson Corp.	1,615	401,440
Stryker Corp	2,000	534,840
UnitedHealth Group, Inc.	1,520	763,253
		2,119,190
	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences — 8.8%
Bio-Techne Corp	1,073	$555,106
Danaher Corp.	2,615	860,361
Thermo Fisher Scientific, Inc.	823	549,138
Zoetis, Inc.	2,685	655,221
		2,619,826
Industrials — 9.0%
Capital Goods — 6.6%
Carrier Global Corp	9,901	537,030
Deere & Co.	979	335,690
Raytheon Technologies Corp	6,845	589,081
Rockwell Automation, Inc.	1,426	497,460
		1,959,261
Commercial & Professional Services — 2.4%
Jacobs Engineering Group, Inc.	2,531	352,391
Republic Services, Inc.	2,487	346,812
		699,203
Information Technology — 28.4%
Semiconductors & Semiconductor Equipment — 5.8%
Applied Materials, Inc.	4,206	661,856
NVIDIA Corp.	1,779	523,222
Texas Instruments, Inc.	2,887	544,113
		1,729,191
Software & Services — 19.8%
Adobe, Inc. (a)	1,037	588,041
Intuit, Inc.	974	626,496
Microsoft Corp	4,794	1,612,318
NCR Corp (a)	14,375	577,875
ServiceNow, Inc. (a)	1,076	698,442
Tyler Technologies, Inc. (a)	1,131	608,422
Visa, Inc. - Class A	3,559	771,271
Workday, Inc. - Class A (a)	1,323	361,417
		5,844,282
Technology Hardware & Equipment – 2.8%
Keysight Technologies, Inc. (a)	3,974	820,671

Materials — 1.2%
Materials — 1.2%
Eastman Chemical Co	2,829	342,054

See Notes to Financial Statements.
66	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
December 31, 2021

	Shares	Value
Real Estate — 1.6%
Real Estate — 1.6%
American Tower Corp	1,596	$466,830

Investments at Value — 96.3% (Cost $21,446,774)		$28,459,452

Other Assets in Excess of Liabilities — 3.7%		1,092,523

Net Assets — 100.0%		$29,551,975

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	67

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 82.0%
Finance — 3.4%
Banking — 3.4%
Bank of America Corp.	4.100%	07/24/23	$970,000	$1,019,635
JPMorgan Chase & Co. (Yield of U.S. Treasury Note, 2.25%, 03/26 + 53) (a)	0.697%	03/16/24	755,000	753,156
				1,772,791
Industrial — 64.1%
Automobile Manufacturing — 2.4%
General Motors Financial Co., Inc.	5.100%	01/17/24	850,000	911,405
Paccar Financial Corp.	0.800%	06/08/23	315,000	315,248
				1,226,653
Beverage / Bottling — 2.8%
Brown Forman Corp.	2.250%	01/15/23	513,000	518,515
Constellation Brands, Inc.	3.200%	02/15/23	900,000	919,302
				1,437,817
Building Products — 1.2%
Martin Marietta Materials, Inc.	4.250%	07/02/24	589,000	627,291

Chemicals — 3.0%
CF Industries, Inc.	3.450%	06/01/23	885,000	912,444
Eastman Chemical Co.	7.250%	01/15/24	575,000	639,504
				1,551,948
Construction Machinery — 3.6%
Brunswick Corp.	0.850%	08/18/24	500,000	492,854
Caterpillar Financial Services Corp.	0.650%	07/07/23	400,000	399,972
CNH Industrial Capital LLC	1.950%	07/02/23	945,000	957,295
				1,850,121
Consumer Products — 0.8%
Whirlpool Corp.	4.000%	03/01/24	400,000	423,867

Diversified Manufacturing — 3.3%
Amphenol Corp.	3.200%	04/01/24	930,000	966,792
Roper Technologies, Inc.	3.650%	09/15/23	700,000	728,674
				1,695,466
Electronics — 1.2%
Dell International LLC	5.450%	06/15/23	209,000	220,473
Qorvo, Inc., 144A (b)	1.750%	12/15/24	400,000	400,257
				620,730
Environmental — 1.9%
Republic Services, Inc.	2.500%	08/15/24	700,000	720,345
Waste Management, Inc.	3.500%	05/15/24	233,000	243,345
				963,690
Food Processors — 1.3%
Conagra Brands, Inc.	3.200%	01/25/23	690,000	703,085

Healthcare Facilities / Supplies — 2.9%
Baxter International, Inc., Series J	2.400%	08/15/22	496,000	500,985
HCA, Inc.	4.750%	05/01/23	981,000	1,027,471
				1,528,456
Home Builders — 2.0%
D.R. Horton, Inc.	2.500%	10/15/24	566,000	582,387
KB Home	7.625%	05/15/23	460,000	483,575
				1,065,962

See Notes to Financial Statements.
68	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Independent Energy — 2.6%
Apache Corp.	3.250%	04/15/22	$850,000	$848,937
Diamondback Energy, Inc.	2.875%	12/01/24	510,000	529,081
				1,378,018
Information / Data Technology — 5.5%
Fiserv, Inc.	3.800%	10/01/23	940,000	982,612
Moody’s Corp.	4.875%	02/15/24	764,000	816,256
PayPal Holdings, Inc.	1.350%	06/01/23	395,000	398,207
Salesforce.com, Inc.	0.625%	07/15/24	650,000	643,949
				2,841,024
Media — Non-Cable — 3.1%
Discovery Communications LLC	2.950%	03/20/23	885,000	905,139
Walt Disney Co. (The)	7.750%	01/20/24	615,000	696,346
				1,601,485
Midstream Energy — 4.1%
Enterprise Products Operating LLC	3.350%	03/15/23	300,000	306,975
Gulf South Pipeline Co. LP	4.000%	06/15/22	811,000	816,398
Williams Partners LP	3.900%	01/15/25	928,000	986,150
				2,109,523
Other Industrial — 1.6%
Quanta Services, Inc.	0.950%	10/01/24	825,000	816,048

Packaging — 3.3%
Avery Dennison Corp.	0.850%	08/15/24	740,000	729,170
Ball Corp.	4.000%	11/15/23	935,000	975,906
				1,705,076
Paper & Forest Products — 3.2%
Graphic Packaging International, Inc.	4.875%	11/15/22	659,000	670,533
Weyerhaeuser Co.	7.125%	07/15/23	725,000	789,689
Weyerhaeuser Co.	8.500%	01/15/25	160,000	192,644
				1,652,866
Pharmaceuticals — 1.5%
AstraZeneca Finance LLC	0.700%	05/28/24	800,000	793,629

Railroads — 1.3%
Kansas City Southern	3.000%	05/15/23	650,000	664,915

Refining — 0.9%
Phillips 66	0.900%	02/15/24	490,000	486,363

Retail Stores — 2.9%
AutoNation, Inc.	3.500%	11/15/24	500,000	524,338
QVC, Inc.	4.375%	03/15/23	960,000	988,800
				1,513,138
Supermarkets — 1.0%
Kroger Co. (The)	3.400%	04/15/22	241,000	241,176
Kroger Co. (The)	4.000%	02/01/24	270,000	284,000
				525,176
Transportation Services — 1.6%
CSX Transportation, Inc.	6.251%	01/15/23	68,678	72,131
Delta Air Lines Pass Thru Trust, Series 2019-1, Class AA	3.204%	10/25/25	733,000	757,853
Hawaiian Airlines, Inc., Series 2013-1, Class B	4.950%	07/15/23	29,083	29,087
				859,071

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	69

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Wireless Telecommunications — 3.5%
American Tower Corp.	3.500%	01/31/23	$975,000	$1,001,190
T-Mobile USA, Inc.	4.000%	04/15/22	800,000	804,608
				1,805,798
Wireline Telecommunications — 1.6%
AT&T, Inc.	9.150%	02/01/23	300,000	325,895
AT&T, Inc.	0.900%	03/25/24	530,000	527,606
				853,501
Utility — 14.5%
Electric — 11.6%
Arizona Public Service Co.	3.350%	06/15/24	665,000	692,240
Delmarva Power & Light Co.	3.500%	11/15/23	362,000	376,617
Evergy, Inc.	2.450%	09/15/24	800,000	820,470
Eversource Energy, Series F	2.800%	05/01/23	500,000	508,719
Georgia Power Co., Series 2020-A	2.100%	07/30/23	900,000	915,826
National Rural Utilities Cooperative Finance Corp.	2.400%	04/25/22	499,000	501,344
NextEra Energy Capital Holdings, Inc.	0.650%	03/01/23	1,000,000	997,976
Pacific Gas & Electric Co.	1.700%	11/15/23	595,000	596,537
PPL Electric Utilities Corp.	2.500%	09/01/22	190,000	191,506
Virginia Electric & Power Co., Series 2015-A	3.100%	05/15/25	390,000	408,149
				6,009,384
Midstream Energy — 1.9%
Kinder Morgan, Inc.	3.150%	01/15/23	956,000	976,182

Other Utility — 1.0%
American Water Capital Corp.	3.400%	03/01/25	500,000	528,428

Total Corporate Bonds (Cost $42,813,507)				42,587,502

MUNICIPAL BONDS — 5.9%
California — 0.3%
San Diego California Public Facilities Financing Authority Senior Water Revenue Refunding Bonds, Series 2020-B	1.231%	08/01/22	160,000	160,856

Georgia — 1.5%
Municipal Electric Authority of Georgia, Series 2021-B	0.926%	01/01/24	770,000	764,191

Maryland — 0.1%
Howard County, Maryland Refunding Consolidated Public Improvement Project and Refunding Bonds, Series 2020-C	1.224%	08/15/22	70,000	70,376

New Jersey — 0.2%
New Jersey Economic Development Authority Water Facilities, Series 2020-C	1.150%	06/01/23	125,000	126,169

Oklahoma — 0.9%
Oklahoma State Turnpike Authority, Series 2020-B	0.491%	01/01/22	465,000	465,000

Texas — 2.2%
Austin Texas Community College, Series 2020	0.662%	02/01/23	50,000	49,964
Central Texas Regional Mobility Authority, Series 2020-D	1.307%	01/01/22	100,000	100,000
Central Texas Regional Mobility Authority, Series 2021-E	0.496%	01/01/23	350,000	349,126
Central Texas Regional Mobility Authority, Series 2021-E	0.836%	01/01/24	325,000	323,053
Central Texas Regional Mobility Authority, Series 2020-C	1.345%	01/01/24	135,000	135,541
Fort Bend County Texas, Series 2020	5.000%	03/01/23	185,000	194,343
				1,152,027

See Notes to Financial Statements.
70	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Wisconsin — 0.7%
Public Finance Authority Air Cargo Group Revenue Bonds, Series 2021	1.484%	07/01/23	$350,000	$348,399

Total Municipal Bonds (Cost $3,093,372)				3,087,018

ASSET BACKED SECURITIES — 0.0% (c)
Verizon Owner Trust, Series 2018-A, Class A-1A (a) (Cost $61)	3.230%	04/20/23	61	61

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.7%
FHLMC Remic, Series K-021, Class A-2	2.396%	06/25/22	403,909	406,157
FHLMC Remic, Series K-029, Class A-2 (a)	3.320%	02/25/23	437,308	448,182
FNMA Remic Trust, Series 2012-M13, Class A-2	2.377%	05/25/22	5,169	5,195
Total Commercial Mortgage-Backed Securities (Cost $863,098)				859,534

U.S . GOVERNMENT & AGENCIES — 0.9%
FNMA (Cost $484,818)	0.310%	11/16/23	485,000	482,729

U.S . TREASURY BONDS & NOTES — 6.5%
United States Treasury	2.250%	04/15/22	300,000	301,790
United States Treasury	0.125%	07/15/23	1,000,000	992,773
United States Treasury	2.125%	11/30/23	1,000,000	1,026,836
United States Treasury	2.250%	01/31/24	1,000,000	1,030,703
Total U.S. Treasury Bonds & Notes (Cost $3,368,190)				3,352,102

Investments at Value — 97.0%
(Cost $50,623,046)				$50,368,946

Other Assets in Excess of Liabilities — 3.0%				1,581,845

Net Assets — 100.0%				$51,950,791

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of these securities is $400,257, which represents 0.8% of net assets as of December 31, 2021.

(c)	Percentage rounds to less than 0.1%.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	71

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 49.5%
Finance — 8.7%
Banking — 3.3%
Bank of America Corp., Series N (SOFR + 153) (a)	1.898%	07/23/31	$3,700,000	$3,541,179
Bank of America Corp., Series N (3MO LIBOR + 315) (a)	4.083%	03/20/51	3,000,000	3,608,480
Capital One Financial Corp.	3.200%	02/05/25	7,640,000	8,005,366
JPMorgan Chase & Co. (SOFR + 151) (a)	2.739%	10/15/30	7,830,000	8,045,195
Truist Financial Corp. (SOFR + 60.9) (a)	1.267%	03/02/27	4,300,000	4,218,762
Wells Fargo & Co. (3MO LIBOR + 131) (a)	3.584%	05/22/28	7,250,000	7,793,921
				35,212,903
Broker/Asset Managers/Exchanges — 1.4%
Cboe Global Markets, Inc.	3.650%	01/12/27	9,800,000	10,655,578
FMR LLC, 144A (b)	6.450%	11/15/39	2,575,000	3,728,767
				14,384,345
Life Insurance — 1.0%
Massachusetts Mutual Life Insurance Co., 144A (b)	3.729%	10/15/70	2,279,000	2,522,025
Northwestern Mutual Life Insurance Co. (The), 144A (b)	3.850%	09/30/47	6,775,000	7,637,050
				10,159,075
Mortgage Banking — 0.6%
Provident Funding Associates LP/PFG Finance Corp., 144A (b)	6.375%	06/15/25	6,295,000	6,405,162

Noncaptive Diversified Financial Companies — 0.7%
Aircastle, Ltd.	5.000%	04/01/23	3,000,000	3,131,462
Aviation Capital Group LLC, 144A (b)	3.875%	05/01/23	4,250,000	4,374,817
				7,506,279
Other Finance — 0.5%
IIP Operating Partnership LP, 144A (b)	5.500%	05/25/26	4,615,000	4,885,571

Real Estate Investment Trusts — 1.2%
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	6,175,000	6,460,594
Ventas Realty LP	3.500%	04/15/24	3,000,000	3,136,808
Ventas Realty LP	4.400%	01/15/29	2,955,000	3,353,585
				12,950,987
Industrial — 36.4%
Aerospace / Defense — 0.4%
Raytheon Technologies Corp.	3.150%	12/15/24	3,696,000	3,879,427

Automobile Manufacturing — 1.6%
Ford Motor Credit Co. LLC	4.063%	11/01/24	2,000,000	2,104,340
Ford Motor Credit Co. LLC	3.375%	11/13/25	5,500,000	5,714,060
General Motors Financial Co., Inc.	5.100%	01/17/24	2,300,000	2,466,155
General Motors Financial Co., Inc.	3.950%	04/13/24	4,425,000	4,656,126
Goodyear Tire & Rubber Co.	9.500%	05/31/25	1,500,000	1,621,485
Goodyear Tire & Rubber Co., 144A (b)	5.000%	07/15/29	500,000	537,100
				17,099,266
Beverage / Bottling — 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.900%	02/01/46	5,700,000	7,204,429
Fomento Economico Mexicano S A B de C V	2.875%	05/10/23	7,548,000	7,727,265
				14,931,694
Building Products — 1.6%
Allegion PLC	3.500%	10/01/29	4,028,000	4,280,934
Allegion US Holding Co., Inc.	3.550%	10/01/27	2,550,000	2,703,820
Masco Corp.	6.500%	08/15/32	6,205,000	8,205,229
Summit Materials LLC, 144A (b)	6.500%	03/15/27	1,450,000	1,504,375
				16,694,358

See Notes to Financial Statements.
72	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Chemicals — 0.4%
Compass Minerals International, Inc., 144A (b)	6.750%	12/01/27	$3,530,000	$3,737,670

Construction Machinery — 1.7%
CNH Industrial N.V.	4.500%	08/15/23	3,275,000	3,440,205
Deere & Co.	3.750%	04/15/50	1,590,000	1,877,978
H&E Equipment Services, Inc., 144A (b)	3.875%	12/15/28	5,550,000	5,508,375
John Deere Capital Corp.	1.750%	03/09/27	2,045,000	2,058,914
United Rentals North America	3.875%	02/15/31	5,295,000	5,374,425
				18,259,897
Consumer Products — 0.5%
Vista Outdoor, Inc., 144A (b)	4.500%	03/15/29	5,600,000	5,635,000

Diversified Manufacturing — 1.1%
BWX Technologies, Inc., 144A (b)	4.125%	06/30/28	4,169,000	4,231,535
nVent Finance SARL	2.750%	11/15/31	2,245,000	2,235,592
Vontier Corp., 144A (b)	2.400%	04/01/28	5,550,000	5,361,855
				11,828,982
Electronics — 2.3%
Amkor Technology, Inc., 144A (b)	6.625%	09/15/27	4,422,000	4,673,700
Analog Devices, Inc.	1.700%	10/01/28	4,180,000	4,167,055
Dell, Inc.	7.100%	04/15/28	4,492,000	5,627,727
QORVO, Inc., 144A (b)	1.750%	12/15/24	2,840,000	2,841,826
QORVO, Inc.	4.375%	10/15/29	775,000	822,469
QORVO, Inc., 144A (b)	3.375%	04/01/31	500,000	508,970
TSMC Arizona Corp.	2.500%	10/25/31	5,200,000	5,266,154
				23,907,901
Gaming — 0.5%
MGM Growth Properties Operating Partnership LP/MGP Finance Co.	5.625%	05/01/24	5,199,000	5,556,275

Healthcare Facilities / Supplies — 1.1%
HCA, Inc.	3.500%	09/01/30	2,500,000	2,642,187
Hologic, Inc., 144A (b)	4.625%	02/01/28	3,146,000	3,303,300
Teleflex, Inc.	4.625%	11/15/27	1,390,000	1,445,600
Teleflex, Inc., 144A (b)	4.250%	06/01/28	3,741,000	3,853,941
				11,245,028
Independent Energy — 3.5%
Apache Corp.	3.250%	04/15/22	9,041,000	9,029,699
Diamondback Energy, Inc.	3.500%	12/01/29	7,965,000	8,446,144
Occidental Petroleum Corp.	7.500%	05/01/31	6,085,000	8,005,578
PDC Energy, Inc.	5.750%	05/15/26	5,000,000	5,166,950
Range Resources Corp.	4.875%	05/15/25	6,400,000	6,608,000
				37,256,371
Information / Data Technology — 1.7%
Fiserv, Inc.	3.200%	07/01/26	7,475,000	7,903,488
Moody’s Corp.	4.875%	02/15/24	9,235,000	9,866,650
				17,770,138
Lease / Rent — 1.0%
SBA Tower Trust, Series 2019-1, Class 1C, 144A (b)	2.836%	01/15/50	10,000,000	10,261,515

Media - Cable — 2.6%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A (b)	5.000%	02/01/28	4,140,000	4,305,600
Comcast Corp.	2.350%	01/15/27	8,200,000	8,492,652
Cox Communications, Inc., 144A (b)	2.600%	06/15/31	5,325,000	5,318,955
Dish DBS Corp.	5.875%	07/15/22	4,044,000	4,109,715
Dish DBS Corp.	7.750%	07/01/26	2,050,000	2,162,750

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	73

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Media - Cable (continued)
Sirius XM Radio, Inc., 144A (b)	5.500%	07/01/29	$3,000,000	$3,232,500
				27,622,172
Media — Non-Cable — 1.4%
AMC Networks, Inc.	4.750%	08/01/25	3,965,000	4,049,256
Lamar Media Corp.	3.750%	02/15/28	2,400,000	2,406,000
Lamar Media Corp.	4.875%	01/15/29	1,700,000	1,774,375
Netflix, Inc.	4.875%	04/15/28	1,000,000	1,140,000
Netflix, Inc.	6.375%	05/15/29	1,000,000	1,242,500
Netflix, Inc., 144A (b)	4.875%	06/15/30	1,225,000	1,428,656
Walt Disney Co. (The)	4.625%	03/23/40	2,630,000	3,269,082
				15,309,869
Metals / Mining — 0.7%
Freeport-McMoran Copper & Gold, Inc.	3.875%	03/15/23	6,687,000	6,921,045

Midstream Energy — 2.5%
Boardwalk Pipelines LP	3.375%	02/01/23	3,295,000	3,354,158
Magellan Midstream Partners LP	5.000%	03/01/26	6,125,000	6,835,319
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	5,284,000	7,562,913
Transcontinental Gas Pipe Line Co. LLC	7.850%	02/01/26	4,315,000	5,267,030
Valero Energy Partners LP	4.375%	12/15/26	2,667,000	2,927,781
				25,947,201
Oil Field Services — 0.1%
Burlington Resources, Inc.	6.875%	02/15/26	1,000,000	1,195,348

Other Industrial — 0.8%
Quanta Services, Inc.	2.900%	10/01/30	8,000,000	8,135,497

Packaging — 1.4%
Ball Corp.	4.875%	03/15/26	4,500,000	4,956,750
Berry Global, Inc., 144A (b)	4.500%	02/15/26	1,418,000	1,439,625
Silgan Holdings, Inc.	4.750%	03/15/25	779,000	783,869
Silgan Holdings, Inc., 144A (b)	1.400%	04/01/26	3,000,000	2,926,680
Silgan Holdings, Inc.	4.125%	02/01/28	4,820,000	4,922,425
				15,029,349
Paper & Forest Products — 0.7%
Graphic Packaging International, Inc.	4.875%	11/15/22	1,601,000	1,629,017
West Fraser Timber Co., Ltd., 144A (b)	4.350%	10/15/24	5,425,000	5,798,140
				7,427,157
Railroads — 0.5%
Canadian Pacific Railway Co.	2.450%	12/02/31	2,000,000	2,039,159
Kansas City Southern	2.875%	11/15/29	3,293,000	3,410,111
				5,449,270
Retail Stores — 2.0%
Dollar General Corp.	3.500%	04/03/30	3,550,000	3,836,280
Group 1 Automotive, Inc., 144A (b)	4.000%	08/15/28	5,438,000	5,417,607
Hanesbrands, Inc., 144A (b)	4.625%	05/15/24	2,491,000	2,608,426
Hanesbrands, Inc., 144A (b)	4.875%	05/15/26	2,000,000	2,137,500
QVC, Inc.	4.850%	04/01/24	5,122,000	5,468,426
QVC, Inc.	4.750%	02/15/27	2,085,000	2,143,922
				21,612,161
Services — 1.6%
Block Financial LLC	3.875%	08/15/30	5,340,000	5,713,349
Rayonier LP	2.750%	05/17/31	6,000,000	5,986,097
Service Corp. International	4.625%	12/15/27	483,000	504,131

See Notes to Financial Statements.
74	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Services (continued)
Service Corp. International	5.125%	06/01/29	$4,575,000	$4,906,687
				17,110,264
Supermarkets — 0.5%
Alimentation Couche-Tard, Inc., 144A (b)	3.550%	07/26/27	4,660,000	4,992,355

Transportation Services — 1.5%
American Airlines, Inc., Series 2013-2, Class A (c)	4.950%	07/15/24	7,074,409	7,229,255
FedEx Corp.	3.900%	02/01/35	6,190,000	6,906,989
United Parcel Service, Inc.	5.200%	04/01/40	1,540,000	2,074,836
				16,211,080
Vehicle Parts — 0.5%
Meritor, Inc., 144A (b)	6.250%	06/01/25	4,887,000	5,094,697

Wireless Telecommunications — 0.4%
T-Mobile USA, Inc.	3.500%	04/15/31	3,670,000	3,818,195

Wireline Telecommunications — 0.4%
AT&T, Inc.	3.500%	06/01/41	1,275,000	1,310,373
AT&T, Inc., 144A (b)	3.550%	09/15/55	3,362,000	3,374,200
				4,684,573
Utility — 4.4%
Electric — 3.8%
Nevada Power Co.	6.750%	07/01/37	3,956,000	5,850,367
NRG Energy, Inc., 144A (b)	5.250%	06/15/29	5,575,000	5,972,971
Oncor Electric Delivery Co. LLC	5.750%	03/15/29	4,725,000	5,781,671
Pacific Gas & Electric Co.	1.700%	11/15/23	2,761,000	2,768,130
PG&E Corp.	5.000%	07/01/28	2,000,000	2,103,640
Pinnacle West Capital Corp.	1.300%	06/15/25	4,327,000	4,255,970
Tenaska Virginia Partners LP, 144A (b)	6.119%	03/30/24	52,483	54,839
Virginia Electric & Power Co., Series A	6.000%	05/15/37	5,581,000	7,630,018
Vistra Operations Co. LLC, 144A (b)	5.000%	07/31/27	5,100,000	5,292,882
				39,710,488
Natural Gas — Distributors — 0.6%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	5,932,000	6,413,500

Total Corporate Bonds (Cost $501,138,621)				522,252,065

MUNICIPAL BONDS — 10.0%
California — 3.0%
California Educational Facilities Authority, Series 2018-A	4.842%	10/01/48	3,635,000	4,014,952
California Municipal Finance Authority, Series 2021 (c)	3.637%	07/01/30	5,975,000	6,310,362
City of San Francisco California Public Utilities Commission Water Revenue, Series 2010-B	6.000%	11/01/40	7,750,000	10,448,235
San Diego County Regional Airport Authority, Series 2014-B	5.594%	07/01/43	3,215,000	3,541,539
University of California, Series 2013-AJ	4.601%	05/15/31	6,390,000	7,439,188
				31,754,276
Colorado — 0.4%
Denver Colorado Public Schools, Series 2013-B	4.242%	12/15/37	3,900,000	4,580,643

District of Columbia — 0.3%
District of Columbia Income Tax, Series 2009-E	5.591%	12/01/34	2,880,000	3,621,399

Maryland — 0.2%
Maryland State Economic Development Corp., Series 2021 (c)	3.997%	04/01/34	2,000,000	2,120,303

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	75

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Massachusetts — 0.7%
Commonwealth of Massachusetts, Series 2019-D	2.663%	09/01/39	$7,332,114	$7,477,704

New Hampshire — 0.6%
National Finance Authority, Series 2021	3.778%	01/01/36	6,000,000	6,325,961

New York — 0.8%
New York City Transitional Finance Authority, Series B SUB B-3	3.950%	08/01/32	7,665,000	8,461,640

Texas — 2.1%
Central Texas Regional Mobility Authority, Series 2020-D	3.593%	01/01/42	4,950,000	4,985,955
Dallas Area Rapid Transit, Series 2010-B	4.920%	12/01/41	6,110,000	8,109,925
North Texas Tollway Authority System, Series 2020-B	2.327%	01/01/33	4,920,000	4,893,643
Texas Transportation Commission Central Texas Turnpike System, Series 2020-B	1.980%	08/15/42	4,025,000	4,050,949
				22,040,472
Utah — 0.6%
Utah Transit Authority Sales Tax Revenue, Series 2020	2.774%	12/15/38	5,925,000	5,907,993

Virginia — 0.9%
Virginia Small Business Financing Authority, Series 2017 (a) (c) (d)	2.250%	07/01/50	9,000,000	9,020,738

Washington — 0.4%
Port of Seattle Washington, Series 2017-B	3.755%	05/01/36	1,925,000	2,097,561
State of Washington, Series 2010-D	5.481%	08/01/39	1,475,000	2,052,608
				4,150,169

Total Municipal Bonds (Cost $100,342,935)				105,461,298

ASSET BACKED SECURITIES — 2.4%
Bear Stearns, Series 2003-AC4, Class A (e)	5.500%	09/25/33	2,581,574	2,646,868
CWABS Asset-Backed Certificates Trust, Series 2005-1, Class AF-6 (a)	5.030%	07/25/35	114	114
Drive Auto Receivables Trust, Series 2020-1, Class B	2.080%	07/15/24	1,041,716	1,042,615
Drive Auto Receivables Trust, Series 2018-3, Class D	4.300%	09/16/24	2,073,565	2,099,669
DT Auto Owner Trust, Series 2019-3, Class C, 144A (b)	2.740%	04/15/25	1,966,934	1,980,982
GTP Acquisition Partners I LLC, Series 2015-1-2, Class A-15-2, 144A (b)	3.482%	06/16/25	10,800,000	11,226,351
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF-6 (a) (e)	4.781%	08/25/35	433,841	447,633
Santander Drive Auto Receivables Trust, Series 2019-2, Class C	2.900%	10/15/24	503,157	505,509
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1, Class A, 144A (b)	2.910%	03/20/34	506,106	506,442
Verizon Master Trust, Series 2021-2	0.990%	04/20/28	4,765,000	4,741,122
Total Asset Backed Securities (Cost $24,810,380)				25,197,305

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
American Home Mortgage Investment Trust, Series 2004-4, Class VI-A-1 (a) (e)	6.000%	02/25/45	1,418,307	1,461,964
Banc of America Funding Trust, Series 2005-4, Class 1-A-4	5.500%	08/25/35	46,996	48,052
Banc of America Funding Trust, Series 2005-4, Class 2-A-4	5.500%	08/25/35	74,143	75,098
CWHL Mortgage Pass-Through Trust, Series 2004-HYB2, Class 5-A (a)	2.184%	07/20/34	812,246	821,987
GSR Mortgage Loan Trust, Series 2005-3F, Class 2A-3	6.000%	03/25/35	712,254	662,297
PHMC Trust, Series 2007-2, Class A-2 (a)	5.389%	05/18/37	290,918	295,157
Total Residential Mortgage-Backed Securities (Cost $3,415,505)				3,364,555

MORTGAGE-BACKED SECURITIES PASSTHROUGH — 20.8%
Fannie Mae Pool — 8.4%
Pool #AC8938	4.500%	01/01/25	657,952	685,247
Pool #AD4268	4.500%	03/01/25	499,764	525,559

See Notes to Financial Statements.
76	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Fannie Mae Pool (continued)
Pool #725705	5.000%	08/01/34	$86,176	$97,302
Pool #735288	5.000%	03/01/35	461,351	520,610
Pool #MA2354, Series 2015	3.500%	08/01/35	4,463,996	4,774,263
Pool #735897	5.500%	10/01/35	346,527	393,569
Pool #745275	5.000%	02/01/36	452,161	511,204
Pool #MA4361	2.500%	05/01/36	9,511,680	9,870,315
Pool #888016	5.500%	05/01/36	569,675	648,951
Pool #MA4418	2.000%	09/01/36	5,567,233	5,704,762
Pool #MA4442	2.000%	10/01/36	5,512,504	5,648,681
Pool #190377	5.000%	11/01/36	441,623	498,791
Pool #888405	5.000%	12/01/36	88,742	100,297
Pool #889108	6.000%	02/01/38	313,817	363,092
Pool #889579	6.000%	05/01/38	527,286	611,558
Pool #995838	5.500%	05/01/39	392,871	449,750
Pool #AL3287, Series 2013	4.500%	09/01/41	1,635,148	1,807,089
Pool #AL0933, Series 2011	5.000%	10/01/41	463,457	525,093
Pool #MA1700, Series 2013	4.500%	12/01/43	1,153,940	1,266,994
Pool #MA1971	4.500%	06/01/44	189,262	208,753
Pool #MA2005	4.500%	08/01/44	371,385	407,526
Pool #CA5960	2.500%	06/01/50	10,118,230	10,375,210
Pool #MA4048	3.000%	06/01/50	6,787,482	7,038,124
Pool #MA4097	3.000%	08/01/50	6,742,907	6,989,371
Pool #MA4121	3.000%	09/01/50	5,137,732	5,324,183
Pool #MA4182	2.000%	11/01/50	9,429,962	9,409,281
Pool #MA4305	2.000%	04/01/51	9,376,896	9,356,331
Pool #MA4379	2.500%	07/01/51	3,874,014	3,956,184
				88,068,090
Freddie Mac Gold Pool — 0.4%
Pool #G08061	5.500%	06/01/35	44,514	50,796
Pool #G08079	5.000%	09/01/35	368,624	417,293
Pool #G01960	5.000%	12/01/35	125,798	142,267
Pool #A42128	5.500%	01/01/36	198,377	226,373
Pool #G02064	5.000%	02/01/36	231,123	261,354
Pool #G05200	5.000%	05/01/36	735,000	830,896
Pool #G02252	5.500%	07/01/36	425,952	485,806
Pool #G02386	6.000%	11/01/36	284,631	329,477
Pool #G03189	6.500%	09/01/37	533,211	606,493
Pool #G08607	4.500%	09/01/44	705,031	774,575
				4,125,330
Freddie Mac Non-Gold Pool — 6.1%
Pool #781958 (H15T1Y + 225)	2.366%	09/01/34	46,622	49,376
Pool #SB0442	2.500%	10/01/35	2,619,641	2,728,465
Pool #SB8116	2.500%	07/01/36	21,353,839	22,208,985
Pool #SB8115	2.000%	08/01/36	17,253,000	17,679,207
Pool #SD8092	3.000%	09/01/50	8,664,027	9,006,968
Pool #SD8151	2.500%	06/01/51	12,588,302	12,855,306
				64,528,307
Ginnie Mae I Pool — 0.0% (f)
Pool #550656X	5.000%	09/15/35	70,720	79,567

Ginnie Mae II Pool — 5.9%
Pool #004496M	5.000%	07/20/39	324,394	366,250
Pool #MA7473M	3.000%	07/20/51	6,949,557	7,199,416
Pool #MA7590M	3.000%	09/20/51	10,073,140	10,448,297

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	77

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Ginnie Mae II Pool (continued)
Pool #MA7649M	2.500%	10/20/51	$18,040,103	$18,497,137
Pool #MA7768M	3.000%	12/20/51	14,910,000	15,492,471
Pool #MA7769M	3.500%	12/20/51	10,000,000	10,489,525
				62,493,096

Total Mortgage-Backed Securities Passthrough (Cost $219,976,814)				219,294,390

U.S. TREASURY BONDS & NOTES — 15.3%
United States Treasury	0.250%	05/31/25	235,000	228,593
United States Treasury	2.250%	11/15/25	29,915,000	31,158,342
United States Treasury	2.375%	05/15/27	3,725,000	3,931,330
United States Treasury	1.125%	02/29/28	14,795,000	14,580,010
United States Treasury	2.625%	02/15/29	3,240,000	3,502,617
United States Treasury	0.875%	11/15/30	11,825,000	11,242,526
United States Treasury	3.125%	11/15/41	16,425,000	19,737,589
United States Treasury	1.125%	05/15/40	2,035,000	1,783,646
United States Treasury	3.750%	08/15/41	4,500,000	5,877,246
United States Treasury	2.875%	05/15/43	14,805,000	17,203,873
United States Treasury	2.500%	02/15/45	25,675,000	28,235,480
United States Treasury	3.000%	02/15/48	1,750,000	2,135,957
United States Treasury	3.000%	02/15/49	120,000	147,534
United States Treasury	1.250%	05/15/50	10,160,000	8,627,666
United States Treasury	1.625%	11/15/50	14,000,000	13,043,516
Total U.S. Treasury Bonds & Notes (Cost $150,480,368)				161,435,925

Investments at Value — 98.3%
(Cost $1,000,164,623)				$1,037,005,538

Other Assets in Excess of Liabilities — 1.7%				18,131,754

Net Assets — 100.0%				$1,055,137,292

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of these securities is $154,621,962, which represents 14.7% of net assets as of December 31, 2021.

(c)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $24,680,658, which represents 2.3% of net assets as of December 31, 2021.

(d)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(e)	Step coupon. Rate shown is the coupon in effect as of December 31, 2021.

(f)	Percentage rounds to less than 0.1%.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
78	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 96.4%
Finance — 8.4%
Mortgage Banking — 1.9%
Provident Funding Associates LP/PFG Finance Corp., 144A (a)	6.375%	06/15/25	$1,973,000	$2,007,528

Noncaptive Diversified Financial Companies — 1.1%
Aircastle, Ltd., 144A (a)	5.250%	08/11/25	1,000,000	1,099,605

Other Finance — 3.6%
IIP Operating Partnership LP	5.500%	05/25/26	1,950,000	2,064,326
Outfront Media Capital LLC, 144A (a)	4.250%	01/15/29	1,610,000	1,612,930
				3,677,256
Real Estate Investment Trusts — 1.8%
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	1,750,000	1,830,938

Industrial — 84.0%
Aerospace / Defense — 1.8%
Hexcel Corp.	4.200%	02/15/27	1,725,000	1,852,138

Automobile Manufacturing — 4.6%
Ford Motor Co.	7.400%	11/01/46	1,000,000	1,377,586
Ford Motor Credit Co. LLC	5.584%	03/18/24	405,000	436,387
General Motors Co.	6.800%	10/01/27	850,000	1,043,315
Goodyear Tire & Rubber Co.	4.875%	03/15/27	1,725,000	1,826,344
				4,683,632
Building Products — 1.8%
Summit Materials LLC, 144A (a)	6.500%	03/15/27	525,000	544,688
Summit Materials LLC, 144A (a)	5.250%	01/15/29	1,239,000	1,297,729
				1,842,417
Chemicals — 6.2%
Axalta Coating Systems LLC, 144A (a)	4.750%	06/15/27	520,000	542,100
Axalta Coating Systems LLC, 144A (a)	3.375%	02/15/29	1,000,000	967,500
CF Industries, Inc.	3.450%	06/01/23	875,000	902,134
Compass Minerals International, Inc., 144A (a)	4.875%	07/15/24	1,200,000	1,227,000
Compass Minerals International, Inc., 144A (a)	6.750%	12/01/27	1,126,000	1,192,243
Olin Corp.	5.125%	09/15/27	806,000	827,158
Olin Corp.	5.000%	02/01/30	675,000	708,750
				6,366,885
Construction Machinery — 3.0%
H&E Equipment Services, Inc., 144A (a)	3.875%	12/15/28	1,461,000	1,450,042
United Rentals North America, Inc.	4.875%	01/15/28	1,505,000	1,581,567
				3,031,609
Consumer Products — 3.8%
Central Garden & Pet Co.	4.125%	10/15/30	700,000	706,125
Scotts Miracle-Gro Co.	4.500%	10/15/29	500,000	521,250
Scotts Miracle-Gro Co., 144A (a)	4.000%	04/01/31	875,000	864,063
Vista Outdoor, Inc., 144A (a)	4.500%	03/15/29	1,765,000	1,776,031
				3,867,469
Diversified Manufacturing — 1.7%
BWX Technologies, Inc., 144A (a)	4.125%	06/30/28	1,702,000	1,727,530

Electronics — 5.8%
Amkor Technology, Inc., 144A (a)	6.625%	09/15/27	1,670,000	1,765,056
ATS Automation Tooling Systems, Inc., 144A (a)	4.125%	12/15/28	1,665,000	1,677,487
Dell, Inc.	7.100%	04/15/28	655,000	820,606

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	79

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Electronics (continued)
QORVO, Inc.	4.375%	10/15/29	$1,282,000	$1,360,523
Sensata Technologies, Inc., 144A (a)	3.750%	02/15/31	250,000	249,113
				5,872,785
Environmental — 0.9%
Clean Harbors, Inc., 144A (a)	5.125%	07/15/29	910,000	964,600

Food Processors — 0.7%
Kraft Heinz Foods Co.	6.875%	01/26/39	466,000	684,895

Gaming — 1.8%
MGM Growth Properties Operating Partnership LP	4.500%	01/15/28	1,671,000	1,804,680

Healthcare Facilities / Supplies — 2.3%
Hologic, Inc., 144A (a)	3.250%	02/15/29	1,500,000	1,500,000
Teleflex, Inc.	4.625%	11/15/27	825,000	858,000
				2,358,000
Home Builders — 1.8%
KB Home	6.875%	06/15/27	1,560,000	1,829,100

Independent Energy — 11.4%
Apache Corp.	4.250%	01/15/30	575,000	623,990
Apache Corp.	5.100%	09/01/40	1,345,000	1,519,850
Diamondback Energy, Inc.	3.500%	12/01/29	1,411,000	1,496,235
Occidental Petroleum Corp.	3.500%	08/15/29	1,000,000	1,027,300
Occidental Petroleum Corp.	7.875%	09/15/31	1,150,000	1,535,250
PDC Energy, Inc.	6.125%	09/15/24	146,000	147,825
PDC Energy, Inc.	5.750%	05/15/26	2,712,000	2,802,554
Range Resources Corp.	4.875%	05/15/25	2,000,000	2,065,000
Range Resources Corp.	9.250%	02/01/26	400,000	431,117
				11,649,121
Information / Data Technology — 2.1%
CDK Global, Inc.	5.000%	10/15/24	500,000	545,250
Nielsen Co. (Luxembourg) SARL (The), 144A (a)	5.000%	02/01/25	750,000	761,962
Nielsen Finance LLC, 144A (a)	4.500%	07/15/29	900,000	885,366
				2,192,578
Leisure / Entertainment — 2.0%
Cedar Fair LP	5.375%	04/15/27	937,000	960,425
Cedar Fair LP	5.250%	07/15/29	1,100,000	1,127,500
				2,087,925
Media — Cable — 6.4%
DIRECTV Financing LLC, 144A (a)	5.875%	08/15/27	1,422,000	1,455,716
DISH DBS Corp.	5.875%	07/15/22	1,270,000	1,290,637
DISH DBS Corp.	7.750%	07/01/26	802,000	846,110
Nexstar Broadcasting, Inc., 144A (a)	5.625%	07/15/27	1,385,000	1,459,956
Sirius XM Radio, Inc., 144A (a)	5.500%	07/01/29	1,350,000	1,454,625
				6,507,044
Media — Non-Cable — 5.0%
AMC Networks, Inc.	4.750%	08/01/25	1,597,000	1,630,936
Lamar Media Corp.	3.750%	02/15/28	1,275,000	1,278,187
Lamar Media Corp.	4.875%	01/15/29	815,000	850,656
Netflix, Inc.	5.875%	11/15/28	745,000	895,862
Netflix, Inc., 144A (a)	4.875%	06/15/30	150,000	174,937
Nexstar Broadcasting, Inc., 144A (a)	4.750%	11/01/28	225,000	229,219
				5,059,797

See Notes to Financial Statements.
80	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Metals / Mining — 2.7%
FMG Resources August 2006 Pty., Ltd., 144A (a)	5.125%	05/15/24	$500,000	$530,000
FMG Resources August 2006 Pty., Ltd., 144A (a)	4.500%	09/15/27	800,000	852,000
Freeport-McMoran, Inc.	5.400%	11/14/34	1,172,000	1,426,910
				2,808,910
Natural Gas — Distributors — 2.1%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	1,945,000	2,102,876

Packaging — 1.3%
Berry Global, Inc., 144A (a)	4.500%	02/15/26	296,000	300,514
Silgan Holdings, Inc.	4.750%	03/15/25	751,000	755,694
Silgan Holdings, Inc.	4.125%	02/01/28	275,000	280,844
				1,337,052
Paper & Forest Products — 0.8%
West Fraser Timber Co., Ltd., 144A (a)	4.350%	10/15/24	770,000	822,962

Restaurants — 0.5%
Papa Johns International, Inc., 144A (a)	3.875%	09/15/29	520,000	517,400

Retail Stores — 4.3%
Group 1 Automotive, Inc., 144A (a)	4.000%	08/15/28	1,164,000	1,159,635
Hanesbrands, Inc., 144A (a)	4.625%	05/15/24	1,025,000	1,073,318
Hanesbrands, Inc., 144A (a)	4.875%	05/15/26	250,000	267,187
QVC, Inc.	4.850%	04/01/24	825,000	880,799
QVC, Inc.	4.750%	02/15/27	970,000	997,412
				4,378,351
Services — 1.1%
Service Corp. International	4.625%	12/15/27	836,000	872,575
TopBuild Corp., 144A (a)	3.625%	03/15/29	227,000	228,703
				1,101,278
Theater Entertainment — 1.2%
Cinemark USA, Inc., 144A (a)	5.875%	03/15/26	1,180,000	1,194,750

Transportation Services — 1.5%
XPO Logistics, Inc.	6.700%	05/01/34	1,242,000	1,525,139

Vehicle Parts — 2.9%
Allison Transmission, Inc., 144A (a)	4.750%	10/01/27	1,300,000	1,353,950
Meritor, Inc., 144A (a)	6.250%	06/01/25	1,537,000	1,602,322
				2,956,272
Wireless Telecommunications — 2.5%
Lumen Technologies, Inc., Series W	6.750%	12/01/23	713,000	770,040
Lumen Technologies, Inc.	7.995%	06/01/36	559,000	626,080
T-Mobile USA, Inc.	4.750%	02/01/28	1,142,000	1,201,955
				2,598,075

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	81

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Utility — 4.0%
Electric — 4.0%
NRG Energy, Inc., 144A (a)	3.625%	02/15/31	$1,302,000	$1,269,450
PG&E Corp.	5.000%	07/01/28	1,000,000	1,051,820
Vistra Operations Co. LLC, 144A (a)	5.000%	07/31/27	1,650,000	1,712,403
				4,033,673
Investments at Value — 96.4%
(Cost $96,143,949)				$98,374,270

Other Assets in Excess of Liabilities — 3.6%				3,631,882

Net Assets — 100.0%				$102,006,152

(a) Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of these securities is $41,771,620, which represents 41.0% of net assets as of December 31, 2021.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
82	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 92.1%
Certificate Participation — 0.6%
Lease / Rent — 0.6%
Monterey County California Public Facilities Financing COP, Series 2015 (a)	4.000%	09/01/45	$185,000	$203,805
Public Water Supply of District No. 1 of Lincoln County COP, Series 2019 (a)	4.000%	07/01/38	500,000	562,936
San Francisco California City & County COP, Series 2017-B	4.000%	04/01/37	425,000	474,273
Washington State State & Local Agency Real & Personal Property COP, Series 2018-C (a)	5.000%	07/01/43	475,000	580,661
				1,821,675
General Obligation — 17.2%
Local — 17.2%
Alisal California Union School District, Series A	5.250%	08/01/47	570,000	704,479
Bauer Landing Water Control and Improvement District, Series 2017	3.875%	03/01/45	1,050,000	1,051,529
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.375%	12/01/33	50,000	53,280
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.625%	12/01/38	70,000	74,592
Central Platte Valley Metropolitan District, Series 2013-A (a)	6.000%	12/01/38	1,450,000	1,552,420
Central Platte Valley Metropolitan District, Series 2014 (a)	5.000%	12/01/43	3,975,000	4,158,649
Chambers County Texas Improvement District No. 1, Series 2020	2.000%	09/01/27	1,450,000	1,498,667
Chambers County Texas Improvement District No. 1, Series 2020	2.000%	09/01/28	1,450,000	1,492,793
Chambers County Texas Improvement District No. 1, Series 2020	2.000%	09/01/29	1,455,000	1,486,984
City of New York (The) New York, Series 2018 E-1	5.250%	03/01/35	660,000	825,654
City of New York (The) New York, Series 2014 I-1	4.000%	03/01/39	300,000	322,321
City of New York (The) New York, Series 2021-C	4.000%	08/01/40	4,000,000	4,728,788
City of Romulus Michigan, Series B	5.000%	11/01/42	400,000	458,463
East Whittier California City School District, Series C	4.000%	08/01/47	1,835,000	2,062,903
El Paso County Texas Hospital District, Series 2013	5.000%	08/15/30	200,000	213,331
El Paso County Texas Hospital District, Series 2013	5.000%	08/15/39	450,000	480,356
El Paso County Texas Hospital District, Series 2013	5.000%	08/15/43	2,255,000	2,407,568
Fort Bend County Texas Levee District No. 6, Series 2019 (a)	3.000%	09/01/33	320,000	338,268
Fort Bend County Texas Municipal Utility District No. 128, Series 2014 (a)	3.650%	09/01/29	205,000	207,722
Fort Bend County Texas Municipal Utility District No. 25, Series 2019 (a)	3.000%	10/01/34	895,000	929,630
Fort Bend County Texas Municipal Utility District No. 58, Series 2021	3.000%	04/01/33	800,000	870,271
Fort Bend County Texas Municipal Utility District No. 58, Series 2021	3.000%	04/01/34	695,000	754,895
Harris County Texas Municipal Utility District No. 166, Series 2019 (a)	3.000%	09/01/29	250,000	261,726
Harris County Texas Municipal Utility District No. 368, Series 2017	4.000%	09/01/30	500,000	544,264
Hays County Water Control & Improvement District No. 2, Series 2013 (a)	4.600%	09/01/33	390,000	414,668
High Plains Metropolitan District City of Aurora Arapahoe County Colorado, NATL, Series 2017 (a) (b)	5.000%	12/01/35	295,000	355,107
Kaufman County Texas Municipal Utility District No. 5, Series 2021	3.000%	03/01/34	555,000	578,924
Kaufman County Texas Municipal Utility District No. 5, Series 2021	3.000%	03/01/35	450,000	468,546
Kings Manor Texas Municipal Utility District, Series 2019 (a)	3.000%	09/01/31	540,000	552,934
Kings Manor Texas Municipal Utility District, Series 2019 (a)	3.000%	09/01/32	250,000	255,452
Las Vegas Nevada City Hall, Series 2015-C (a)	4.000%	09/01/38	855,000	947,255
Marin California Healthcare District Election 2013, Series 2017-A (a)	4.000%	08/01/47	600,000	680,192
Natomas Unified School District California, Series 2020-A	4.000%	08/01/49	3,000,000	3,372,040
Pilot Knob Texas Municipal Utility District No. 3, Series 2021	3.000%	02/15/34	450,000	476,150
Pilot Knob Texas Municipal Utility District No. 3, Series 2021	3.000%	02/15/35	465,000	490,227
Pilot Knob Texas Municipal Utility District No. 3, Series 2021	3.000%	02/15/36	485,000	509,283
Pilot Knob Texas Municipal Utility District No. 3, Series 2021	3.000%	02/15/37	505,000	528,288
Pilot Point Texas, Series 2016	4.000%	08/15/46	500,000	563,877
Riverview Metropolitan District Colorado, Series 2021	5.000%	12/01/41	550,000	593,444
Riverview Metropolitan District Colorado, Series 2021	5.000%	12/01/51	500,000	534,185
Sonterra Texas Municipal Utility District, Series 2020 (a)	4.000%	08/15/39	890,000	945,508
Southern York County Pennsylvania School District, Series 2019	4.000%	09/01/47	500,000	538,554
Sunfield Municipal Utility District No. 3, Series 2021	3.000%	09/01/34	510,000	535,112
Sunfield Municipal Utility District No. 3, Series 2021	3.000%	09/01/35	525,000	549,642

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	83

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Local (continued)
Sunfield Municipal Utility District No. 3, Series 2021	3.000%	09/01/36	$540,000	$563,018
Sunfield Municipal Utility District No. 3, Series 2021	3.000%	09/01/37	550,000	572,211
Traditions Metropolitan District No. 2 Arapahoe County Colorado, Series 2016 (a)	4.250%	12/01/46	100,000	112,315
Travis County Texas Municipal Utility District No. 21, Series 2016 (a)	3.000%	09/01/27	100,000	108,499
Travis County Texas Municipal Utility District No. 21, Series 2016 (a)	3.500%	09/01/33	215,000	227,755
Viridian Municipal Management District, Series 2020	4.000%	12/01/35	770,000	878,673
Viridian Municipal Management District, Series 2020	4.000%	12/01/36	535,000	608,211
Viridian Municipal Management District, Series 2020	4.000%	12/01/36	805,000	915,159
West Harris County Texas Municipal District No. 5, Series 2015 (a)	3.375%	09/01/27	105,000	108,103
Winton Woods City Ohio School District, Series 2017-A (a)	4.000%	11/01/53	1,950,000	1,965,734
				47,428,619
Local Authority — 12.5%
Education — 2.1%
Administrators of the Tulane Educational Fund, Series 2013-C (a)	5.000%	10/01/47	170,000	174,498
Public Finance Authority Taxable Educational Facilities Wisconsin, Series 2021-A (c)	5.625%	06/01/50	5,750,000	5,718,987
				5,893,485
Health Care — 2.7%
California Municipal Finance Authority, Series 2021 (c)	3.637%	07/01/30	6,975,000	7,366,489

Healthcare — 0.2%
Denver Health & Hospital Authority, Series B (a)	4.900%	12/01/24	410,000	426,156

Lease / Rent — 1.2%
Maryland State Economic Development Corp., Series 2021 (c)	3.997%	04/01/34	3,000,000	3,180,454

Public Services — 0.4%
Port of Greater Cincinnati Ohio Development Authority, Series 2020 (c)	5.250%	12/01/35	1,000,000	1,041,800

Transportation — 5.5%
Port Authority of New York & New Jersey, Series 182	5.310%	08/01/46	1,040,000	1,138,257
Public Finance Authority Wisconsin Air Cargo, Series 2021	2.312%	07/01/25	675,000	667,165
Public Finance Authority Wisconsin Air Cargo, Series 2021	2.012%	07/01/25	1,085,000	1,070,922
San Diego County Regional Airport Authority, Series 2014-B	5.594%	07/01/43	11,265,000	12,409,155
				15,285,499
Utilities — 0.4%
Warm Springs Reservation of Oregon Confederated Tribes, Series 2019-A (c)	2.800%	11/01/22	500,000	506,793
Warm Springs Reservation of Oregon Confederated Tribes, Series 2019-A (c)	2.950%	11/01/23	480,000	492,131
Warm Springs Reservation of Oregon Confederated Tribes, Series 2019-A (c)	3.050%	11/01/24	200,000	206,586
				1,205,510
Prerefunded — 0.3%
Education — 0.1%
Harris County Cultural Education Facilities Finance Corp., Series 2012-A (a)	5.000%	11/15/37	280,000	291,547

Healthcare — 0.2%
Illinois Finance Authority, Series 2012-A (a)	4.250%	05/15/41	375,000	380,611
Illinois Finance Authority, Series 2012 (a)	4.000%	06/01/47	35,000	35,547
Washington State Health Care Facilities Authority, Series 2013A-1 (a)	5.250%	01/01/40	95,000	99,671
				515,829
Revenue — 55.2%
Education — 1.9%
Harris County Cultural Education Facilities Finance Corp., Series 2016 (a)	4.000%	11/15/30	300,000	334,239
Massachusetts State Development Finance Agency, Series 2012 (a)	4.000%	09/01/49	1,100,000	1,123,457
Miami-Dade County Educational Facilities Authority, Series 2015-A (a)	5.000%	04/01/31	20,000	22,627
Ohio State University General Receipts Special Purpose, Series 2013-A (a)	4.000%	06/01/43	900,000	939,172

See Notes to Financial Statements.
84	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Education (continued)
University of Washington, Series 2012-C	3.125%	07/01/42	$555,000	$565,783
Washington Higher Education Facilities Authority, Series 2017	4.000%	01/01/37	500,000	552,647
Washington Higher Education Facilities Authority, Series 2013-A (a)	5.250%	04/01/43	175,000	184,369
Wisconsin Health and Educational Facilities, Series 2016	5.000%	10/01/41	1,340,000	1,572,206
				5,294,500
Healthcare — 6.3%
City of Lakeland Florida, Series 2016 (a)	5.000%	11/15/29	50,000	59,309
City of Lakeland Florida, Series 2015 (a)	5.000%	11/15/45	100,000	111,540
Colorado Health Facilities Authority, Series 2008-D-2	5.000%	01/01/22	60,000	60,000
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	01/01/23	50,000	50,171
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	01/01/25	210,000	210,683
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/40	850,000	960,106
Greenville Health Hospital System, Series 2014-B	4.000%	05/01/44	990,000	1,055,468
Illinois Finance Authority, Series 2015-A (a)	5.000%	11/15/34	130,000	147,440
Illinois Finance Authority, Series 2016-A (a)	5.000%	02/15/45	100,000	115,544
Knox County Tennessee Health Educational and Housing Facility, Series 2016-A	5.000%	01/01/47	875,000	1,029,481
Metropolitan Government of Nashville & Davidson County Tennessee Health & Educational Facilities, Series 2016-A	5.000%	07/01/46	4,900,000	5,740,211
Metropolitan Government of Nashville & Davidson County Tennessee Health & Educational Facilities, Series 2017-A	5.000%	07/01/48	1,120,000	1,340,739
Michigan Finance Authority Hospital Revenue, Series 2016	4.000%	11/15/46	3,635,000	4,034,615
Virginia Commonwealth University Health System, Series B	5.000%	07/01/46	1,975,000	2,381,000
				17,296,307
Industrial Development — 2.1%
Bartow County Georgia Development Authority Pollution Control, Series First 1997	1.800%	09/01/29	3,900,000	3,912,404
Burke County Georgia Development Authority Pollution Control, Series Fifth 1995	2.200%	10/01/32	1,900,000	1,905,832
				5,818,236
Lease / Rent — 1.7%
Hamilton Ohio Community Authority, Series 2019-A (a)	4.000%	10/15/46	990,000	1,085,852
San Antonio Texas Public Facilities Corp., Series 2012	4.000%	09/15/42	480,000	489,499
San Mateo County California Joint Powers Financing Authority, Series 2018-A (a)	4.000%	07/15/52	1,480,000	1,715,389
Silver Creek Indiana School Building Corp., Series 2021	4.000%	01/15/32	365,000	443,796
Silver Creek Indiana School Building Corp., Series 2021	3.000%	01/15/34	800,000	898,441
				4,632,977
Other — 0.0% (d)
Colorado Education & Cultural Facilities Authority, Series B (a)	4.000%	12/01/38	50,000	52,871

Public Services — 6.0%
City of Litchfield Park Arizona, Series 2021	4.000%	07/01/36	500,000	559,625
City of Litchfield Park Arizona, Series 2021	4.000%	07/01/41	775,000	862,394
Lee County Florida Tourist Development, Series 2013	4.000%	10/01/38	1,950,000	2,062,277
Lee County Florida Tourist Development, Series 2013	4.000%	10/01/43	1,040,000	1,094,595
New York City Transitional Finance Authority, Series 2017-F-1	5.000%	05/01/42	2,415,000	2,899,559
New York City Transitional Finance Authority, Series 2016-S-1	5.000%	07/15/43	1,000,000	1,158,044
New York State Urban Development Corp., Series 2019-A	5.000%	03/15/39	840,000	1,042,067
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/35	275,000	313,119
Phoenix Arizona Civic Improvement Corp. Rental Car Facility, Series 2019-A	5.000%	07/01/39	2,500,000	3,067,201
Reunion Metropolitan District Colorado, Series 2021-A	3.625%	12/01/44	2,000,000	1,984,582
San Francisco California City & County Development Special Tax District No. 2020-1, Series 2021-A (c)	4.000%	09/01/41	300,000	343,142
San Francisco California City & County Development Special Tax District No. 2020-1, Series 2021-A (c)	4.000%	09/01/46	1,000,000	1,134,890
				16,521,495

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	85

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Recreation — 1.7%
City of Houston Texas Convention & Entertainment Facilities Department, Series 2021	3.000%	09/01/32	$500,000	$550,593
City of Houston Texas Convention & Entertainment Facilities Department, Series 2021	3.000%	09/01/33	315,000	346,485
Collier County Florida Tourist Development, Series 2018	4.000%	10/01/37	750,000	858,631
Denver Colorado Convention Center Hotel Authority, Series 2016 (a)	5.000%	12/01/40	175,000	199,629
Harris County Texas Municipal Utility District No. 500, Series 2021	3.000%	12/01/34	375,000	398,216
Harris County Texas Municipal Utility District No. 500, Series 2021	3.000%	12/01/35	495,000	524,291
Harris County Texas Municipal Utility District No. 500, Series 2021	3.000%	12/01/36	520,000	549,853
Harris County Texas Municipal Utility District No. 500, Series 2021	3.000%	12/01/37	545,000	574,743
Harris County Texas Municipal Utility District No. 500, Series 2021	3.000%	12/01/38	565,000	594,113
				4,596,554
State and Non-State Appropriated Tobacco — 1.3%
Buckeye Ohio Tobacco Settlement Financing Authority, Series 2020-A-2 CL 1 (a)	4.000%	06/01/38	925,000	1,078,875
California County Tobacco Securitization Agency (The), Series 2020-A (a)	4.000%	06/01/34	640,000	768,976
California County Tobacco Securitization Agency (The), Series 2020-A (a)	4.000%	06/01/35	650,000	779,252
Tobacco Securitization Authority of Southern California, Series 2019-A	5.000%	06/01/48	740,000	911,359
				3,538,462
Tax — 6.3%
Bexar County Texas, Series Fifth 1995	4.000%	08/15/44	1,000,000	1,130,561
City of Williston North Dakota, Series 2018-A (a)	3.200%	07/15/24	515,000	520,897
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a) (c)	5.250%	12/01/39	2,000,000	2,168,121
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a) (c)	5.250%	12/01/39	900,000	975,334
Jamestown Park District, Series A (a)	4.000%	07/01/33	1,000,000	1,066,224
New York State Dormitory Authority, Series 2018-A	4.000%	03/15/48	4,500,000	5,142,450
Northglenn Urban Renewal Authority, Series 2019 (a)	4.000%	12/01/34	400,000	455,495
Northglenn Urban Renewal Authority, Series 2019 (a)	4.000%	12/01/35	525,000	595,072
Orange County Florida Tourist Development, Series 2016-B	4.000%	10/01/36	1,425,000	1,619,935
Riverside County California Redevelopment Agency, Series B	0.000%	10/01/38	730,000	503,694
Roaring Fork County Transportation Authority Sales & Use Tax, Series 2019 (a)	4.000%	12/01/44	150,000	175,664
Southwest Houston Texas Redevelopment Authority, Series 2017-B (a)	4.000%	09/01/40	1,350,000	1,500,097
Successor Agency to the Orange Redevelopment Agency, Series A (a)	4.000%	09/01/34	200,000	232,250
Village Community Development District No. 5, Series Phase 1	3.125%	05/01/22	150,000	150,983
Village Community Development District No. 7, Series 2015	4.000%	05/01/36	1,100,000	1,171,289
				17,408,066
Transportation — 22.1%
Airport Commission of the City and County of San Francisco, San Francisco International Airport, Series 2019-D (a)	5.000%	05/01/39	175,000	218,783
Airport Commission of the City and County of San Francisco, San Francisco International Airport, Series 2016-C	5.000%	05/01/46	1,215,000	1,422,509
Buffalo & Fort Erie New York Public Bridge Authority, Series 2017	5.000%	01/01/42	1,090,000	1,290,924
Central Texas Regional Mobility Authority, Series A (a)	5.000%	01/01/45	635,000	733,012
City of Austin Texas Airport Systems, Series 2017-A (a)	5.000%	11/15/46	200,000	237,583
City of St. Louis Missouri Airport (The), Series 2019-A (a)	5.000%	07/01/49	520,000	637,949
Clark County Nevada Airport System, Series A-2	5.000%	07/01/40	1,520,000	1,855,304
Colorado High Performance Transportation Enterprise, Series 2014 (a)	5.750%	01/01/44	750,000	788,593
Florida State Mid-Bay Bridge Authority, Series A (a)	5.000%	10/01/30	1,500,000	1,699,553
Florida State Mid-Bay Bridge Authority, Series A (a)	5.000%	10/01/35	1,180,000	1,331,433
Florida State Mid-Bay Bridge Authority, Series A (a)	5.000%	10/01/40	1,000,000	1,123,106
Foothill Eastern Transportation Corridor Agency Toll Road, Series 2021-A	4.000%	01/15/46	250,000	291,371
Foothill Eastern Transportation Corridor Agency Toll Road, Series 2013-B-2	3.500%	01/15/53	2,750,000	3,039,161
Houston Texas Airport Systems, Series 2018-A	5.000%	07/01/41	1,000,000	1,212,521
La Paz County Arizona Industrial Development Authority, Series A (c)	7.000%	11/15/38	1,575,000	1,646,895
La Paz County Arizona Industrial Development Authority, Series A (c)	7.125%	11/15/45	735,000	766,130
Love Field Airport Modernization Corp., Series 2017 (a)	5.000%	11/01/33	425,000	502,284

See Notes to Financial Statements.
86	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Transportation (continued)
New Orleans Aviation Board General Airport, Series A (a)	5.000%	01/01/38	$285,000	$339,931
New Orleans Aviation Board General Airport, Series A (a)	5.000%	01/01/43	345,000	409,016
New Orleans Aviation Board General Airport, Series B (a)	5.000%	01/01/48	390,000	456,377
North Carolina Department of Transportation, Series 2015	5.000%	06/30/54	5,000,000	5,444,928
North Carolina State Turnpike Authority Monroe Expressway Toll, Series A (a)	5.000%	07/01/42	750,000	852,106
North Carolina State Turnpike Authority Monroe Expressway Toll, Series 2019 (a)	5.000%	01/01/43	500,000	613,052
North Carolina State Turnpike Authority Monroe Expressway Toll, Series 2019 (a)	5.000%	01/01/44	355,000	434,165
North Texas Tollway Authority System, Series 2017-B	5.000%	01/01/28	640,000	744,707
North Texas Tollway Authority System, Series 2015-A (a)	5.000%	01/01/38	370,000	414,691
North Texas Tollway Authority System, Series 2020-A	4.000%	01/02/38	3,000,000	3,515,864
North Texas Tollway Authority System, Series A	5.000%	01/01/43	2,790,000	3,409,665
North Texas Tollway Authority System, Series A	4.000%	01/01/43	500,000	570,358
Pennsylvania Turnpike Commission, Series 2015-B (a)	5.000%	12/01/45	1,025,000	1,179,516
Pennsylvania Turnpike Commission, Series A-1	5.000%	12/01/46	3,990,000	4,580,531
Pharr Texas International Toll Bridge System, Series 2021	5.000%	08/15/31	260,000	336,685
Pharr Texas International Toll Bridge System, Series 2021	5.000%	08/15/32	810,000	1,045,330
Pharr Texas International Toll Bridge System, Series 2021	4.000%	08/15/33	855,000	1,020,089
Port of Seattle Washington, Series 2018-A	5.000%	05/01/37	3,000,000	3,553,046
Salt Lake City Utah Airport, Series 2017-B	5.000%	07/01/47	550,000	659,058
Salt Lake City Utah Airport, Series 2018-A	5.250%	07/01/48	400,000	488,776
State of Hawaii Airports System, Series B (a)	4.000%	07/01/45	600,000	652,285
Texas Transportation Commission Central Texas Turnpike System, Series C	5.000%	08/15/30	120,000	133,829
Texas Transportation Commission Central Texas Turnpike System, Series C	5.000%	08/15/37	1,000,000	1,115,450
Texas Transportation Commission Central Texas Turnpike System, Series C	5.000%	08/15/42	3,500,000	3,900,823
Virginia Small Business Financing Authority, Series 2017 (a)	5.000%	07/01/34	2,500,000	2,517,513
Virginia Small Business Financing Authority, Series 2017 (a)	5.000%	01/01/40	130,000	130,911
Virginia Small Business Financing Authority, Series 2017 (a) (c) (e)	2.250%	07/01/50	3,500,000	3,508,065
				60,823,878
Utilities — 5.8%
Cullman Alabama Utilities Board, Series 2015-A	3.750%	09/01/45	1,100,000	1,178,469
Indiana State Municipal Power Agency, Series 2021	5.000%	01/01/42	795,000	937,442
JEA Electric System, Series 2020-A	4.000%	10/01/38	1,870,000	2,212,230
Lower Colorado River Authority Texas Transmission Contract Revenue, Series 2016 (a)	4.000%	05/15/42	500,000	543,612
Metropolitan Government of Nashville & Davidson County Tennessee Water & Sewer, Series 2013	5.000%	07/01/40	500,000	535,394
Missouri Development Finance Board, Series 2014-C	4.000%	11/01/43	505,000	546,164
Norco California Financing Authority Enterprise, Series 2019-A (a)	4.000%	10/01/44	500,000	587,820
Philadelphia Pennsylvania Gas Works, Series 16-A	5.000%	08/01/50	2,000,000	2,508,677
Texas Municipal Power Agency Transmission System, Series 2021	3.000%	09/01/34	1,000,000	1,072,817
Texas Municipal Power Agency Transmission System, Series 2021	3.000%	09/01/35	1,605,000	1,720,329
Texas Municipal Power Agency Transmission System, Series 2021	3.000%	09/01/36	1,470,000	1,573,231
Truckee Meadows Nevada Water Authority, Series 2016	5.000%	07/01/37	500,000	588,093
Utah Infrastructure Agency, Series 2021	4.000%	10/15/36	200,000	232,878
Utah Infrastructure Agency, Series 2021	4.000%	10/15/41	1,550,000	1,786,311
				16,023,467
Variable Rate Demand Note — 6.3%
Variable Rate Demand Note — 6.3%
ABAG Finance Authority, Series 2009-A	0.050%	08/01/24	3,100,000	3,100,000
Massachusetts State Health & Educational Facilities Authority, Series P2	0.050%	07/01/27	3,600,000	3,600,000
Utah Water Finance Agency, Series B	0.070%	10/01/37	4,800,000	4,800,000
Weber County Utah Hospital, Series 2000-B	0.050%	02/15/32	5,790,000	5,790,000
				17,290,000

Total Municipal Bonds (Cost $246,895,715)				253,753,876

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	87

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 3_0%
Industrial — 1.1%
Energy — Independent — 0.8%
PDC Energy, Inc.	5.750%	05/15/26	$2,000,000	$2,066,780

Energy — Midstream — 0.1%
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	250,000	357,822

Paper & Forest Products — 0.2%
West Fraser Timber Co., Ltd., 144A (f)	4.350%	10/15/24	471,000	503,396

Utility — 1.9%
Electric — 1.9%
Pacific Gas & Electric Co.	1.700%	11/15/23	5,350,000	5,363,816

Total Corporate Bonds (Cost $8,247,074)				8,291,814

Investments at Value — 95.1% (Cost $255,142,789)				$262,045,690

Other Assets in Excess of Liabilities — 4.9%				13,499,952

Net Assets — 100.0%				$275,545,642

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)	This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(c)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $29,055,817, which represents 10.5% of net assets as of December 31, 2021.

(d)	Percentage rounds to less than 0.1%.

(e)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(f)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of these securities is $503,396, which represents 0.2% of net assets as of December 31, 2021.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
88	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 96.6%
Certificate Participation — 15.4%
Healthcare — 0.2%
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/30	$350,000	$434,148
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/31	350,000	432,701
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/32	225,000	277,696
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/33	240,000	295,641
				1,440,186
Lease / Rent — 15.2%
Aspen Colorado COP, Series 2019 (a)	5.000%	12/01/44	2,070,000	2,594,252
Berthoud Colorado COP, Series 2020 (a)	4.000%	12/01/40	3,765,000	4,421,282
Berthoud Colorado COP, Series 2020 (a)	4.000%	12/01/49	9,255,000	10,704,799
Castle Pines North Metropolitan District Colorado COP, Series 2015 (a)	4.000%	12/01/44	750,000	751,527
Castle Rock Colorado COP, Series 2020	4.000%	12/01/40	1,025,000	1,231,603
City & County of Denver Colorado COP, Series 2018-A (a)	5.375%	06/01/43	7,000,000	8,263,781
City & County of Denver Colorado COP, Series 2018-A (a)	4.000%	06/01/48	4,925,000	5,436,557
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/34	450,000	534,420
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/35	615,000	729,726
City of Thornton Colorado COP, Series 2018	4.000%	12/01/39	10,305,000	12,059,699
Colorado State Building Excellent Schools Today COP, Series 2019-O (a)	5.000%	03/15/36	1,750,000	2,198,147
Colorado State Building Excellent Schools Today COP, Series 2019-O (a)	4.000%	03/15/37	1,450,000	1,707,734
Colorado State Building Excellent Schools Today COP, Series 2018-N (a)	4.000%	03/15/39	200,000	230,186
Colorado State COP Rural Colorado, Series 2018-A	4.000%	12/15/36	500,000	587,007
Colorado State COP Rural Colorado, Series 2018-A (a)	5.000%	12/15/37	1,000,000	1,249,126
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/33	275,000	358,991
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/42	1,860,000	2,386,831
El Paso County Colorado School District No. 3 COP, Series 2021	4.000%	12/01/46	1,200,000	1,408,973
El Paso County Colorado School District No. 49 COP, Series 2017-B	5.000%	12/15/42	3,495,000	4,085,026
Foothills Park & Recreation District Colorado COP, Series 2021	4.000%	12/01/41	2,750,000	3,297,719
Grand Junction Colorado COP, Series 2019 (a)	4.000%	12/01/35	550,000	652,392
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/23	105,000	113,891
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/24	55,000	61,844
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/34	125,000	147,429
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/34	55,000	65,779
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/35	390,000	459,421
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/35	310,000	370,258
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/36	810,000	952,818
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/36	325,000	387,558
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/37	840,000	986,095
Moffat County Colorado COP, Series 2021	4.000%	03/01/41	2,235,000	2,618,242
Moffat County Colorado COP, Series 2021	4.000%	03/01/46	2,500,000	2,887,308
Moffat County Colorado COP, Series 2021	4.000%	03/01/51	5,580,000	6,414,119
Monument Colorado COP, Series 2020	4.000%	12/01/33	200,000	231,278
Monument Colorado COP, Series 2020	4.000%	12/01/40	750,000	858,465
Monument Colorado COP, Series 2020	4.000%	12/01/45	750,000	850,850
Platteville-Gilcrest Fire Protection District COP, Series 2018 (a)	5.000%	12/01/33	175,000	212,494
Regional Transportation District Colorado COP, Series 2015-A	4.000%	06/01/40	725,000	789,622
South Suburban Park & Recreation District COP, Series 2021	4.000%	12/15/41	1,175,000	1,385,256
State of Colorado Department of Transportation, COP, Series 2017 (a)	5.000%	06/15/41	880,000	1,015,866
Town of Firestone Colorado Water Enterprise COP, Series 2018 (a)	5.000%	12/01/42	3,000,000	3,475,516
				89,173,887
General Obligation — 18.9%
Local — 18.9%
Anthem West Metropolitan District, BAM, Series 2015 (a) (b)	5.000%	12/01/35	1,165,000	1,351,094
Arapahoe County School District No. 6 Littleton Colorado, Series 2019-A (a)	5.500%	12/01/43	5,000,000	6,458,470

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	89

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Local (continued)
Beacon Point Metropolitan District, AGM, Series 2015 (a) (b)	5.000%	12/01/30	$1,000,000	$1,163,093
BNC Metropolitan District No. 1, BAM, Series 2017-A (a) (b)	5.000%	12/01/32	360,000	433,748
BNC Metropolitan District No. 1, BAM, Series 2017-A (a) (b)	5.000%	12/01/37	545,000	652,616
Bradburn Metropolitan District No. 2, Series 2018-A	4.000%	12/01/28	495,000	527,882
Bradburn Metropolitan District No. 2, Series 2018-A (a)	5.000%	12/01/38	600,000	681,218
Bromley Park Metropolitan District No. 2, Series 2018-B (a)	6.375%	12/15/47	1,000,000	1,061,546
Bromley Park Metropolitan District No. 2, BAM, Series 2018-A (a) (b)	4.000%	12/01/47	2,500,000	2,822,393
Castle Oaks Metropolitan District No. 3 Colorado, AGM, Series 2020 (b)	4.000%	12/01/40	615,000	730,526
Castle Oaks Metropolitan District No. 3 Colorado, AGM, Series 2020 (b)	4.000%	12/01/45	3,800,000	4,450,194
Castle Oaks Metropolitan District No. 3 Colorado, AGM, Series 2020 (b)	4.000%	12/01/50	4,690,000	5,469,562
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.500%	12/01/29	750,000	804,758
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.375%	12/01/33	1,600,000	1,704,946
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.625%	12/01/38	2,875,000	3,063,609
Central Platte Valley Metropolitan District, Series 2013-A (a)	6.000%	12/01/38	1,000,000	1,070,635
Central Platte Valley Metropolitan District, Series 2014 (a)	5.000%	12/01/43	5,750,000	6,015,655
Cherry Creek Colorado School District No. 5, Series 2021	5.000%	12/15/28	80,000	102,022
Copperleaf Metropolitan District No. 2 Colorado, BAM, Series 2020 (b)	4.000%	12/01/45	2,295,000	2,737,427
Cornerstar Metropolitan District, Series A (a)	5.125%	12/01/37	1,000,000	1,047,753
Cottonwood Highlands Metropolitan District No. 1, Series 2019-A (a)	5.000%	12/01/49	900,000	961,464
Cross Creek Metropolitan District No. 2, AGM, Series 2018 (a) (b)	5.000%	12/01/34	2,480,000	3,079,272
Crystal Valley Metropolitan District No. 2, AGM, Series 2020 (b)	4.000%	12/01/40	800,000	953,919
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/35	500,000	597,198
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/36	700,000	834,878
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/37	750,000	892,687
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/38	500,000	592,113
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/39	600,000	706,814
Eagle Shadow Metropolitan District No. 1, Series 2013-A (a)	5.000%	11/15/32	500,000	501,005
Erie Farm Metropolitan District, Series 2021	5.000%	12/01/35	175,000	223,690
Erie Farm Metropolitan District, Series 2021	5.000%	12/01/41	570,000	724,378
Erie Farm Metropolitan District, Series 2021	5.000%	12/01/46	600,000	754,976
Erie Farm Metropolitan District, Series 2021	4.000%	12/01/51	1,100,000	1,270,152
Flying Horse Metropolitan District No. 2 Colorado, AGM, Series 2020-A (b)	4.000%	12/01/50	1,750,000	2,053,375
Fort Bend County Texas Levee Improvement Distict No. 2, Series 2019	3.000%	04/01/42	1,350,000	1,386,947
Fossil Ridge Metropolitan District No. 3 Colorado, BAM, Series 2020 (b)	4.000%	12/01/32	995,000	1,171,943
Fossil Ridge Metropolitan District No. 3 Colorado, BAM, Series 2020 (b)	4.000%	12/01/33	1,030,000	1,211,130
Fossil Ridge Metropolitan District No. 3 Colorado, BAM, Series 2020 (b)	4.000%	12/01/34	1,075,000	1,261,350
Grand River Hospital District, AGM, Series 2018 (a) (b)	5.250%	12/01/32	1,000,000	1,228,435
Grand River Hospital District, AGM, Series 2018 (a) (b)	5.250%	12/01/33	1,000,000	1,226,827
Great Western Park Metropolitan District No. 2 Colorado, Series 2021	4.000%	12/01/35	520,000	631,532
Great Western Park Metropolitan District No. 2 Colorado, Series 2021	4.000%	12/01/36	555,000	672,867
High Plains Metropolitan District, NATL, Series 2017 (a) (b)	5.000%	12/01/35	500,000	601,877
Hogback Metropolitan District Colorado, Series 2021-A	5.000%	12/01/41	700,000	740,464
Hogback Metropolitan District Colorado, Series 2021-A	5.000%	12/01/51	1,575,000	1,639,081
Leyden Rock Metropolitan District, Series 2021	4.000%	12/01/46	1,250,000	1,494,907
Longs Peak Metropolitan District Colorado, Series 2021	5.250%	12/01/51	6,500,000	6,507,528
North Pine Vistas Metropolitan District No. 3, Series 2021-A	4.000%	12/01/36	175,000	205,356
North Pine Vistas Metropolitan District No. 3, Series 2021-A	4.000%	12/01/46	1,000,000	1,152,823
North Pine Vistas Metropolitan District No. 3, Series 2021-A	4.000%	12/01/51	1,250,000	1,433,785
Prairie Center Metropolitan District No. 7 Colorado, Series 2020	4.125%	12/15/36	500,000	538,787
Prairie Center Metropolitan District No. 7 Colorado, Series 2020	4.875%	12/15/44	700,000	754,661
Sand Creek County Metropolitan District, AGM, Series 2017 (a) (b)	4.000%	12/01/35	380,000	437,112
Sand Creek County Metropolitan District, AGM, Series 2020-B (b)	4.000%	12/01/35	3,405,000	4,085,594
Sand Creek County Metropolitan District, AGM, Series 2020-B (b)	4.000%	12/01/40	2,325,000	2,763,858
SBC Metropolitan District, AGM, Series 2016 (a) (b)	5.000%	12/01/34	205,000	243,350

See Notes to Financial Statements.
90	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Local (continued)
Serenity Ridge Metropolitan District No. 2, Series 2018-A (a)	5.125%	12/01/43	$725,000	$810,981
Sierra Ridge Metropolitan District No. 2, Series 2016-A (a)	5.500%	12/01/46	4,500,000	4,642,079
Sorrel Ranch Metropolitan District Colorado, AGM, Series 2020 (b)	4.000%	12/01/33	320,000	386,486
Sorrel Ranch Metropolitan District Colorado, AGM, Series 2020 (b)	4.000%	12/01/34	665,000	801,447
Sorrel Ranch Metropolitan District Colorado, AGM, Series 2020 (b)	4.000%	12/01/35	570,000	686,031
Sorrel Ranch Metropolitan District Colorado, AGM, Series 2020 (b)	4.000%	12/01/37	500,000	599,468
South Suburban Park & Recreation District, Series 2019 (a)	4.000%	12/15/38	575,000	683,791
South Suburban Park & Recreation District, Series 2019 (a)	4.000%	12/15/39	565,000	670,685
Southshore Metropolitan District No. 2 City of Aurora Arapahoe County Colorado, BAM, Series 2020-A-2 (a) (b)	4.000%	12/01/46	6,300,000	7,335,173
Sterling Hills West Metropolitan District, Series 2017 (a)	5.000%	12/01/39	750,000	887,868
Thornton Colorado Development Authority, Series 2015	5.000%	12/01/24	440,000	495,435
Thornton Colorado Development Authority, Series 2015 (a)	5.000%	12/01/25	325,000	365,846
Thornton Colorado Development Authority, Series 2015	5.000%	12/01/26	530,000	595,628
Vista Ridge Metropolitan District, BAM, Series 2016-A (a) (b)	5.000%	12/01/27	485,000	578,806
Vista Ridge Metropolitan District, BAM, Series 2016-A (a) (b)	5.000%	12/01/28	750,000	894,663
Vista Ridge Metropolitan District, BAM, Series 2016-A (a) (b)	5.000%	12/01/31	1,250,000	1,472,694
Wheatlands Metropolitan District, BAM, Series 2015 (a) (b)	5.000%	12/01/30	1,000,000	1,160,995
				110,953,358
State — 0.0% (c)
Commonwealth of Puerto Rico, AGM, Series 2011-A (a)(b)	5.250%	07/01/24	100,000	100,595

Local Authority — 3_2%
Housing — 0.6%
Colorado Housing & Finance Authority, Series 2018-D	3.100%	05/01/22	505,000	505,000
Colorado Housing & Finance Authority, Series 2020-C-1	1.878%	05/01/23	295,000	298,060
Colorado Housing & Finance Authority, Series 2020-C-1	1.928%	11/01/23	340,000	343,777
Colorado Housing & Finance Authority, Series 2020-C-1	2.025%	05/01/24	150,000	151,957
Colorado Housing & Finance Authority, Series 2021-E-2	0.600%	10/01/24	1,395,000	1,394,707
Colorado Housing & Finance Authority, Series 2020-C-1	2.075%	11/01/24	250,000	253,489
Colorado Housing & Finance Authority, Series 2020-C-1	2.175%	11/01/25	500,000	506,981
				3,453,971
Lease / Rent — 0.1%
Boulder Colorado COP, Series 2019	2.250%	11/01/24	500,000	514,146

Local — 1.4%
Eagle County Colorado School District, Series 2021	0.793%	12/01/25	3,000,000	2,950,376
Eagle County Colorado School District, Series 2021	0.903%	12/01/26	5,000,000	4,887,529
Garfield County School District No. RE2, Series 2012-B (a)	3.050%	12/01/26	500,000	507,879
				8,345,784
Recreation — 0.3%
Park Creek Metropolitan District, Series 2017-B	3.150%	12/01/23	405,000	419,967
Park Creek Metropolitan District, Series 2017-B	3.300%	12/01/24	425,000	446,506
Park Creek Metropolitan District, Series 2017-B	3.450%	12/01/25	500,000	532,405
Park Creek Metropolitan District, Series 2017-B (a)	3.600%	12/01/26	300,000	319,137
				1,718,015
Tax — 0.4%
Grand Junction Colorado, Series 2020-A	1.826%	03/01/25	620,000	623,484
Park Creek Metropolitan District, Series 2018-B	3.550%	12/01/22	665,000	682,316
Park Creek Metropolitan District, Series 2018-B	3.650%	12/01/23	805,000	844,195
Park Creek Metropolitan District, Series 2018-B	3.800%	12/01/24	440,000	470,319
				2,620,314
Utilities — 0.4%
Todd Creek Village Metropolitan District Colorado, Series 2018-B (a)	5.875%	12/01/38	875,000	876,676

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	91

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Utilities (continued)
Town of Estes Park Colorado Power & Communications, Series 2019-B	2.362%	11/01/23	$770,000	$788,496
Town of Estes Park Colorado Power & Communications, Series 2019-B	2.646%	11/01/25	430,000	447,996
				2,113,168
Prerefunded — 0.6%
Healthcare — 0.3%
Colorado Health Facilities Authority, Series 2017 (a)	5.000%	06/01/31	1,250,000	1,522,173

Local — 0.3%
Eaton Area Park & Recreation District, Series 2015 (a)	5.500%	12/01/30	470,000	492,485
Tallyns Reach Metropolitan District No. 3, Series 2013 (a)	5.125%	11/01/38	1,035,000	1,122,113
				1,614,598
Revenue — 48.5%
Education — 4.4%
Colorado Educational & Cultural Facilities Authority, Series 2017-A (a)	4.000%	03/01/31	25,000	28,522
Colorado Educational & Cultural Facilities Authority, Series 2017-A (a)	4.000%	03/01/33	1,125,000	1,279,467
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	10/01/34	1,975,000	2,200,912
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	05/01/35	3,145,000	3,498,695
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	10/01/36	1,500,000	1,742,504
Colorado School of Mines, Series 2018-A (1MO LIBOR + 50) (a) (d)	0.566%	02/01/23	13,110,000	13,095,179
Colorado School of Mines, Series 2017-C (a)	4.000%	12/01/37	225,000	258,123
Colorado State Board Community Colleges Refunding and Improvement
Department Higher Education, Series 2017-A	5.000%	11/01/26	105,000	126,121
Colorado State Board Community Colleges Refunding and Improvement
Department Higher Education, Series 2017-A (a)	4.000%	11/01/41	825,000	946,239
Metropolitan State University of Denver Colorado, Series 2016 (a)	4.000%	12/01/28	715,000	796,169
University of Colorado Enterprise, Series 2017-A-2 (a)	4.000%	06/01/43	1,750,000	2,022,946
				25,994,877
Healthcare — 5.7%
Aspen Valley Hospital District, Series 2012 (a)	5.000%	10/15/30	1,650,000	1,690,505
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/23	370,000	393,034
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/24	575,000	634,638
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	12/01/24	1,000,000	1,039,843
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/25	790,000	903,619
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/26	540,000	637,657
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/28	535,000	649,189
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/29	425,000	513,094
Colorado Health Facilities Authority, Series B (a)	5.000%	09/01/29	1,000,000	1,138,621
Colorado Health Facilities Authority, Series C (a)	5.000%	12/01/29	1,010,000	1,190,891
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/30	710,000	853,216
Colorado Health Facilities Authority, Series 2023-A	3.000%	05/15/30	410,000	413,174
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/30	500,000	566,544
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/31	1,155,000	1,383,925
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/32	1,650,000	1,973,514
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	10/01/32	500,000	515,858
Colorado Health Facilities Authority, Series 2017-A (a)	4.000%	05/15/35	350,000	392,891
Colorado Health Facilities Authority, Series 2019-A (a)	5.000%	11/15/37	200,000	255,738
Colorado Health Facilities Authority, Series 2019 (a)	4.000%	01/01/39	1,200,000	1,397,158
Colorado Health Facilities Authority, Series 2019 (a)	4.000%	01/01/40	925,000	1,073,841
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/40	1,000,000	1,129,537
Colorado Health Facilities Authority, Series 2023-A	4.000%	05/15/41	500,000	533,268
Colorado Health Facilities Authority, Series 2018 (a) (d)	2.800%	05/15/42	2,770,000	2,825,526
Colorado Health Facilities Authority, Series A-1	4.000%	08/01/44	4,045,000	4,644,566
Colorado Health Facilities Authority, Series 2015 (a)	4.000%	01/15/45	2,155,000	2,358,510
Colorado Health Facilities Authority, Series 2019-A (a)	3.000%	11/15/46	985,000	1,055,672
Colorado Health Facilities Authority, Series 2023-A	4.000%	05/15/48	500,000	523,605

See Notes to Financial Statements.
92	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Healthcare (continued)
Denver Health & Hospital Authority, Series A (a)	5.000%	12/01/39	$1,500,000	$1,602,055
University of Colorado Hospital Authority, Series 2012-A (a)	4.000%	11/15/42	1,250,000	1,285,799
				33,575,488
Industrial Development — 0.1%
Colorado Health Facilities Authority, Series A (a)	5.000%	02/01/22	200,000	200,622
Colorado Health Facilities Authority, Series A (a)	5.000%	02/01/23	520,000	542,811
				743,433
Lease / Rent — 1.0%
Regional Transportation District Colorado COP, Series 2014-A (a)	4.375%	06/01/39	4,000,000	4,179,958
Regional Transportation District Colorado COP, Series 2014-A (a)	4.500%	06/01/44	1,555,000	1,624,638
				5,804,596
Other — 2.9%
Colorado Educational & Cultural Facilities Authority, Series 2012	4.000%	04/01/22	30,000	30,252
Colorado Educational & Cultural Facilities Authority, Series 2014	5.000%	11/15/24	435,000	482,977
Colorado Educational & Cultural Facilities Authority, Series A (a) (e)	4.125%	07/01/26	535,000	563,987
Colorado Educational & Cultural Facilities Authority, Series 2016 (e)	3.750%	07/01/26	500,000	520,504
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	05/15/29	2,600,000	3,010,512
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	08/15/30	750,000	821,019
Colorado Educational & Cultural Facilities Authority, Series 2015 (a)	5.000%	11/01/30	500,000	565,246
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	11/15/31	1,000,000	1,089,857
Colorado Educational & Cultural Facilities Authority, Series 2014	5.000%	12/01/31	1,500,000	1,648,410
Colorado Educational & Cultural Facilities Authority, Series 2016-A (a)	5.000%	12/15/31	715,000	834,956
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	10/01/32	1,340,000	1,457,436
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	06/01/36	1,580,000	1,807,331
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	07/01/36	1,000,000	1,115,163
Colorado Educational & Cultural Facilities Authority, Series 2016 (a) (e)	5.000%	07/01/36	1,000,000	1,099,341
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	08/01/36	1,140,000	1,308,375
Colorado Educational & Cultural Facilities Authority, Series B (a)	5.625%	01/15/44	450,000	474,550
				16,829,916
Public Services — 10.9%
Centerra Metropolitan District No. 1, Series 2020-A	5.000%	12/01/51	4,000,000	4,363,762
Cherry Creek Corporate Center Metropolitan District, Series 2015-A (a)	5.000%	06/01/37	500,000	536,607
City & County of Denver Colorado, Series 2018-A-2 (a)	0.000%	08/01/35	2,800,000	1,829,032
City & County of Denver Colorado, Series 2018-A-2 (a)	0.000%	08/01/36	2,550,000	1,589,024
City & County of Denver Colorado, Series 2018-A-2 (a)	0.000%	08/01/37	3,910,000	2,323,482
City & County of Denver Colorado, Series 2018-A-1 (a)	5.000%	08/01/41	2,780,000	3,240,787
City & County of Denver Colorado, Series 2018-A-1 (a)	5.000%	08/01/48	14,000,000	16,192,169
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/26	730,000	845,082
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/27	620,000	715,672
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/36	300,000	341,339
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/37	400,000	454,627
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/41	1,500,000	1,698,733
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/45	550,000	620,189
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/46	4,930,000	5,555,155
Plaza Metropolitan District No. 1, Series 2013 (e)	5.000%	12/01/22	1,500,000	1,546,311
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a) (b)	5.000%	12/01/42	1,905,000	2,295,090
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a) (b)	5.000%	12/01/47	8,150,000	9,760,834
Southglenn Metropolitan District Colorado, Series 2016 (a)	3.500%	12/01/26	3,000,000	3,092,613
Southglenn Metropolitan District Colorado, Series 2016 (a)	5.000%	12/01/30	3,505,000	3,615,896
Sterling Ranch Community Authority Colorado, Series 2020-A	3.750%	12/01/40	500,000	545,357
Sterling Ranch Community Authority Colorado, Series 2020-A	4.250%	12/01/50	2,000,000	2,210,946
Triview Colorado Metropolitan District Water & Wastewater Enterprise, BAM, Series 2020 (a) (b)	4.000%	12/01/40	410,000	473,621
				63,846,328

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	93

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Recreation — 1.7%
City & County of Denver Colorado, Series 2016-A (a)	5.000%	08/01/44	$1,820,000	$2,111,111
City & County of Denver Colorado, Series 2016-A	4.000%	08/01/46	7,000,000	7,728,460
				9,839,571
Tax — 7.5%
City of Commerce Colorado, AGM, Series 2014 (a) (b)	5.000%	08/01/28	600,000	666,153
City of Commerce Colorado, BAM, Series 2015 (a) (b)	5.000%	08/01/36	1,945,000	2,227,041
City of Commerce Colorado, AGM, Series 2014 (a) (b)	4.250%	08/01/40	1,155,000	1,245,165
City of Idaho Springs Colorado Sales Tax Revenue, AGM, Series 2018 (a) (b)	5.000%	12/01/33	490,000	581,407
City of Idaho Springs Colorado Sales Tax Revenue, AGM, Series 2018 (a) (b)	5.000%	12/01/34	525,000	621,832
Denver Colorado Urban Renewal Authority Tax Increment, Series 2013-A-1 (a)	5.000%	12/01/23	190,000	197,023
Denver Colorado Urban Renewal Authority Tax Increment, Series 2013-A-1 (a)	5.000%	12/01/25	1,500,000	1,554,737
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a) (e)	5.250%	12/01/39	3,900,000	4,227,836
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a) (e)	5.250%	12/01/39	1,400,000	1,517,186
Grand Junction Colorado, Series 2020-B (a)	4.000%	03/01/45	1,500,000	1,766,424
Grand Junction Colorado, Series 2020-B (a)	4.000%	03/01/49	2,435,000	2,856,762
Superior Open Space Sales and Use Tax Colorado, AGM, Series 2020 (a) (b)	5.000%	06/01/35	1,000,000	1,267,665
Superior Open Space Sales and Use Tax Colorado, AGM, Series 2020 (a) (b)	5.000%	06/01/40	750,000	942,020
Thornton Colorado Development Authority, Series 2015-B (a)	5.000%	12/01/30	500,000	559,298
Thornton Colorado Development Authority, Series 2015-B (a)	5.000%	12/01/31	1,000,000	1,117,064
Wheat Ridge Colorado Urban Renewal Authority, Series 2021	4.000%	12/01/32	760,000	932,158
Wheat Ridge Colorado Urban Renewal Authority, Series 2021	4.000%	12/01/34	2,000,000	2,442,778
Wheat Ridge Colorado Urban Renewal Authority, Series 2021	4.000%	12/01/35	2,000,000	2,439,181
Wheat Ridge Colorado Urban Renewal Authority, Series 2021	4.000%	12/01/36	3,240,000	3,944,598
Wheat Ridge Colorado Urban Renewal Authority, Series 2021	4.000%	12/01/37	3,360,000	4,080,564
Wheat Ridge Colorado Urban Renewal Authority, Series 2021	4.000%	12/01/38	2,000,000	2,424,143
Wheat Ridge Colorado Urban Renewal Authority, Series 2021	4.000%	12/01/39	3,000,000	3,628,279
Wheat Ridge Colorado Urban Renewal Authority, Series 2021	4.000%	12/01/40	2,500,000	3,018,011
				44,257,325
Transportation — 6.3%
Auraria Higher Education Center, AGM, Series 2015 (a) (b)	4.000%	04/01/29	3,500,000	3,839,320
Denver Colorado City and County Airport, Series 2017-B (a)	5.000%	11/15/33	900,000	1,102,872
Denver Colorado City and County Airport, Series 2018-A (a)	5.000%	12/01/43	2,000,000	2,439,676
E-470 Public Highway Authority Colorado, Series 2020-A (a)	5.000%	09/01/40	7,250,000	8,055,998
Grand Junction Regional Airport Authority, NATL, Series 2016-A (a) (b)	5.000%	12/01/31	1,155,000	1,354,580
State of Colorado Education Loan Program, Series 2021-A	2.000%	06/29/22	20,000,000	20,184,262
				36,976,708
Utilites — 0.4%
Morgan County Colorado Quality Water District, Series 2020	4.000%	12/01/45	1,090,000	1,274,557
Morgan County Colorado Quality Water District, Series 2020	4.000%	12/01/50	1,150,000	1,339,107
				2,613,664
Utilities — 7.6%
Centennial Water & Sanitation District, Series 2019 (a)	5.250%	12/01/48	8,750,000	10,958,916
Cherokee Colorado Metropolitan District Water & Wastewater, BAM, Series 2020 (b)	4.000%	08/01/45	1,000,000	1,199,323
Cherokee Colorado Metropolitan District Water & Wastewater, BAM, Series 2020 (b)	4.000%	08/01/50	1,450,000	1,711,569
City of Colorado Springs Colorado Utilities System, Series 2020-A	5.000%	11/15/23	155,000	168,472
City of Colorado Springs Colorado Utilities System, Series 2020-A	5.000%	11/15/29	25,000	32,578
City of Colorado Springs Colorado Utilities System, Series A-2	5.000%	11/15/47	5,000,000	6,012,236
Eagle River Colorado Water & Sanitation District, AGM, Series 2020-A (b)	4.000%	12/01/27	35,000	41,198
Eagle River Colorado Water & Sanitation District, AGM, Series 2020-A (a) (b)	4.000%	12/01/45	1,120,000	1,317,768
Eagle River Colorado Water & Sanitation District, AGM, Series 2020-A (a) (b)	4.000%	12/01/49	2,000,000	2,344,582
East Cherry Creek Valley Colorado Water and Sanitation District Arapahoe County, Series 2019-A (a)	4.000%	11/15/40	1,000,000	1,179,351
Johnstown Colorado Wastewater, Series 2021	4.000%	12/01/46	2,850,000	3,437,048

See Notes to Financial Statements.
94	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2021

	Coupon	Maturity	Par Value	Value
Utilities (continued)
Johnstown Colorado Wastewater, Series 2021	4.000%	12/01/51	$2,750,000	$3,299,658
Puerto Rico Electric Power Authority, AGM, Series UU (3MO LIBOR + 52) (a) (b) (d)	0.655%	07/01/29	400,000	398,719
Stonegate Village Metropolitan District Colorado, BAM, Series 2020 (b)	4.000%	12/01/45	1,435,000	1,698,597
Todd Creek Village Metropolitan District Colorado, Series 2018-A	5.000%	12/01/28	1,200,000	1,413,860
Todd Creek Village Metropolitan District Colorado, Series 2018-A (a)	5.250%	12/01/38	1,000,000	1,197,382
Town of Firestone Colorado Water Enterprise, BAM, Series 2020 (b)	2.000%	12/01/23	15,000	15,405
Town of Firestone Colorado Water Enterprise, BAM, Series 2020 (b)	5.000%	12/01/25	25,000	29,056
Town of Firestone Colorado Water Enterprise, BAM, Series 2020 (b)	5.000%	12/01/26	20,000	23,943
Town of Firestone Colorado Water Enterprise, BAM, Series 2020 (b)	4.000%	12/01/45	1,850,000	2,181,479
Town of Firestone Colorado Water Enterprise, BAM, Series 2020 (b)	4.000%	12/01/49	1,350,000	1,585,471
Upper Eagle Regional Water Authority, AGM, Series 2020 (b)	4.000%	12/01/45	1,000,000	1,201,947
Upper Eagle Regional Water Authority, AGM, Series 2020 (b)	4.000%	12/01/50	2,500,000	2,978,569
				44,427,127
Variable Rate Demand Note — 10.0%
City of Colorado Springs Colorado Utilities System, Series 2007-A (d)	0.100%	11/01/37	9,200,000	9,200,000
City of Colorado Springs Colorado Utilities System, Series 2010-C (d)	0.100%	11/01/40	5,335,000	5,335,000
City of Colorado Springs Colorado Utilities System, Series 2012-A (a) (d)	0.100%	11/01/41	4,690,000	4,690,000
Colorado Educational & Cultural Facilities Authority, Series SER A-12 (d)	0.090%	02/01/38	1,080,000	1,080,000
Colorado Educational & Cultural Facilities Authority, Series 2015-B-5 (d)	0.090%	01/01/39	1,985,000	1,985,000
Colorado Health Facilities Authority, Series B (d)	0.090%	12/01/45	20,100,000	20,100,000
Colorado Health Facilities Authority, Series 2020-A (d)	0.070%	12/01/52	3,100,000	3,100,000
Denver Colorado City and County COP, Series 2008-A-3 (d)	0.090%	12/01/31	13,085,000	13,085,000
				58,575,000

Investments at Value — 96.6% (Cost $546,528,591)				$567,054,228

Other Assets in Excess of Liabilities — 3.4%				20,108,178

Net Assets — 100.0%				$587,162,406

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)	This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(c)	Percentage rounds to less than 0.1%.

(d)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(e)	Security is considered a restricted security however such restriction has not resulted in an illiquid classification. The total value of these securities is $9,475,165, which represents 1.6% of net assets as of December 31, 2021.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	95

Segall Bryant & Hamill Funds	Statement of Investments
December 31, 2021

COMMON ABBREVIATIONS

A.B.	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
A.G.	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal.
A.S.	Andonim Sirketi, Joint Stock Company in Turkey.
A/S	Aktieselskab is a Danish Joint Stock Company.
A.S.A.	Aksjeselskop is the Norwegian term for a stock- based company.
BAM	Build America Mutual.
Bhd	Berhad is a Malaysian term for a public limited company.
COP	Certificate of Participation.
H15T1Y	U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.
KGaA	Kommanditgesellschaft auf Aktien is a German corporate designation standing for partnership limited by shares.
LIBOR	London Interbank Offered Rate.
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NATL	National Public Finance Guarantee Corp.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OYJ	Julkinen osakeyhtiö means public stock company.
PCL	Public Company Limited.
PJSC	Public Joint-Stock Company.
PLC	Public Limited Company.
P.S.Q.C.	Pakistan Standards & Quality Control Authority.
Q.S.C.	Qatari Shareholding Company.
REIT(s)	Real Estate Investment Trust.
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
S.A. de C.V.	Sociedad Anonima de Capital Variable is a corporative type of business in Mexico.
S.A.B de C.V.	Sociedad Anónima Bursátil de Capital Variable is the Mexican term for publicly traded companies.
S.A.K.P.	Suid Afrikaanse Kommunistiese Party.
SAPI de C.V.	Sociedad Anonima Promotora de Inversion de Capital Variable is a corporative type of business in Mexixo.
SARL	Societe Anonyme a Responsabilite Limitee is the French term for Limited Liability Company.
S.E.	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SJSC	Saudi Joint-Stock Company.
SOFR	Secured Overnight Financing Rate.
S.p.A.	Societa per azioni is the Italian equivalent of the term Public Limited Companies.
Tbk P.T.	Terbuka Perseroan Terbatas is an Indonesia term for a public limited company.

LIBOR Rates as of December 31, 2021:
1MO LIBOR 0.10%
3MO LIBOR 0.21%

CURRENCY ABBREVIATIONS

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KWD	Kuwaiti Dinar
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SAR	Saudi Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See Notes to Financial Statements.
96	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2021

	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap
	Value Fund	Growth Fund	Core Fund
Assets
Investments, at cost	$466,402,325	$198,429,636	$37,869,089
Investments, at value	$587,349,838	$237,560,212	$50,237,858
Cash equivalents (Note 2)	24,448,603	6,952,420	1,897,961
Receivable for Fund shares sold	465,348	484,822	—
Receivable for investment securities sold	240,595	—	—
Dividends and interest receivable	425,834	62,358	24,707
Other assets	57,447	33,572	21,500
Total assets	612,987,665	245,093,384	52,182,026

Liabilities
Payable for Fund shares redeemed	735,036	28,042	—
Payable for investment securities purchased	898,813	2,504,530	—
Payable to Adviser (Note 6)	409,019	131,044	34,909
Accrued shareholder servicing fees (Note 6)	77,500	44,411	4,337
Payable to third party administrator (Note 6)	13,500	7,100	3,100
Accrued chief compliance officer fees (Note 6)	1,983	780	176
Other accrued expenses	32,809	21,812	17,057
Total liabilities	2,168,660	2,737,719	59,579
Net Assets	$610,819,005	$242,355,665	$52,122,447

Net Assets Consists of
Paid-in capital	$502,126,466	$239,670,311	$33,403,633
Distributable earnings	108,692,539	2,685,354	18,718,814
Net Assets	$610,819,005	$242,355,665	$52,122,447

Net Assets
Retail	$9,414,073	$53,652,418	$1,662,568
Institutional	601,404,932	188,703,247	50,459,879
Shares of Beneficial Interest Outstanding
Retail	634,590	2,337,750	131,438
Institutional	40,490,248	8,022,981	3,972,991
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$14.83	$22.95	$12.65
Institutional	$14.85	$23.52	$12.70

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	97

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2021

			Segall Bryant
	Segall Bryant &	Segall Bryant &	& Hamill
	Hamill	Hamill Emerging	International
	All Cap Fund	Markets Fund	Small Cap Fund
Assets
Investments, at cost	$93,847,827	$50,892,294	$138,523,991
Investments, at value	$183,558,377	$57,615,445	$154,669,772
Cash equivalents (Note 2)	3,956,495	465,072	354,395
Foreign currency, at value (Cost $—, $79,733, and $2,567, respectively)	—	80,939	2,515
Receivable for Fund shares sold	43,622	—	—
Dividends and interest receivable	38,317	132,314	372,936
Foreign tax reclaims receivable	547	1,800	848,778
Other assets	30,292	22,565	30,604
Total assets	187,627,650	58,318,135	156,279,000

Liabilities
Payable for Fund shares redeemed	34,279	—	—
Payable for investment securities purchased	—	79,609	—
Accrued foreign capital gains on appreciated securities	—	257,372	—
Payable to Adviser (Note 6)	106,324	23,932	118,472
Accrued shareholder servicing fees (Note 6)	27,780	6,200	37,500
Payable to third party administrator (Note 6)	5,900	3,600	5,300
Accrued chief compliance officer fees (Note 6)	619	194	509
Other accrued expenses	19,751	64,104	70,916
Total liabilities	194,653	435,011	232,697
Net Assets	$187,432,997	$57,883,124	$156,046,303

Net Assets Consists of
Paid-in capital	$95,327,578	$52,836,839	$215,494,377
Distributable earnings (accumulated deficit)	92,105,419	5,046,285	(59,448,074)
Net Assets	$187,432,997	$57,883,124	$156,046,303

Net Assets
Retail	$974,380	$3,223,578	$47,301,267
Institutional	186,458,617	54,659,546	108,745,036
Shares of Beneficial Interest Outstanding
Retail	39,762	353,443	4,081,350
Institutional	7,604,264	5,976,729	9,367,202
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$24.51	$9.12	$11.59
Institutional	$24.52	$9.15	$11.61

See Notes to Financial Statements.
98	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2021

	Segall Bryant
	& Hamill
	Fundamental	Segall Bryant &	Segall Bryant &	Segall Bryant &
	International	Hamill Global	Hamill Workplace Hamill Short Term
	Small Cap Fund	All Cap Fund	Equality Fund	Plus Fund
Assets
Investments, at cost	$69,127,107	$27,654,334	$21,446,774	$50,623,046
Investments, at value	$88,993,579	$38,238,177	$28,459,452	$50,368,946
Cash equivalents (Note 2)	3,722,643	344,214	994,952	1,182,437
Unrealized gain on forward foreign currency contracts	375,483	—	—	—
Receivable for Fund shares sold	20,530	142	105,980	—
Dividends and interest receivable	37,410	15,065	14,765	428,849
Foreign tax reclaims receivable	18,273	147,015	—	—
Other assets	26,710	15,474	14,225	9,907
Total assets	93,194,628	38,760,087	29,589,374	51,990,139

Liabilities
Unrealized loss on forward foreign currency contracts	575,143	—	—	—
Payable for Fund shares redeemed	66,070	—	—	—
Payable for investment securities purchased	36,222	—	—	—
Payable to Adviser (Note 6)	61,995	37,971	13,775	2,931
Accrued shareholder servicing fees (Note 6)	23,841	6,408	5,130	10,554
Payable to third party administrator (Note 6)	4,400	3,600	3,100	3,500
Accrued chief compliance officer fees (Note 6)	291	127	97	169
Other accrued expenses	22,753	16,414	15,297	22,194
Total liabilities	790,715	64,520	37,399	39,348
Net Assets	$92,403,913	$38,695,567	$29,551,975	$51,950,791

Net Assets Consists of
Paid-in capital	$68,181,426	$27,642,683	$22,492,804	$52,249,204
Distributable earnings (accumulated deficit)	24,222,487	11,052,884	7,059,171	(298,413)
Net Assets	$92,403,913	$38,695,567	$29,551,975	$51,950,791

Net Assets
Retail	$42,321,900	$33,820,862	$11,707,176	$11,896,495
Institutional	50,082,013	4,874,705	17,844,799	40,054,296
Shares of Beneficial Interest Outstanding
Retail	1,732,696	3,069,765	1,488,236	1,183,168
Institutional	1,898,904	448,666	2,196,872	3,978,945
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$24.43	$11.02	$7.87	$10.05
Institutional	$26.37	$10.86	$8.12	$10.07

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	99

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2021

			Segall Bryant &
	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Plus	Hamill Quality	Opportunities	Hamill Colorado
	Bond Fund	High Yield Fund	Fund	Tax Free Fund
Assets
Investments, at cost	$1,000,164,623	$96,143,949	$255,142,789	$546,528,591
Investments, at value	$1,037,005,538	$98,374,270	$262,045,690	$567,054,228
Cash equivalents (Note 2)	7,265,661	2,414,958	11,605,694	18,577,027
Receivable for Fund shares sold	255,549	31,802	199,070	317,648
Receivable for investment securities sold	6,215,750	—	—	—
Dividends and interest receivable	7,436,550	1,283,422	2,755,874	3,054,765
Other assets	56,594	17,310	22,185	28,675
Total assets	1,058,235,642	102,121,762	276,628,513	589,032,343

Liabilities
Payable for Fund shares redeemed	320,862	30,088	930,025	15,067
Payable for investment securities purchased	2,187,342	—	—	1,454,320
Payable to Adviser (Note 6)	250,206	35,525	68,735	193,770
Accrued shareholder servicing fees (Note 6)	260,000	21,819	47,817	152,627
Payable to third party administrator (Note 6)	22,800	4,500	7,700	13,200
Accrued chief compliance officer fees (Note 6)	3,540	335	910	1,936
Other accrued expenses	53,600	23,343	27,684	39,017
Total liabilities	3,098,350	115,610	1,082,871	1,869,937
Net Assets	$1,055,137,292	$102,006,152	$275,545,642	$587,162,406

Net Assets Consists of
Paid-in capital	$1,020,504,506	$108,359,115	$270,918,171	$573,903,984
Distributable earnings (accumulated deficit)	34,632,786	(6,352,963)	4,627,471	13,258,422
Net Assets	$1,055,137,292	$102,006,152	$275,545,642	$587,162,406

Net Assets
Retail	$466,062,886	$39,879,082	$42,055,720	$216,616,763
Institutional	589,074,406	62,127,070	233,489,922	370,545,643
Shares of Beneficial Interest Outstanding
Retail	42,944,997	4,331,403	3,817,012	18,182,339
Institutional	54,834,212	6,826,323	21,176,761	30,982,458
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$10.85	$9.21	$11.02	$11.91
Institutional	$10.74	$9.10	$11.03	$11.96

See Notes to Financial Statements.
100	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2021

	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap
	Value Fund	Growth Fund	Core Fund
Investment Income
Dividends	$6,792,661	$523,557	$306,972
Non-cash dividend income	—	—	154,511
Interest	1,894	462	148
Foreign taxes withheld	(10,394)	(4,536)	(2,382)
Total income	6,784,161	519,483	459,249

Expenses
Investment advisory fees (Note 6)	4,575,363	1,169,266	427,151
Shareholder servicing fees (Note 6)
Retail Class	12,164	79,796	8,170
Institutional Class	412,455	118,063	14,938
Administrative fees (Note 6)	190,080	66,674	21,765
Registration and filing fees	83,852	63,079	51,294
Custodian fees	31,349	17,802	16,809
Trustee fees and expenses	60,826	20,170	5,581
Transfer agent fees (Note 6)	21,899	24,058	20,415
Independent pricing service fees	1,014	1,376	1,226
Shareholder reporting fees	45,281	17,016	1,255
Audit and tax preparation fees	16,806	13,494	13,412
Insurance expense	21,307	6,561	2,467
Chief compliance officer fees (Note 6)	23,838	7,557	2,231
Legal fees	18,437	5,540	1,807
Other	16,158	13,031	7,641
Total expenses before waivers/reimbursements	5,530,829	1,623,483	596,162
Expenses waived/reimbursed by investment adviser	—	—	(62,820)
Net expenses	5,530,829	1,623,483	533,342
Net Investment Income (Loss)	1,253,332	(1,104,000)	(74,093)

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	37,263,573	22,565,130	5,943,663
Change in unrealized net appreciation/depreciation on:
Investments	34,670,349	(5,293,483)	5,108,617
Net realized and unrealized gains	71,933,922	17,271,647	11,052,280
Net Increase in Net Assets Resulting From Operations	$73,187,254	$16,167,647	$10,978,187

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	101

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2021

				Segall Bryant
	Segall Bryant &	Segall Bryant &		& Hamill
	Hamill	Hamill Emerging		International
	All Cap Fund	Markets Fund		Small Cap Fund
Investment Income
Dividends	$1,469,104	$2,588,372		$7,637,746
Interest	221	13		29
Foreign taxes withheld	(16,677)	(279,670)		(904,234)
Total income	1,452,648	2,308,715		6,733,541

Expenses
Investment advisory fees (Note 6)	1,227,718	511,580		1,700,279
Shareholder servicing fees (Note 6)
Retail Class	467	6,900		174,096
Institutional Class	176,711	25,946		45,854
Administrative fees (Note 6)	69,358	27,827		69,363
Registration and filing fees	51,145	53,474		50,268
Custodian fees	12,794	183,779		107,995
Trustee fees and expenses	19,652	6,053		19,421
Transfer agent fees (Note 6)	20,327	20,683		20,476
Independent pricing service fees	846	65,433		41,875
Shareholder reporting fees	20,036	2,813		2,926
Audit and tax preparation fees	13,547	18,548		20,548
Insurance expense	9,382	2,250		10,766
Chief compliance officer fees (Note 6)	7,864	2,358		7,827
Legal fees	6,328	1,860		6,399
Other	10,257	37,674		10,722
Total expenses before waivers/reimbursements	1,646,432	967,178		2,288,815
Expenses waived/reimbursed by investment adviser	(59,877)	(263,216)		(237,340)
Net expenses	1,586,555	703,962		2,051,475
Net Investment Income (Loss)	(133,907)	1,604,753		4,682,066

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	19,731,384	2,830,020	(a)	26,190,049
Foreign currency	(157)	45,087		(79,143)
	19,731,227	2,875,107		26,110,906
Change in unrealized net appreciation/depreciation on:
Investments	29,308,203	(2,268,221	) (b)	(7,430,763)
Translation of assets and liabilities denoted in foreign currencies	—	1,159		(51,355)
	29,308,203	(2,267,062)		(7,482,118)
Net realized and unrealized gains	49,039,430	608,045		18,628,788
Net Increase in Net Assets Resulting From Operations	$48,905,523	$2,212,798		$23,310,854

(a)	Net of foreign capital gains tax of $155,130.

(b)	Net of deferred foreign capital gains tax of $257,372.

See Notes to Financial Statements.
102	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2021

	Segall Bryant
	& Hamill
	Fundamental	Segall Bryant &	Segall Bryant &	Segall Bryant &
	International	Hamill Global	Hamill Workplace Hamill Short Term
	Small Cap Fund	All Cap Fund	Equality Fund	Plus Fund
Investment Income
Dividends	$547,733	$401,154	$242,625	$—
Interest	252	37	34	377,829
Foreign taxes withheld	(123,299)	(16,098)	(339)	—
Total income	424,686	385,093	242,320	377,829

Expenses
Investment advisory fees (Note 6)	703,541	237,966	164,347	99,818
Shareholder servicing fees (Note 6)
Retail Class	81,009	30,125	11,977	16,043
Institutional Class	31,893	3,779	14,809	33,092
Administrative fees (Note 6)	32,084	21,424	17,946	20,948
Registration and filing fees	53,235	50,754	49,030	28,576
Custodian fees	27,893	15,576	12,118	11,264
Trustee fees and expenses	7,743	3,750	2,717	4,432
Transfer agent fees (Note 6)	23,903	25,080	20,824	20,076
Independent pricing service fees	7,529	3,890	730	14,774
Shareholder reporting fees	9,235	7,585	1,992	1,331
Audit and tax preparation fees	16,556	13,521	13,515	17,511
Insurance expense	2,976	2,088	1,225	1,500
Chief compliance officer fees (Note 6)	2,935	1,517	1,057	1,677
Legal fees	2,132	1,188	792	1,274
Other	11,540	12,592	7,918	6,120
Total expenses before waivers/reimbursements	1,014,204	430,835	320,997	278,436
Expenses waived/reimbursed by investment adviser	(182,617)	(111,208)	(118,182)	(112,708)
Net expenses	831,587	319,627	202,815	165,728
Net Investment Income (Loss)	(406,901)	65,466	39,505	212,101

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	9,620,619	2,072,353	1,713,342	76,508
Forward foreign currency contracts	(603,045)	—	—	—
Foreign currency	(61,542)	(217)	—	—
	8,956,032	2,072,136	1,713,342	76,508
Change in unrealized net appreciation/depreciation on:
Investments	(82,943)	6,205,852	4,021,696	(388,055)
Forward foreign currency contracts	25,612	—	—	—
Translation of assets and liabilities denoted in foreign currencies	19,062	(6,208)	—	—
	(38,269)	6,199,644	4,021,696	(388,055)
Net realized and unrealized gains (losses)	8,917,763	8,271,780	5,735,038	(311,547)
Net Increase (Decrease) in Net Assets Resulting From Operations	$8,510,862	$8,337,246	$5,774,543	$(99,446)

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	103

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2021

			Segall Bryant &
	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Plus	Hamill Quality	Opportunities	Hamill Colorado
	Bond Fund	High Yield Fund	Fund	Tax Free Fund
Investment Income
Interest	$28,975,620	$3,876,512	$4,963,208	$11,182,513

Expenses
Investment advisory fees (Note 6)	3,835,942	422,170	772,424	1,900,710
Shareholder servicing fees (Note 6)
Retail Class	1,232,649	85,453	83,588	498,230
Institutional Class	430,213	44,038	150,857	287,810
Administrative fees (Note 6)	354,609	39,503	79,454	180,801
Registration and filing fees	73,383	57,358	89,473	39,534
Custodian fees	21,849	11,545	11,347	12,765
Trustee fees and expenses	111,608	9,907	23,883	56,768
Transfer agent fees (Note 6)	31,105	21,450	21,747	22,132
Independent pricing service fees	37,622	14,631	29,769	49,640
Shareholder reporting fees	91,973	10,879	7,173	12,854
Audit and tax preparation fees	19,659	17,570	15,556	15,555
Insurance expense	63,679	4,508	9,378	26,644
Chief compliance officer fees (Note 6)	45,449	3,914	9,219	22,558
Legal fees	36,820	3,065	6,919	17,789
Other	36,721	9,617	9,213	16,368
Total expenses before waivers/reimbursements	6,423,281	755,608	1,320,000	3,160,158
Expenses waived/reimbursed by investment adviser	(1,261,563)	(45,360)	(166,305)	(132,664)
Net expenses	5,161,718	710,248	1,153,695	3,027,494
Net Investment Income	23,813,902	3,166,264	3,809,513	8,155,019

Realized and Unrealized Gains (Losses)
Net realized gains on:
Investments	7,750,023	909,927	411,990	2,100,578

Change in unrealized net appreciation/depreciation on:
Investments	(36,682,058)	(1,099,993)	1,560,791	135,265

Net realized and unrealized gains (losses)	(28,932,035)	(190,066)	1,972,781	2,235,843
Net Increase (Decrease) in Net Assets Resulting From Operations	$(5,118,133)	$2,976,198	$5,782,294	$10,390,862

See Notes to Financial Statements.
104	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill		Segall Bryant & Hamill
	Small Cap Value Fund		Small Cap Growth Fund		Small Cap Core Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$1,253,332	$2,157,920	$(1,104,000)	$(398,285)	$(74,093)	$(19,193)
Net realized gains (losses)	37,263,573	(11,590,747)	22,565,130	13,380,135	5,943,663	1,216,814
Change in unrealized net appreciation/ depreciation	34,670,349	75,037,691	(5,293,483)	28,532,885	5,108,617	7,260,152
Net increase in net assets resulting from operations	73,187,254	65,604,864	16,167,647	41,514,735	10,978,187	8,457,773

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(416,535)	(20,967)	—	—	(291,052)	—
Institutional	(26,594,822)	(3,441,467)	—	—	(8,394,213)	—
Decrease in net assets from distributions to shareholders	(27,011,357)	(3,462,434)	—	—	(8,685,265)	—

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	3,050,835	874,628	49,463,143	8,151,645	1,417,224	3,794,326
Institutional	337,970,835	238,806,758	85,691,386	23,047,734	785,331	3,100,147
Shares issued in reinvestment of distributions
Retail	393,533	19,603	—	—	283,977	—
Institutional	20,138,349	3,160,318	—	—	5,218,137	—
Cost of shares redeemed
Retail	(1,455,490)	(832,665)	(9,489,046)	(1,476,848)	(4,693,733)	(43,464)
Institutional	(217,902,088)	(78,883,341)	(21,282,278)	(24,609,577)	(2,020,789)	(4,483,131)
Net assets received in conjunction with fund merger
Retail	—	5,056,578	—	—	—	—
Institutional	—	22,201,598	—	—	—	—
Net increase resulting from beneficial interest transactions	142,195,974	190,403,477	104,383,205	5,112,954	990,147	2,367,878
Total net increase in net assets	188,371,871	252,545,907	120,550,852	46,627,689	3,283,069	10,825,651

Net Assets
Beginning of year	422,447,134	169,901,227	121,804,813	75,177,124	48,839,378	38,013,727
End of year	$610,819,005	$422,447,134	$242,355,665	$121,804,813	$52,122,447	$48,839,378

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	105

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

			Segall Bryant & Hamill		Segall Bryant & Hamill
	Segall Bryant & Hamill All Cap Fund		Emerging Markets Fund		International Small Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(133,907)	$208,554	$1,604,753	$616,777	$4,682,066	$3,952,615
Net realized gains (losses)	19,731,227	6,817,065	2,875,107	(1,262,269)	26,110,906	(36,744,742)
Change in unrealized net appreciation/ depreciation	29,308,203	27,512,959	(2,267,062)	3,195,161	(7,482,118)	2,589,567
Net increase (decrease) in net assets resulting from operations	48,905,523	34,538,578	2,212,798	2,549,669	23,310,854	(30,202,560)

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(97,778)	(10,411)	(151,486)	(43,658)	(2,500,281)	(973,613)
Institutional	(19,288,179)	(2,265,665)	(2,874,710)	(772,321)	(5,758,347)	(1,890,423)
Decrease in net assets from distributions to shareholders	(19,385,957)	(2,276,076)	(3,026,196)	(815,979)	(8,258,628)	(2,864,036)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	232,310	692,983	952,069	538,341	855,562	20,774,333
Institutional	28,911,778	36,351,738	10,154,946	12,526,617	18,937,214	20,637,934
Shares issued in reinvestment of distributions
Retail	96,085	10,258	151,486	43,658	633,678	968,794
Institutional	19,024,468	2,245,913	1,615,449	753,804	5,263,684	1,818,728
Cost of shares redeemed
Retail	(47,223)	(215,064)	(824,059)	(413,579)	(23,848,137)	(9,769,107)
Institutional	(60,719,508)	(21,673,390)	(1,364,913)	(2,569,524)	(44,380,383)	(104,764,777)
Net increase (decrease) resulting from beneficial interest transactions	(12,502,090)	17,412,438	10,684,978	10,879,317	(42,538,382)	(70,334,095)
Total net increase (decrease) in net assets	17,017,476	49,674,940	9,871,580	12,613,007	(27,486,156)	(103,400,691)

Net Assets
Beginning of year	170,415,521	120,740,581	48,011,544	35,398,537	183,532,459	286,933,150
End of year	$187,432,997	$170,415,521	$57,883,124	$48,011,544	$156,046,303	$183,532,459

See Notes to Financial Statements.
106	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Fundamental		Segall Bryant & Hamill		Segall Bryant & Hamill
	International Small Cap Fund		Global All Cap Fund		Workplace Equality Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(406,901)	$(147,482)	$65,466	$716,024	$39,505	$212,191
Net realized gains	8,956,032	3,480,377	2,072,136	5,141,109	1,713,342	600,603
Change in unrealized net appreciation/ depreciation	(38,269)	8,737,567	6,199,644	(5,993,839)	4,021,696	534,645
Net increase (decrease) in net assets resulting from operations	8,510,862	12,070,462	8,337,246	(136,706)	5,774,543	1,347,439

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(3,257,813)	(1,735,756)	(1,980,616)	(5,902,295)	(805,364)	(206,867)
Institutional	(3,650,769)	(752,967)	(291,712)	(570,370)	(1,260,625)	(224,360)
Decrease in net assets from distributions to shareholders	(6,908,582)	(2,488,723)	(2,272,328)	(6,472,665)	(2,065,989)	(431,227)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	12,663,816	5,346,681	168,540	219,977	1,212,464	960,943
Institutional	42,479,988	7,189,820	1,198,548	3,015,142	4,642,427	2,585,710
Shares issued in reinvestment of distributions
Retail	3,241,291	1,725,674	1,851,873	5,425,870	799,569	205,081
Institutional	3,570,077	738,701	291,654	568,280	1,232,146	217,335
Cost of shares redeemed
Retail	(9,571,092)	(8,410,969)	(5,853,444)	(13,773,899)	(1,299,150)	(1,931,919)
Institutional	(10,706,447)	(4,592,439)	(623,868)	(2,354,031)	(1,439,188)	(442,442)
Net increase (decrease) resulting from beneficial interest transactions	41,677,633	1,997,468	(2,966,697)	(6,898,661)	5,148,268	1,594,708
Total net increase (decrease) in net assets	43,279,913	11,579,207	3,098,221	(13,508,032)	8,856,822	2,510,920

Net Assets
Beginning of year	49,124,000	37,544,793	35,597,346	49,105,378	20,695,153	18,184,233
End of year	$92,403,913	$49,124,000	$38,695,567	$35,597,346	$29,551,975	$20,695,153

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	107

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill		Segall Bryant & Hamill
	Short Term Plus Fund		Plus Bond Fund		Quality High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
Operations
Net investment income	$212,101	$191,449	$23,813,902	$25,876,175	$3,166,264	$2,528,256
Net realized gains	76,508	54,927	7,750,023	19,316,492	909,927	513,028
Change in unrealized net appreciation/ depreciation	(388,055)	111,293	(36,682,058)	39,662,673	(1,099,993)	1,859,160
Net increase (decrease) in net assets resulting from operations	(99,446)	357,669	(5,118,133)	84,855,340	2,976,198	4,900,444

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(55,271)	(26,922)	(15,291,464)	(23,520,739)	(1,388,983)	(1,577,977)
Institutional	(287,775)	(208,475)	(18,728,556)	(20,086,116)	(1,927,139)	(1,103,106)
Decrease in net assets from distributions to shareholders	(343,046)	(235,397)	(34,020,020)	(43,606,855)	(3,316,122)	(2,681,083)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	12,423,094	2,457,046	68,960,401	123,454,842	6,338,669	12,363,127
Institutional	33,672,972	24,340,928	200,483,179	160,786,766	26,601,286	26,628,869
Shares issued in reinvestment of distributions
Retail	55,271	26,922	15,118,125	23,273,538	1,330,990	1,509,714
Institutional	278,284	200,699	17,133,640	18,141,150	1,891,759	1,078,857
Cost of shares redeemed
Retail	(3,473,502)	(417,464)	(194,020,710)	(174,569,496)	(9,856,291)	(12,360,999)
Institutional	(17,119,670)	(7,367,948)	(133,949,714)	(97,400,061)	(7,099,896)	(9,671,688)
Net increase (decrease) resulting from beneficial interest transactions	25,836,449	19,240,183	(26,275,079)	53,686,739	19,206,517	19,547,880
Total net increase (decrease) in net assets	25,393,957	19,362,455	(65,413,232)	94,935,224	18,866,593	21,767,241

Net Assets
Beginning of year	26,556,834	7,194,379	1,120,550,524	1,025,615,300	83,139,559	61,372,318
End of year	$51,950,791	$26,556,834	$1,055,137,292	$1,120,550,524	$102,006,152	$83,139,559

See Notes to Financial Statements.
108	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill
	Municipal Opportunities Fund		Colorado Tax Free Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations
Net investment income	$3,809,513	$2,547,431	$8,155,019	$9,005,450
Net realized gains	411,990	1,325,140	2,100,578	1,470,979
Change in unrealized net appreciation/depreciation	1,560,791	4,000,450	135,265	10,297,563
Net increase in net assets resulting from operations	5,782,294	7,873,021	10,390,862	20,773,992

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(888,141)	(593,632)	(4,549,634)	(5,107,006)
Institutional	(5,279,457)	(3,341,693)	(7,830,710)	(7,155,178)
Decrease in net assets from distributions to shareholders	(6,167,598)	(3,935,325)	(12,380,344)	(12,262,184)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	26,105,978	21,492,605	60,458,917	93,308,302
Institutional	119,955,842	90,080,121	115,221,186	107,684,107
Shares issued in reinvestment of distributions
Retail	782,090	583,759	4,399,110	4,933,623
Institutional	5,118,746	3,188,822	6,983,356	6,313,429
Cost of shares redeemed
Retail	(13,133,062)	(5,680,211)	(52,813,083)	(57,777,135)
Institutional	(37,061,674)	(13,196,461)	(40,156,337)	(44,666,500)
Net increase resulting from beneficial interest transactions	101,767,920	96,468,635	94,093,149	109,795,826
Total net increase in net assets	101,382,616	100,406,331	92,103,667	118,307,634

Net Assets
Beginning of year	174,163,026	73,756,695	495,058,739	376,751,105
End of year	$275,545,642	$174,163,026	$587,162,406	$495,058,739

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	109

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Retail	2021	2020	2019(a)
Net asset value, beginning of period	$13.34	$12.71	$12.34
Income from investment operations:
Net investment income(b)	0.02	0.23	0.01
Net realized and unrealized gains on investments	2.15	0.53	0.36
Total from investment operations	2.17	0.76	0.37

Less dividends and distributions:
Distributions from net investment income	(0.01)	(0.04)	—
Distributions from net realized gains	(0.67)	(0.09)	—
Total distributions	(0.68)	(0.13)	—
Net asset value, end of period	$14.83	$13.34	$12.71

Total Return	16.47%	6.14%	3.00	% (c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$9,414	$6,701	$10

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.04%	1.08%	1.06	% (d)
Without fee waivers/reimbursements	1.04%	1.08%	1.06	% (d)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	0.13%	1.93%	1.37	% (d)
Without fee waivers/reimbursements	0.13%	1.93%	1.37	% (d)
Portfolio turnover rate	32%	44%	28	% (c)(e)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

(e)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.
110	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

			Six Months
	Year Ended	Year Ended	Ended		Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,		June 30,	June 30,		June 30,
Institutional	2021	2020	2019(a)		2019	2018		2017
Net asset value, beginning of period	$13.35	$12.71	$12.59		$13.18	$12.17		$10.33
Income from investment operations:
Net investment income(b)	0.03	0.10	0.09		0.10	0.05		0.01
Net realized and unrealized gains on investments	2.16	0.67	0.80		0.42	1.81		1.86
Total from investment operations	2.19	0.77	0.89		0.52	1.86		1.87

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.11)		(0.08)	(0.02)		(0.01)
Distributions from net realized gains	(0.67)	(0.09)	(0.66)		(1.03)	(0.83)		(0.02)
Total distributions	(0.69)	(0.13)	(0.77)		(1.11)	(0.85)		(0.03)

Paid-in capital from redemption fees	—	—	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$14.85	$13.35	$12.71		$12.59	$13.18		$12.17

Total Return	16.62%	6.22%	7.30	% (d)	5.33%	15.63%		18.07%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$601,405	$415,747	$169,891		$141,192	$106,836		$63,072

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.97%	0.99%	0.99	% (e)	0.99%	1.01	% (f)	1.15	% (g)
Without fee waivers/reimbursements	0.97%	1.01%	1.14	% (e)	1.14%	1.25%		1.39%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.22%	0.89%	1.38	% (e)	0.81%	0.42%		0.09%
Without fee waivers/reimbursements	0.22%	0.87%	1.23	% (e)	0.66%	0.18%		(0.15)%
Portfolio turnover rate	32%	44%	28	% (d)	68%	59%		70%

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 1.08% to 0.99% effective November 1, 2017.

(g)	Contractual expense limitation changed from 1.20% to 1.08% effective February 1, 2017.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	111

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Retail	2021	2020	2019	2018(a)		2017
Net asset value, beginning of year	$20.56	$13.04	$10.15	$12.72		$10.89
Income (loss) from investment operations:
Net investment loss(b)	(0.17)	(0.08)	(0.06)	(0.11)		(0.10)
Net realized and unrealized gains on investments	2.56	7.60	2.95	0.63		2.93
Total from investment operations	2.39	7.52	2.89	0.52		2.83

Less dividends and distributions:
Distributions from net realized gains	—	—	—	(2.95)		(1.00)
Return of capital	—	—	—	(0.14)		—
Total distributions	—	—	—	(3.09)		(1.00)
Net asset value, end of year	$22.95	$20.56	$13.04	$10.15		$12.72

Total Return	11.62%	57.67%	28.47%	3.19%		25.98%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$53,652	$11,786	$2,836	$1,570		$930

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.03%	1.04%	1.12%	1.24	% (c)	1.26	% (d)
Without fee waivers/reimbursements	1.03%	1.04%	1.12%	3.09%		2.88%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.74)%	(0.54)%	(0.51)%	(0.76)%		(0.80)%
Without fee waivers/reimbursements	(0.74)%	(0.54)%	(0.51)%	(2.61)%		(2.42)%
Portfolio turnover rate	35%	54%	28%	83%		51%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.

(b)	Calculated using the average shares method.

(c)	Contractual expense limitation changed from 1.24% to 1.14% effective December 20, 2018.

(d)	Contractual expense limitation changed from 1.30% to 1.24% effective April 30, 2017.

See Notes to Financial Statements.
112	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2021	2020	2019	2018(a)	2017
Net asset value, beginning of year	$21.04	$13.33	$10.36	$12.88	$11.01
Income (loss) from investment operations:
Net investment loss(b)	(0.13)	(0.08)	(0.05)	(0.08)	(0.09)
Net realized and unrealized gains on investments	2.61	7.79	3.02	0.65	2.96
Total from investment operations	2.48	7.71	2.97	0.57	2.87

Less dividends and distributions:
Distributions from net realized gains	—	—	—	(2.95)	(1.00)
Return of capital	—	—	—	(0.14)	—
Total distributions	—	—	—	(3.09)	(1.00)
Net asset value, end of year	$23.52	$21.04	$13.33	$10.36	$12.88

Total Return	11.79%	57.84%	28.67%	3.56%	26.05%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$188,703	$110,018	$72,341	$63,082	$4,791

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.87%	0.97%	0.98%	0.99%	1.20%
Without fee waivers/reimbursements	0.87%	0.97%	0.98%	2.26%	2.74%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.59)%	(0.50)%	(0.38)%	(0.63)%	(0.74)%
Without fee waivers/reimbursements	(0.59)%	(0.50)%	(0.38)%	(1.90)%	(2.28)%
Portfolio turnover rate	35%	54%	28%	83%	51%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	113

Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended
	December 31,	December 31,
Retail	2021	2020
Net asset value, beginning of year	$12.26	$10.00
Income (loss) from investment operations:
Net investment loss(a)	(0.07)	(0.03)
Net realized and unrealized gains on investments	2.82	2.29
Total from investment operations	2.75	2.26

Less dividends and distributions:
Distributions from net realized gains	(2.36)	—
Net asset value, end of year	$12.65	$12.26

Total Return	23.26%	22.60%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$1,663	$4,165

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14%	1.14%
Without fee waivers/reimbursements	1.35%	1.26%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.25)%	(0.26)%
Without fee waivers/reimbursements	(0.46)%	(0.38)%
Portfolio turnover rate	36%	74%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
114	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended
	December 31,	December 31,
Institutional	2021	2020
Net asset value, beginning of year	$12.28	$10.00
Income (loss) from investment operations:
Net investment loss(a)	(0.02)	(0.00	) (b)
Net realized and unrealized gains on investments	2.80	2.28
Total from investment operations	2.78	2.28

Less dividends and distributions:
Distributions from net realized gains	(2.36)	—
Net asset value, end of year	$12.70	$12.28

Total Return	23.48%	22.80%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$50,460	$44,675

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	0.99%
Without fee waivers/reimbursements	1.10%	1.27%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.13)%	(0.05)%
Without fee waivers/reimbursements	(0.24)%	(0.33)%
Portfolio turnover rate	36%	74%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	115

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended		Period Ended
	December 31,	December 31,		December 31,
Retail	2021	2020		2019(a)
Net asset value, beginning of period	$21.15	$17.00		$16.49
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)	0.04		(0.00	) (c)
Net realized and unrealized gains on investments	6.16	4.39		0.51
Total from investment operations	6.15	4.43		0.51

Less dividends and distributions:
Dividends from net investment income	—	(0.03)		—
Distributions from net realized gains	(2.79)	(0.25)		—
Total distributions	(2.79)	(0.28)		—
Net asset value, end of period	$24.51	$21.15		$17.00

Total Return	29.57%	26.08%		3.09	% (d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$974	$583		$10

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.83%	0.79	% (e)	0.98	% (f)
Without fee waivers/reimbursements	0.83%	0.79	% (e)	1.00	% (f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.06)%	0.19%		(0.15	)% (f)
Without fee waivers/reimbursements	(0.06)%	0.19%		(0.17	)% (f)
Portfolio turnover rate	30%	38%		16	% (d)(g)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	During the period there were no shareholder servicing fees expensed for the Retail Class. This may not be representative of long term results.

(f)	Annualized.

(g)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.
116	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

			Six Months
	Year Ended	Year Ended	Ended		Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,		June 30,	June 30,		June 30,
Institutional	2021	2020	2019(a)		2019	2018		2017
Net asset value, beginning of period	$21.16	$17.00	$15.80		$14.76	$13.37		$11.82
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)	0.03	0.01		0.01	(0.01)		0.00	(c)
Net realized and unrealized gains on investments	6.17	4.41	1.25		1.57	1.48		1.55
Total from investment operations	6.15	4.44	1.26		1.58	1.47		1.55

Less dividends and distributions:
Dividends from net investment income	—	(0.03)	(0.01)		—	—		(0.00	) (c)
Distributions from net realized gains	(2.79)	(0.25)	(0.05)		(0.54)	(0.08)		—
Total distributions	(2.79)	(0.28)	(0.06)		(0.54)	(0.08)		(0.00	) (c)

Paid-in capital from redemption fees	—	—	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$24.52	$21.16	$17.00		$15.80	$14.76		$13.37

Total Return	29.55%	26.18%	7.95	% (d)	11.47%	11.01%		13.14%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$186,459	$169,833	$120,730		$104,418	$79,631		$63,463

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.84%	0.84%	0.96	% (e)(f)	0.98%	1.02	% (g)	1.10%
Without fee waivers/reimbursements	0.87%	0.92%	1.12	% (e)	1.14%	1.22%		1.40%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.07)%	0.16%	0.07	% (e)	0.07%	(0.07)%		(0.02)%
Without fee waivers/reimbursements	(0.10)%	0.08%	(0.09	)% (e)	(0.09)%	(0.27)%		(0.32)%
Portfolio turnover rate	30%	38%	16	% (d)	38%	37%		38%

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 0.98% to 0.84% effective December 9, 2019.

(g)	Contractual expense limitation changed from 1.10% to 0.98% effective November 1, 2017.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	117

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

			Two Months
	Year Ended	Year Ended	Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,		October 31,	October 31,	October 31,
Retail*	2021	2020	2019(a)		2019	2018	2017
Net asset value, beginning of period	$9.13	$8.67	$8.27		$7.70	$9.49	$7.60
Income (loss) from investment operations:
Net investment income(b)	0.26	0.14	0.01		0.17	0.18	0.13
Net realized and unrealized gains (losses) on investments	0.21	0.47	0.60		0.62	(1.53)	1.90
Total from investment operations	0.47	0.61	0.61		0.79	(1.35)	2.03

Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.15)	(0.20)		(0.18)	(0.13)	(0.14)
Distributions from net realized gains	(0.18)	—	—		(0.04)	(0.31)	—
Return of capital	—	—	(0.01)		—	—	—
Total distributions	(0.48)	(0.15)	(0.21)		(0.22)	(0.44)	(0.14)

Paid-in capital from redemption fees	—	—	—		—	0.00 (c)	—
Net asset value, end of period	$9.12	$9.13	$8.67		$8.27	$7.70	$9.49

Total Return	5.22%	7.05%	7.52	% (d)	10.64%	(14.96)%	27.27%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,224	$2,954	$2,678		$2,397	$2,043	$3,116

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.38%	1.38%	1.46	% (e)(f)	1.48%	1.48%	1.48%
Without fee waivers/reimbursements	1.86%	2.36%	3.40	% (e)	2.91%	2.49%	2.87%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.65%	1.80%	1.01	% (e)	2.15%	1.97%	1.54%
Without fee waivers/reimbursements	2.17%	0.82%	(0.93	)% (e)	0.72%	0.96%	0.15%
Portfolio turnover rate	91%	91%	23	% (d)	107%	99%	97%

*	Formerly Class A.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 1.48% to 1.38% effective December 9, 2019.

See Notes to Financial Statements.
118	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

			Two Months
	Year Ended	Year Ended	Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,		October 31,	October 31,	October 31,
Institutional*	2021	2020	2019(a)		2019	2018	2017
Net asset value, beginning of period	$9.15	$8.69	$8.31		$7.74	$9.54	$7.63
Income (loss) from investment operations:
Net investment income(b)	0.28	0.15	0.02		0.20	0.20	0.15
Net realized and unrealized gains (losses) on investments	0.21	0.47	0.59		0.62	(1.54)	1.91
Total from investment operations	0.49	0.62	0.61		0.82	(1.34)	2.06

Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.16)	(0.22)		(0.21)	(0.15)	(0.15)
Distributions from net realized gains	(0.18)	—	—		(0.04)	(0.31)	—
Return of capital	—	—	(0.01)		—	—	—
Total distributions	(0.49)	(0.16)	(0.23)		(0.25)	(0.46)	(0.15)

Paid-in capital from redemption fees	—	—	—		—	0.00 (c)	—
Net asset value, end of period	$9.15	$9.15	$8.69		$8.31	$7.74	$9.54

Total Return	5.49%	7.18%	7.51	% (d)	10.97%	(14.81)%	27.68%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$54,660	$45,058	$32,721		$30,836	$29,961	$32,144

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.23%	1.23%	1.23	% (e)	1.23%	1.23%	1.23%
Without fee waivers/reimbursements	1.69%	2.19%	3.14	% (e)	2.66%	2.24%	2.62%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.83%	1.93%	1.18	% (e)	2.40%	2.22%	1.79%
Without fee waivers/reimbursements	2.37%	0.97%	(0.73	)% (e)	0.97%	1.21%	0.40%
Portfolio turnover rate	91%	91%	23	% (d)	107%	99%	97%

*	Formerly Class I.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	119

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

			Two Months
	Year Ended	Year Ended	Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,		October 31,	October 31,	October 31,
Retail*	2021	2020	2019(a)		2019	2018	2017
Net asset value, beginning of period	$10.83	$11.64	$11.39		$11.73	$14.47	$11.74
Income (loss) from investment operations:
Net investment income(b)	0.29	0.16	0.02		0.28	0.26	0.23
Net realized and unrealized gains (losses) on investments	1.09	(0.80)	0.73		(0.38)	(2.27)	2.69
Total from investment operations	1.38	(0.64)	0.75		(0.10)	(2.01)	2.92

Less dividends and distributions:
Dividends from net investment income	(0.62)	(0.17)	(0.49)		(0.25)	(0.29)	(0.19)
Distributions from net realized gains	—	—	—		—	(0.44)	—
Return of capital	—	—	(0.01)		—	—	—
Total distributions	(0.62)	(0.17)	(0.50)		(0.25)	(0.73)	(0.19)

Paid-in capital from redemption fees	—	—	—		0.00 (c)	0.00 (c)	—

Net increase from payment by affiliates	—	—	—		0.01 (d)	—	—
Net asset value, end of period	$11.59	$10.83	$11.64		$11.39	$11.73	$14.47

Total Return	12.97%	(5.51)%	6.73	% (e)	(0.54)%	(14.68)%	25.27%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$47,301	$64,420	$52,668		$49,749	$23,554	$25,240

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.18%	1.18%	1.25	% (f)(g)	1.28%	1.28%	1.28%
Without fee waivers/reimbursements	1.36%	1.36%	1.42	% (f)	1.53%	1.44%	1.47%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.37%	1.68%	0.94	% (f)	2.49%	1.92%	1.80%
Without fee waivers/reimbursements	2.19%	1.50%	0.77	% (f)	2.24%	1.76%	1.61%
Portfolio turnover rate	112%	106%	17	% (e)	121%	111%	101%

*	Formerly Class A.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

(g)	Contractual expense limitation changed from 1.28% to 1.18% effective December 9, 2019.

See Notes to Financial Statements.
120	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

			Two Months
	Year Ended	Year Ended	Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,		October 31,	October 31,	October 31,
Institutional*	2021	2020	2019(a)		2019	2018	2017
Net asset value, beginning of period	$10.85	$11.65	$11.42		$11.77	$14.50	$11.76
Income (loss) from investment operations:
Net investment income(b)	0.31	0.19	0.02		0.30	0.29	0.27
Net realized and unrealized gains (losses) on investments	1.10	(0.82)	0.73		(0.37)	(2.26)	2.68
Total from investment operations	1.41	(0.63)	0.75		(0.07)	(1.97)	2.95

Less dividends and distributions:
Dividends from net investment income	(0.65)	(0.17)	(0.51)		(0.29)	(0.32)	(0.21)
Distributions from net realized gains	—	—	—		—	(0.44)	—
Return of capital	—	—	(0.01)		—	—	—
Total distributions	(0.65)	(0.17)	(0.52)		(0.29)	(0.76)	(0.21)

Paid-in capital from redemption fees	—	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Net increase from payment by affiliates	—	—	—		0.01 (d)	—	—
Net asset value, end of period	$11.61	$10.85	$11.65		$11.42	$11.77	$14.50

Total Return	13.19%	(5.35)%	6.69	% (e)	(0.29)%	(14.40)%	25.60%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$108,745	$119,113	$234,265		$230,883	$351,480	$298,728

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.03%	1.03%	1.03	% (f)	1.03%	1.03%	1.03%
Without fee waivers/reimbursements	1.13%	1.18%	1.20	% (f)	1.28%	1.19%	1.22%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.54%	2.00%	1.15	% (f)	2.74%	2.17%	2.05%
Without fee waivers/reimbursements	2.44%	1.85%	0.98	% (f)	2.49%	2.01%	1.86%
Portfolio turnover rate	112%	106%	17	% (e)	121%	111%	101%

*	Formerly Class I.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	121

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
Retail	2021	2020	2019		2018(a)		2017
Net asset value, beginning of year	$22.86	$18.12	$12.67		$19.76		$15.08
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.22)	(0.08)	0.00	(c)	(0.03)		0.05
Net realized and unrealized gains (losses) on investments	3.83	6.06	5.45		(4.40)		5.01
Total from investment operations	3.61	5.98	5.45		(4.43)		5.06

Less dividends and distributions:
Dividends from net investment income	—	—	—		(0.08)		(0.38)
Distributions from net realized gains	(2.04)	(1.24)	—		(2.58)		—
Total distributions	(2.04)	(1.24)	—		(2.66)		(0.38)
Net asset value, end of year	$24.43	$22.86	$18.12		$12.67		$19.76

Total Return	16.59%	33.23%	43.01%		(22.98)%		33.64%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$42,322	$33,666	$29,098		$28,205		$49,979

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.25%	1.25%	1.32	% (d)(e)	1.44	% (e)	1.44	% (e)
Without fee waivers/reimbursements	1.51%	1.69%	1.85%		1.78%		1.75%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.88)%	(0.43)%	0.00%		(0.18)%		0.27%
Without fee waivers/reimbursements	(1.14)%	(0.87)%	(0.53)%		(0.52)%		(0.04)%
Portfolio turnover rate	56%	59%	31%		57%		48%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Contractual expense limitation changed from 1.50% to 1.25% effective May 1, 2019.

(e)	For the period April 29, 2016 to April 30, 2019, a voluntary additional expense waiver reduced the ratio of expenses to average net assets from 1.50% to 1.44%.

See Notes to Financial Statements.
122	| www.sbhfunds.com

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
Institutional	2021	2020	2019		2018(a)		2017
Net asset value, beginning of year	$24.50	$19.32	$13.48		$20.83		$15.64
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.07)	(0.06)	0.00	(c)	(0.00	) (c)	0.08
Net realized and unrealized gains (losses) on investments	3.98	6.48	5.84		(4.66)		5.22
Total from investment operations	3.91	6.42	5.84		(4.66)		5.30

Less dividends and distributions:
Dividends from net investment income	—	—	—		(0.11)		(0.11)
Distributions from net realized gains	(2.04)	(1.24)	—		(2.58)		—
Total distributions	(2.04)	(1.24)	—		(2.69)		(0.11)
Net asset value, end of year	$26.37	$24.50	$19.32		$13.48		$20.83

Total Return	16.70%	33.45%	43.32%		(22.90)%		33.89%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$50,082	$15,458	$8,446		$20,266		$29,652

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.10%	1.10%	1.20	% (d)	1.29%		1.29%
Without fee waivers/reimbursements	1.36%	1.57%	1.72%		1.62%		1.59%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.21)%	(0.31)%	0.01%		(0.02)%		0.44%
Without fee waivers/reimbursements	(0.47)%	(0.78)%	(0.50)%		(0.35)%		0.14%
Portfolio turnover rate	56%	59%	31%		57%		48%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The contractual expense limitation is 1.10% effective May 1, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	123

Segall Bryant & Hamill Global All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Retail	2021	2020(a)	2019	2018(b)		2017
Net asset value, beginning of year	$9.32	$10.98	$9.52	$11.12		$9.79
Income (loss) from investment operations:
Net investment income(c)	0.02	0.18	0.23	0.20		0.19
Net realized and unrealized gains (losses) on investments	2.36	0.08 (d)	2.16	(1.16)		1.70
Total from investment operations	2.38	0.26	2.39	(0.96)		1.89

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.18)	(0.25)	(0.19)		(0.18)
Distributions from net realized gains	(0.64)	(1.74)	(0.68)	(0.45)		(0.38)
Total distributions	(0.68)	(1.92)	(0.93)	(0.64)		(0.56)
Net asset value, end of year	$11.02	$9.32	$10.98	$9.52		$11.12

Total Return	25.83%	2.95%	25.36%	(8.70)%		19.56%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$33,821	$32,224	$46,375	$41,887		$50,894

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%	0.89%	0.89%	0.99	% (e)	0.99%
Without fee waivers/reimbursements	1.18%	1.29%	1.22%	1.22%		1.20%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.16%	1.83%	2.14%	1.88%		1.83%
Without fee waivers/reimbursements	(0.13)%	1.43%	1.81%	1.65%		1.62%
Portfolio turnover rate	24%	132%	40%	59%		17%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

(b)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.

(c)	Calculated using the average shares method.

(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting the net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(e)	Contractual expense limitation changed from 0.99% to 0.89% effective December 20, 2018.

See Notes to Financial Statements.
124	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Institutional	2021	2020(a)	2019	2018(b)		2017
Net asset value, beginning of year	$9.20	$10.86	$9.43	$11.04		$9.71
Income (loss) from investment operations:
Net investment income(c)	0.03	0.18	0.24	0.23		0.20
Net realized and unrealized gains (losses) on investments	2.33	0.09 (d)	2.14	(1.16)		1.70
Total from investment operations	2.36	0.27	2.38	(0.93)		1.90

Less dividends and distributions:
Dividends from net investment income	(0.06)	(0.19)	(0.27)	(0.23)		(0.19)
Distributions from net realized gains	(0.64)	(1.74)	(0.68)	(0.45)		(0.38)
Total distributions	(0.70)	(1.93)	(0.95)	(0.68)		(0.57)
Net asset value, end of year	$10.86	$9.20	$10.86	$9.43		$11.04

Total Return	25.94%	3.04%	25.55%	(8.53)%		19.78%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$4,875	$3,373	$2,730	$2,589		$5,148

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.74%	0.74%	0.84	% (e)	0.90%
Without fee waivers/reimbursements	1.17%	1.20%	1.12%	1.09%		1.09%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.29%	1.83%	2.32%	2.11%		1.91%
Without fee waivers/reimbursements	(0.14)%	1.37%	1.94%	1.86%		1.72%
Portfolio turnover rate	24%	132%	40%	59%		17%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

(b)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.

(c)	Calculated using the average shares method.

(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting the net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(e)	Contractual expense limitation changed from 0.84% to 0.74% effective December 20, 2018.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	125

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
Retail	2021		2020	2019(a)	2018(b)	2017
Net asset value, beginning of year	$6.72		$6.45	$5.41	$6.01	$6.38
Income (loss) from investment operations:
Net investment income(c)	0.01		0.07	0.12	0.11	0.12
Net realized and unrealized gains (losses) on investments	1.72		0.35	1.33	(0.18)	0.93
Total from investment operations	1.73		0.42	1.45	(0.07)	1.05

Less dividends and distributions:
Dividends from net investment income	(0.00	) (d)	(0.08)	(0.11)	(0.21)	(0.21)
Distributions from net realized gains	(0.58)		(0.07)	(0.30)	(0.32)	(1.21)
Total distributions	(0.58)		(0.15)	(0.41)	(0.53)	(1.42)
Net asset value, end of year	$7.87		$6.72	$6.45	$5.41	$6.01

Total Return	26.18%		6.81%	26.85%	(1.36)%	16.73%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$11,707		$9,397	$9,846	$8,131	$10,022

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%		0.89%	0.89%	0.89%	0.98	% (e)
Without fee waivers/reimbursements	1.28%		1.53%	1.57%	1.86%	1.76%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.07%		1.19%	1.92%	1.85%	1.82%
Without fee waivers/reimbursements	(0.32)%		0.55%	1.24%	0.88%	1.04%
Portfolio turnover rate	49%		97%	41%	43%	0%

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.

(c)	Calculated using the average shares method.

(d)	Less than $0.005 per share.

(e)	Contractual expense limitation changed from 1.15% to 0.89% effective April 30, 2017.

See Notes to Financial Statements.
126	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2021	2020	2019(a)	2018(b)	2017
Net asset value, beginning of year	$6.93	$6.64	$5.55	$6.12	$6.61
Income (loss) from investment operations:
Net investment income(c)	0.02	0.08	0.14	0.13	0.13
Net realized and unrealized gains (losses) on investments	1.77	0.36	1.37	(0.20)	0.97
Total from investment operations	1.79	0.44	1.51	(0.07)	1.10

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.12)	(0.18)	(0.38)
Distributions from net realized gains	(0.58)	(0.07)	(0.30)	(0.32)	(1.21)
Total distributions	(0.60)	(0.15)	(0.42)	(0.50)	(1.59)
Net asset value, end of year	$8.12	$6.93	$6.64	$5.55	$6.12

Total Return	26.14%	6.98%	27.22%	(1.25)%	16.92%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$17,845	$11,299	$8,339	$298	$155

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.74%	0.74%	0.74%	0.92%
Without fee waivers/reimbursements	1.26%	1.54%	1.41%	1.76%	1.61%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.22%	1.26%	2.11%	2.11%	1.82%
Without fee waivers/reimbursements	(0.30)%	0.46%	1.44%	1.09%	1.13%
Portfolio turnover rate	49%	97%	41%	43%	0%

(a)	Prior to April 30, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.

(c)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	127

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31,	December 31,	December 31,		December 31,
Retail	2021	2020	2019		2018(a)
Net asset value, beginning of period	$10.15	$10.11	$10.02		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.05	0.12	0.25		0.01
Net realized and unrealized gains (losses) on investments	(0.08)	0.08	0.10		0.01
Total from investment operations	(0.03)	0.20	0.35		0.02

Less dividends and distributions:
Dividends from net investment income	(0.06)	(0.15)	(0.26)		—
Distributions from net realized gains	(0.01)	(0.01)	(0.00	) (c)	—
Total distributions	(0.07)	(0.16)	(0.26)		—
Net asset value, end of period	$10.05	$10.15	$10.11		$10.02

Total Return	(0.23)%	2.05%	3.57%		0.20	% (d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$11,896	$2,989	$915		$200

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.49%	0.49%	0.49%		0.49	% (e)
Without fee waivers/reimbursements	0.80%	1.18%	4.13%		9.96	% (e)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.45%	1.23%	2.50%		2.39	% (e)
Without fee waivers/reimbursements	0.14%	0.54%	(1.14)%		(7.08	)% (e)(f)
Portfolio turnover rate	46%	47%	32%		0	% (d)

(a)	Commenced operations on December 17, 2018.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.
128	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31,	December 31,	December 31,		December 31,
Institutional	2021	2020	2019		2018(a)
Net asset value, beginning of period	$10.16	$10.11	$10.02		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.06	0.13	0.26		0.01
Net realized and unrealized gains (losses) on investments	(0.07)	0.09	0.09		0.01
Total from investment operations	(0.01)	0.22	0.35		0.02

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.16)	(0.26)		—
Distributions from net realized gains	(0.01)	(0.01)	(0.00	) (c)	—
Total distributions	(0.08)	(0.17)	(0.26)		—
Net asset value, end of period	$10.07	$10.16	$10.11		$10.02

Total Return	(0.05)%	2.18%	3.62%		0.20	% (d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$40,054	$23,568	$6,279		$1,002

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%		0.40	% (e)
Without fee waivers/reimbursements	0.68%	1.03%	3.68%		9.74	% (e)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.55%	1.32%	2.53%		2.48	% (e)
Without fee waivers/reimbursements	0.27%	0.69%	(0.75)%		(6.86	)% (e)(f)
Portfolio turnover rate	46%	47%	32%		0	% (d)

(a)	Commenced operations on December 17, 2018.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	129

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2021	2020	2019	2018(a)	2017
Net asset value, beginning of year	$11.25	$10.79	$10.32	$10.71	$10.59
Income (loss) from investment operations:
Net investment income(b)	0.23	0.27	0.33	0.33	0.34
Net realized and unrealized gains (losses) on investments	(0.30)	0.64	0.57	(0.36)	0.16
Total from investment operations	(0.07)	0.91	0.90	(0.03)	0.50

Less dividends and distributions:
Dividends from net investment income	(0.26)	(0.30)	(0.36)	(0.34)	(0.37)
Distributions from net realized gains	(0.07)	(0.15)	(0.07)	(0.02)	(0.01)
Total distributions	(0.33)	(0.45)	(0.43)	(0.36)	(0.38)
Net asset value, end of year	$10.85	$11.25	$10.79	$10.32	$10.71

Total Return	(0.58)%	8.49%	8.79%	(0.18)%	4.74%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$466,063	$594,559	$598,220	$915,824	$1,056,835

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55%	0.55%	0.55%	0.55%	0.55%
Without fee waivers/reimbursements	0.67%	0.68%	0.73%	0.76%	0.77%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.10%	2.38%	3.04%	3.17%	3.15%
Without fee waivers/reimbursements	1.98%	2.25%	2.86%	2.96%	2.93%
Portfolio turnover rate	54%	59%	52%	59%	38%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
130	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2021	2020	2019	2018(a)	2017
Net asset value, beginning of year	$11.14	$10.69	$10.23	$10.60	$10.48
Income (loss) from investment operations:
Net investment income(b)	0.25	0.28	0.34	0.34	0.35
Net realized and unrealized gains (losses) on investments	(0.30)	0.64	0.56	(0.34)	0.15
Total from investment operations	(0.05)	0.92	0.90	0.00 (c)	0.50

Less dividends and distributions:
Dividends from net investment income	(0.28)	(0.32)	(0.37)	(0.35)	(0.37)
Distributions from net realized gains	(0.07)	(0.15)	(0.07)	(0.02)	(0.01)
Total distributions	(0.35)	(0.47)	(0.44)	(0.37)	(0.38)
Net asset value, end of year	$10.74	$11.14	$10.69	$10.23	$10.60

Total Return	(0.44)%	8.65%	8.90%	0.06%	4.81%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$589,074	$525,992	$427,395	$307,253	$229,912

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%	0.40%	0.40%
Without fee waivers/reimbursements	0.51%	0.51%	0.55%	0.56%	0.56%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.24%	2.53%	3.14%	3.33%	3.29%
Without fee waivers/reimbursements	2.13%	2.42%	2.99%	3.17%	3.13%
Portfolio turnover rate	54%	59%	52%	59%	38%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	131

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2021	2020	2019	2018(a)	2017
Net asset value, beginning of year	$9.24	$8.97	$8.40	$8.99	$8.86
Income (loss) from investment operations:
Net investment income(b)	0.30	0.34	0.43	0.40	0.41
Net realized and unrealized gains (losses) on investments	(0.01)	0.29	0.58	(0.59)	0.13
Total from investment operations	0.29	0.63	1.01	(0.19)	0.54

Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.36)	(0.44)	(0.40)	(0.41)
Net asset value, end of year	$9.21	$9.24	$8.97	$8.40	$8.99

Total Return	3.14%	7.31%	12.21%	(2.19)%	6.18%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$39,879	$42,227	$39,692	$43,045	$58,486

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.88%	0.95%	0.98%	0.99%	0.98%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.30%	3.84%	4.86%	4.52%	4.52%
Without fee waivers/reimbursements	3.27%	3.74%	4.73%	4.38%	4.39%
Portfolio turnover rate	25%	57%	41%	21%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
132	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2021	2020	2019	2018(a)	2017
Net asset value, beginning of year	$9.13	$8.87	$8.29	$8.88	$8.75
Income (loss) from investment operations:
Net investment income(b)	0.32	0.35	0.44	0.40	0.42
Net realized and unrealized gains (losses) on investments	(0.02)	0.28	0.57	(0.58)	0.13
Total from investment operations	0.30	0.63	1.01	(0.18)	0.55

Less dividends and distributions:
Dividends from net investment income	(0.33)	(0.37)	(0.43)	(0.41)	(0.42)
Net asset value, end of year	$9.10	$9.13	$8.87	$8.29	$8.88

Total Return	3.33%	7.40%	12.40%	(2.12)%	6.35%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$62,127	$40,912	$21,680	$12,962	$20,734

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.70%	0.70%	0.70%	0.69%	0.68%
Without fee waivers/reimbursements	0.76%	0.82%	0.83%	0.81%	0.78%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.43%	3.99%	4.99%	4.68%	4.67%
Without fee waivers/reimbursements	3.37%	3.87%	4.86%	4.56%	4.57%
Portfolio turnover rate	25%	57%	41%	21%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	133

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2021	2020	2019	2018(a)	2017
Net asset value, beginning of year	$11.01	$10.67	$10.38	$10.61	$10.15
Income (loss) from investment operations:
Net investment income(b)	0.18	0.24	0.29	0.35	0.32
Net realized and unrealized gains (losses) on investments	0.12	0.44	0.43	(0.23)	0.53
Total from investment operations	0.30	0.68	0.72	0.12	0.85

Less dividends and distributions:
Dividends from net investment income	(0.27)	(0.30)	(0.35)	(0.34)	(0.31)
Distributions from net realized gains	(0.02)	(0.04)	(0.08)	(0.01)	(0.08)
Total distributions	(0.29)	(0.34)	(0.43)	(0.35)	(0.39)
Net asset value, end of year	$11.02	$11.01	$10.67	$10.38	$10.61

Total Return	2.72%	6.54%	7.00%	1.23%	8.44%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$42,056	$28,344	$11,399	$6,405	$2,709

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.74%	0.80%	0.94%	1.09%	3.09	% (c)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.64%	2.17%	2.73%	3.40%	2.99%
Without fee waivers/reimbursements	1.55%	2.02%	2.44%	2.96%	0.55	% (c)
Portfolio turnover rate	37%	101%	114%	188%	284%

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.

(b)	Calculated using the average shares method.

(c)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.

See Notes to Financial Statements.
134	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2021	2020	2019	2018(a)	2017
Net asset value, beginning of year	$11.02	$10.68	$10.39	$10.62	$10.15
Income (loss) from investment operations:
Net investment income(b)	0.19	0.25	0.31	0.37	0.34
Net realized and unrealized gains (losses) on investments	0.12	0.45	0.43	(0.23)	0.53
Total from investment operations	0.31	0.70	0.74	0.14	0.87

Less dividends and distributions:
Dividends from net investment income	(0.28)	(0.32)	(0.37)	(0.36)	(0.32)
Distributions from net realized gains	(0.02)	(0.04)	(0.08)	(0.01)	(0.08)
Total distributions	(0.30)	(0.36)	(0.45)	(0.37)	(0.40)
Net asset value, end of year	$11.03	$11.02	$10.68	$10.39	$10.62

Total Return	2.87%	6.71%	7.19%	1.36%	8.68%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$233,490	$145,819	$62,358	$35,204	$21,371

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.50%	0.40%
Without fee waivers/reimbursements	0.57%	0.62%	0.76%	0.91%	2.29	% (c)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.74%	2.32%	2.90%	3.51%	3.24%
Without fee waivers/reimbursements	1.67%	2.20%	2.64%	3.10%	1.35	% (c)
Portfolio turnover rate	37%	101%	114%	188%	284%

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.

(b)	Calculated using the average shares method.

(c)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	135

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2021	2020	2019	2018(a)	2017
Net asset value, beginning of year	$11.95	$11.69	$11.30	$11.58	$11.32
Income (loss) from investment operations:
Net investment income(b)	0.17	0.24	0.27	0.35	0.32
Net realized and unrealized gains (losses) on investments	0.05	0.34	0.47	(0.28)	0.26
Total from investment operations	0.22	0.58	0.74	0.07	0.58

Less dividends and distributions:
Dividends from net investment income	(0.26)	(0.32)	(0.35)	(0.35)	(0.32)
Net asset value, end of year	$11.91	$11.95	$11.69	$11.30	$11.58

Total Return	1.87%	5.08%	6.62%	0.60%	5.21%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$216,617	$205,285	$161,755	$176,020	$193,426

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.68%	0.70%	0.77%	0.82%	0.82%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.44%	2.00%	2.29%	3.05%	2.80%
Without fee waivers/reimbursements	1.41%	1.95%	2.17%	2.88%	2.63%
Portfolio turnover rate	15%	71%	30%	47%	64%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
136	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2021	2020	2019	2018(a)	2017
Net asset value, beginning of year	$12.00	$11.73	$11.33	$11.61	$11.34
Income (loss) from investment operations:
Net investment income(b)	0.19	0.25	0.28	0.36	0.34
Net realized and unrealized gains (losses) on investments	0.05	0.36	0.48	(0.28)	0.26
Total from investment operations	0.24	0.61	0.76	0.08	0.60

Less dividends and distributions:
Dividends from net investment income	(0.28)	(0.34)	(0.36)	(0.36)	(0.33)
Net asset value, end of year	$11.96	$12.00	$11.73	$11.33	$11.61

Total Return	2.01%	5.29%	6.80%	0.73%	5.34%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$370,546	$289,774	$214,996	$96,615	$79,263

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Without fee waivers/reimbursements	0.52%	0.55%	0.61%	0.63%	0.64%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.54%	2.15%	2.41%	3.20%	2.96%
Without fee waivers/reimbursements	1.52%	2.10%	2.30%	3.07%	2.82%
Portfolio turnover rate	15%	71%	30%	47%	64%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2021 |	137

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

1.	ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

Each of the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap and Segall Bryant & Hamill Workplace Equality Fund seeks to achieve long-term capital appreciation. The Segall Bryant & Hamill Short Term Plus Fund seeks to provide current income and competitive total return. Each of the Segall Bryant & Hamill Plus Bond Fund and Segall Bryant & Hamill Quality High Yield Fund seeks to achieve long-term total rate of return consistent with preservation of capital. The Segall Bryant & Hamill Municipal Opportunities Fund seeks income exempt from Federal income taxes. The Segall Bryant & Hamill Colorado Tax Free Fund seeks income exempt from both federal and Colorado state personal income taxes.

The Funds (other than Segall Bryant & Hamill Emerging Markets Fund and Segall Bryant & Hamill Colorado Tax Free Fund, which are non-diversified) are diversified portfolios of the Trust for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to June 10, 2021, the Segall Bryant & Hamill Emerging Markets Fund was a diversified portfolio.

The Board of Trustees of the Trust, based on the recommendation of the Adviser, approved an Agreement and Plan of Reorganization pursuant to which the Segall Bryant & Hamill Small Cap Value Dividend Fund, a former series of the Trust, would be combined with and into the Segall Bryant & Hamill Small Cap Value Fund. The tax-free reorganization took place on September 25, 2020.

The following is a summary of shares outstanding, net assets, net asset value (“NAV”) per share and unrealized appreciation immediately before and after the reorganization.

	Before Reorganization		After Reorganization
	Segall Bryant &
	Hamill Small Cap	Segall Bryant &	Segall Bryant &
	Value Dividend	Hamill Small Cap	Hamill Small Cap
	Fund	Value Fund	Value Fund
Retail Class
Shares	790,279	30,581	525,391
Net Assets	$5,056,578	$312,513	$5,369,091
Net Asset Value	$6.40	$10.22	$10.22

Institutional Class
Shares	3,438,443	26,702,010	28,872,646
Net Assets	$22,201,598	$273,112,348	$295,313,946
Net Asset Value	$6.46	$10.23	$10.23

Fund Total
Net Assets	$27,258,176	$273,424,861	$300,683,037
Unrealized Depreciation	$(23,506)	$(3,772,560)	$(3,796,066)

Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Segall Bryant & Hamill Small Cap Value Fund, the Segall Bryant & Hamill Small Cap Value Fund’s pro forma results of operations for the year ended December 31, 2020, would have been as follows:

		Net Increase in Net Assets Resulting
Net Investment Income	Realized and Unrealized Gains	From Operations
$2,731,138	$42,535,894	$45,267,032

138	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

For financial reporting purposes, assets received and shares issued by the Segall Bryant & Hamill Small Cap Value Fund were recorded at fair value; however, the cost basis of the investments received from the Segall Bryant & Hamill Small Cap Value Dividend Fund was carried forward to align ongoing reporting of the Segall Bryant & Hamill Small Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Segall Bryant & Hamill Small Cap Value Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect operations of Segall Bryant & Hamill Small Cap Value Dividend Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes. The following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies, under Accounting Standards Codification Topic 946 – Financial Services – Investment Companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities in the financial statements. The actual results could differ from those estimates.

New Accounting Pronouncement – In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank -offered based reference rates at the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

Cash Equivalents – Each Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight demand deposits with a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. As of December 31, 2021, the cash equivalents balances reflected on the Statements of Assets and Liabilities represent the amounts participating in the BBH CMS.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid price.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service.

Annual Report | December 31, 2021 |	139

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Securities Traded on Foreign Exchanges – All of the Funds, except the Segall Bryant & Hamill Colorado Tax Free Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2021, all Funds were primarily invested in securities traded on U.S. exchanges, except Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund and Segall Bryant & Hamill Global All Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Common Expenses – Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Non-cash dividends, if any, included in dividend income, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, net of reclaims, and foreign capital gains taxes, if any, have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates. Interest income is accrued as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Investments in Real Estate Investment Trusts (REITs) – With respect to each Fund, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end and may differ from the estimated amounts.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

3.	CERTAIN INVESTMENTS AND ASSOCIATED RISKS

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Country Risk – As of December 31, 2021, the Segall Bryant & Hamill Emerging Markets Fund invested a significant percentage of its assets in China; and the Segall Bryant & Hamill International Small Cap Fund invested a significant percentage of its assets in Japan. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which a Fund’s investments are concentrated, the Fund may perform poorly during that period. Refer to each Fund’s Statement of Investments for its particular concentration in the various sectors.

Other Risk – An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread globally. This coronavirus has resulted in closing borders, enhanced health screenings, partial population vaccination, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, government sponsored fiscal stimulus programs, various moratoria on the applicability of certain laws and regulations, as well as general concern and uncertainty. The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

4.	SHARES OF BENEFICIAL INTEREST

On December 31, 2021, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Segall Bryant & Hamill Small Cap Value Fund
Retail:
Shares Sold	202,728	573,167
Shares issued in Reinvestment of Distributions	27,558	1,539
Total	230,286	574,706
Less Shares Redeemed	(98,009)	(73,203)
Net Increase	132,277	501,503
Institutional:
Shares Sold	22,217,491	24,711,636
Shares issued in Reinvestment of Distributions	1,408,276	280,000
Total	23,625,767	24,991,636
Less Shares Redeemed	(14,266,912)	(7,224,415)
Net Increase	9,358,855	17,767,221

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

	For the	For the
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Segall Bryant & Hamill Small Gap Growth Fund
Retail:
Shares Sold	2,192,952	459,319
Shares issued in Reinvestment of Distributions	—	—
Total	2,192,952	459,319
Less Shares Redeemed	(428,468)	(103,457)
Net Increase	1,764,484	355,862
Institutional:
Shares Sold	3,723,238	1,547,037
Shares issued in Reinvestment of Distributions	—	—
Total	3,723,238	1,547,037
Less Shares Redeemed	(930,086)	(1,744,804)
Net Increase (Decrease)	2,793,152	(197,767)
Segall Bryant & Hamill Small Cap Core Fund
Retail:
Shares Sold	103,776	336,564
Shares issued in Reinvestment of Distributions	23,430	—
Total	127,206	336,564
Less Shares Redeemed	(335,452)	(4,631)
Net Increase (Decrease)	(208,246)	331,933
Institutional:
Shares Sold	55,967	306,072
Shares issued in Reinvestment of Distributions	429,123	—
Total	485,090	306,072
Less Shares Redeemed	(149,348)	(462,445)
Net Increase (Decrease)	335,742	(156,373)
Segall Bryant & Hamill All Cap Fund
Retail:
Shares Sold	10,114	36,790
Shares issued in Reinvestment of Distributions	4,071	492
Total	14,185	37,282
Less Shares Redeemed	(1,967)	(10,344)
Net Increase	12,218	26,938
Institutional:
Shares Sold	1,214,703	2,038,395
Shares issued in Reinvestment of Distributions	805,081	107,563
Total	2,019,784	2,145,958
Less Shares Redeemed	(2,440,979)	(1,222,717)
Net Increase (Decrease)	(421,195)	923,241

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

	For the	For the
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Segall Bryant & Hamill Emerging Markets Fund
Retail:
Shares Sold	97,339	66,253
Shares issued in Reinvestment of Distributions	16,926	4,840
Total	114,265	71,093
Less Shares Redeemed	(84,384)	(56,389)
Net Increase	29,881	14,704
Institutional:
Shares Sold	1,015,693	1,424,279
Shares issued in Reinvestment of Distributions	180,095	83,386
Total	1,195,788	1,507,665
Less Shares Redeemed	(142,059)	(349,851)
Net Increase	1,053,729	1,157,814
Segall Bryant & Hamill International Small Cap Fund
Retail:
Shares Sold	69,291	2,311,336
Shares issued in Reinvestment of Distributions	56,832	90,711
Total	126,123	2,402,047
Less Shares Redeemed	(1,994,358)	(977,937)
Net Increase (Decrease)	(1,868,235)	1,424,110
Institutional:
Shares Sold	1,574,949	2,210,492
Shares issued in Reinvestment of Distributions	471,234	169,816
Total	2,046,183	2,380,308
Less Shares Redeemed	(3,655,446)	(11,505,247)
Net Decrease	(1,609,263)	(9,124,939)
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail:
Shares Sold	493,735	311,098
Shares issued in Reinvestment of Distributions	144,895	77,768
Total	638,630	388,866
Less Shares Redeemed	(378,627)	(522,257)
Net Increase (Decrease)	260,003	(133,391)
Institutional:
Shares Sold	1,509,713	406,165
Shares issued in Reinvestment of Distributions	147,769	31,077
Total	1,657,482	437,242
Less Shares Redeemed	(389,609)	(243,495)
Net Increase	1,267,873	193,747

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

	For the	For the
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Segall Bryant & Hamill Global All Cap Fund
Retail:
Shares Sold	16,244	22,414
Shares issued in Reinvestment of Distributions	175,562	591,612
Total	191,806	614,026
Less Shares Redeemed	(580,133)	(1,380,005)
Net Decrease	(388,327)	(765,979)
Institutional:
Shares Sold	114,822	291,114
Shares issued in Reinvestment of Distributions	28,009	62,726
Total	142,831	353,840
Less Shares Redeemed	(60,824)	(238,661)
Net Increase	82,007	115,179
Segall Bryant & Hamill Workplace Equality Fund
Retail:
Shares Sold	155,100	157,716
Shares issued in Reinvestment of Distributions	105,484	35,055
Total	260,584	192,771
Less Shares Redeemed	(169,915)	(321,483)
Net Increase (Decrease)	90,669	(128,712)
Institutional:
Shares Sold	588,224	408,772
Shares issued in Reinvestment of Distributions	157,394	35,517
Total	745,618	444,289
Less Shares Redeemed	(179,809)	(69,982)
Net Increase	565,809	374,307
Segall Bryant & Hamill Short Term Plus Fund
Retail:
Shares Sold	1,226,366	242,589
Shares issued in Reinvestment of Distributions	5,471	2,673
Total	1,231,837	245,262
Less Shares Redeemed	(343,254)	(41,213)
Net Increase	888,583	204,049
Institutional:
Shares Sold	3,317,870	2,407,028
Shares issued in Reinvestment of Distributions	27,487	19,897
Total	3,345,357	2,426,925
Less Shares Redeemed	(1,686,877)	(727,324)
Net Increase	1,658,480	1,699,601
Segall Bryant & Hamill Plus Bond Fund
Retail:
Shares Sold	6,254,334	11,077,454
Shares issued in Reinvestment of Distributions	1,377,765	2,087,145
Total	7,632,099	13,164,599
Less Shares Redeemed	(17,544,787)	(15,768,436)
Net Decrease	(9,912,688)	(2,603,837)
Institutional:
Shares Sold	18,332,140	14,500,177
Shares issued in Reinvestment of Distributions	1,578,176	1,641,594
Total	19,910,316	16,141,771
Less Shares Redeemed	(12,301,097)	(8,913,026)
Net Increase	7,609,219	7,228,745

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

	For the	For the
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Segall Bryant & Hamill Quality High Yield Fund
Retail:
Shares Sold	686,553	1,391,920
Shares issued in Reinvestment of Distributions	144,558	171,987
Total	831,111	1,563,907
Less Shares Redeemed	(1,071,289)	(1,417,538)
Net Increase (Decrease)	(240,178)	146,369
Institutional:
Shares Sold	2,917,981	3,029,360
Shares issued in Reinvestment of Distributions	207,858	123,776
Total	3,125,839	3,153,136
Less Shares Redeemed	(778,890)	(1,117,704)
Net Increase	2,346,949	2,035,432
Segall Bryant & Hamill Municipal Opportunities Fund
Retail:
Shares Sold	2,360,437	1,980,226
Shares issued in Reinvestment of Distributions	70,841	53,913
Total	2,431,278	2,034,139
Less Shares Redeemed	(1,188,474)	(527,802)
Net Increase	1,242,804	1,506,337
Institutional:
Shares Sold	10,832,665	8,321,722
Shares issued in Reinvestment of Distributions	463,451	294,130
Total	11,296,116	8,615,852
Less Shares Redeemed	(3,354,752)	(1,218,369)
Net Increase	7,941,364	7,397,483
Segall Bryant & Hamill Colorado Tax Free Fund
Retail:
Shares Sold	5,059,760	7,913,358
Shares issued in Reinvestment of Distributions	368,992	419,771
Total	5,428,752	8,333,129
Less Shares Redeemed	(4,420,608)	(4,991,064)
Net Increase	1,008,144	3,342,065
Institutional:
Shares Sold	9,597,634	9,106,046
Shares issued in Reinvestment of Distributions	583,477	535,213
Total	10,181,111	9,641,259
Less Shares Redeemed	(3,352,153)	(3,810,774)
Net Increase	6,828,958	5,830,485

5.	TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Distributions – Distributions of net investment income, if any, are generally made annually for the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund and Segall Bryant & Hamill Workplace Equality Fund; and monthly for the Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund. Prior to May 1, 2021, distributions of net investment income were made quarterly for the Segall Bryant & Hamill Global All Cap Fund and Segall Bryant & Hamill Workplace Equality Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Annual Report | December 31, 2021 |	145

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

The tax character of the distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

			Long-Term
Fund	Year Ended	Ordinary Income*	Capital Gains	Tax-Exempt Income
Segall Bryant & Hamill Small Cap Value Fund	12/31/2021	$16,606,782	$10,404,575	$—
	12/31/2020	2,218,960	1,243,474	—
Segall Bryant & Hamill Small Cap Growth Fund	12/31/2021	—	—	—
	12/31/2020	—	—	—
Segall Bryant & Hamill Small Cap Core Fund	12/31/2021	1,802,628	6,882,637	—
	12/31/2020	—	—	—
Segall Bryant & Hamill All Cap Fund	12/31/2021	4,099,620	15,286,337	—
	12/31/2020	246,155	2,029,921	—
Segall Bryant & Hamill Emerging Markets Fund	12/31/2021	1,805,148	1,221,048	—
	12/31/2020	815,979	—	—
Segall Bryant & Hamill International Small Cap Fund	12/31/2021	8,258,628	—	—
	12/31/2020	2,864,036	—	—
Segall Bryant & Hamill Fundamental International Small Cap Fund	12/31/2021	1,002,459	5,906,123	—
	12/31/2020	—	2,488,723	—
Segall Bryant & Hamill Global All Cap Fund	12/31/2021	1,598,070	674,258	—
	12/31/2020	712,975	5,759,690	—
Segall Bryant & Hamill Workplace Equality Fund	12/31/2021	906,387	1,159,602	—
	12/31/2020	218,608	212,619	—
Segall Bryant & Hamill Short Term Plus Fund	12/31/2021	323,124	19,922	—
	12/31/2020	228,429	6,968	—
Segall Bryant & Hamill Plus Bond Fund	12/31/2021	27,243,919	6,776,101	—
	12/31/2020	33,783,456	9,823,399	—
Segall Bryant & Hamill Quality High Yield Fund	12/31/2021	3,316,122	—	—
	12/31/2020	2,681,083	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	12/31/2021	1,164,651	—	5,002,947
	12/31/2020	841,313	175,694	2,918,318
Segall Bryant & Hamill Colorado Tax Free Fund	12/31/2021	506,229	—	11,874,115
	12/31/2020	1,510,955	—	10,751,229

*	Ordinary income distributions for federal income tax purposes includes distributions from net investment income and short-term capital gains.

As of December 31, 2021, net unrealized appreciation (depreciation) on investments based on federal tax cost was as follows:

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap	Hamill All Cap	Hamill Emerging
	Value Fund	Growth Fund	Core Fund	Fund	Markets Fund
Tax cost of portfolio investments	$471,931,182	$198,781,838	$32,475,945	$94,038,859	$51,660,283
Gross unrealized appreciation	144,540,793	56,631,927	18,688,770	90,102,780	10,342,595
Gross unrealized depreciation	(29,122,137)	(17,853,553)	(926,857)	(583,262)	(4,387,433)
Net unrealized appreciation on portfolio investments	$115,418,656	$38,778,374	$17,761,913	$89,519,518	$5,955,162

		Segall Bryant
	Segall Bryant	& Hamill
	& Hamill	Fundamental	Segall Bryant &	Segall Bryant &
	International	International	Hamill Global All	Hamill Workplace
	Small Cap Fund	Small Cap Fund	Cap Fund	Equality Fund
Tax cost of portfolio investments	$139,558,590	$70,074,350	$27,654,356	$21,451,460
Gross unrealized appreciation	23,524,081	24,212,480	11,028,099	7,151,859
Gross unrealized depreciation	(8,412,899)	(5,293,251)	(444,278)	(143,867)
Net unrealized appreciation on portfolio investments	$15,111,182	$18,919,229	$10,583,821	$7,007,992

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

				Segall Bryant &
	Segall Bryant	Segall Bryant &	Segall Bryant &	Hamill Minicipal	Segall Bryant &
	& Hamill Short	Hamill Plus Bond	Hamill Quality	Opportunities	Hamill Colorado
	Term Plus Fund	Fund	High Yield Fund	Fund	Tax Free Fund
Tax cost of portfolio investments	$50,666,872	$1,001,943,533	$96,390,413	$257,382,607	$553,269,816
Gross unrealized appreciation	14,886	43,919,598	2,804,093	5,464,957	16,705,702
Gross unrealized depreciation	(312,812)	(8,857,593)	(820,236)	(801,874)	(2,921,290)
Net unrealized appreciation (depreciation) on portfolio investments	$(297,926)	$35,062,005	$1,983,857	$4,663,083	$13,784,412

The difference between book and tax basis cost of investments is attributable primarily to wash sales, passive foreign investment companies and tax treatment of certain other investments.

As of December 31, 2021, the components of distributable earnings (deficit) on a tax basis were as follows:

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap	Hamill All Cap	Hamill Emerging
	Value Fund	Growth Fund	Core Fund	Fund	Markets Fund
Undistributed ordinary income	$1,388,983	$—	$—	$—	$—
Undistributed long term capital gains	4,988,247	—	957,880	3,172,411	—
Accumulated capital and other losses	(13.036,768)	(36,057,239)	—	(583,079)	(909,551)
Net unrealized appreciation on investments	115,418,656	38,778,374	17,761,913	89,519,518	5,955,162
Net unrealized appreciation on foreign currency	—	—	—	—	1,707
Other temporary differences	(66,579)	(35,781)	(979)	(3,431)	(1,033)
Total accumulated earnings	$108,692,539	$2,685,354	$18,718,814	$92,105,419	$5,046,285

		Segall Bryant
	Segall Bryant	& Hamill
	& Hamill	Fundamental	Segall Bryant &	Segall Bryant &	Segall Bryant
	International	International	Hamill Global All	Hamill Workplace	& Hamill Short
	Small Cap Fund	Small Cap Fund	Cap Fund	Equality Fund	Term Plus Fund
Undistributed ordinary income	$—	$—	$—	$—	$235
Undistributed long term capital gains	—	5,998,042	494,425	204,765	—
Accumulated capital and other losses	(74,551,846)	(674,851)	—	(126,634)	—
Net unrealized appreciation (depreciation) on investments	15,111,182	18,919,229	10,583,821	7,007,992	(297,926)
Net unrealized appreciation (depreciation) on foreign currency	(3,962)	10,340	(151)	—	—
Other temporary differences	(3,448)	(30,273)	(25,211)	(26,952)	(722)
Total accumulated earnings (deficit)	$(59,448,074)	$24,222,487	$11,052,884	$7,059,171	$(298,413)

			Segall Bryant &
	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Plus Bond	Hamill Quality	Opportunities	Hamill Colorado
	Fund	High Yield Fund	Fund	Tax Free Fund
Undistributed ordinary income	$—	$8,238	$—	$—
Undistributed tax-exempt income	—	—	289	—
Accumulated capital and other losses	(188,466)	(8,316,184)	(31,913)	(490,875)
Net unrealized appreciation on investments	35,062,005	1,983,857	4,663,083	13,784,412
Other temporary differences	(240,753)	(28,874)	(3,988)	(35,115)
Total accumulated earnings (deficit)	$34,632,786	$(6,352,963)	$4,627,471	$13,258,422

Other Temporary Differences is primarily related to deferred Trustee compensation.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

Capital loss carry forwards utilized during the year ended December 31, 2021 were as follows:

Fund	Amount
Segall Bryant & Hamill Small Cap Value Fund	$2,381,264
Segall Bryant & Hamill Small Cap Growth Fund	22,756,474
Segall Bryant & Hamill Emerging Markets Fund	2,453,084
Segall Bryant & Hamill International Small Cap Fund	22,828,492
Segall Bryant & Hamill Quality High Yield Fund	859,321
Segall Bryant & Hamill Colorado Tax Free Fund	901,522

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Segall Bryant & Hamill Small Cap Value Fund	$8,021,430	$5,015,338
Segall Bryant & Hamill Small Cap Growth Fund	36,057,239	—
Segall Bryant & Hamill International Small Cap Fund	59,016,421	15,493,926
Segall Bryant & Hamill Quality High Yield Fund	27,226	8,288,958
Segall Bryant & Hamill Colorado Tax Free Fund	225,727	265,148

As a result of the acquisition of the Segall Bryant & Hamill Small Cap Value Dividend Fund (the “target fund”), the Segall Bryant & Hamill Small Cap Value Fund (the “acquiring” fund) acquired the capital loss carry forward balances from the target fund totaling $13,279,390 ($8,170,713 short term and $5,108,677 long-term). The acquiring fund is eligible to utilize these amounts to offset future capital gains subject to annual limitations under IRC Section 382 of $242,622.

Net qualified late year ordinary losses and capital losses, incurred after October 31, 2021 and within the taxable year, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended December 31, 2021, the following amounts were deferred to the tax year ending December 31, 2022:

	Late Year	Late Year
Fund	Ordinary Losses	Capital Losses
Segall Bryant & Hamill All Cap Fund	$—	$583,079
Segall Bryant & Hamill Emerging Markets Fund	82,174	827,379
Segall Bryant & Hamill International Small Cap Fund	41,499	—
Segall Bryant & Hamill Fundamental International Small Cap Fund	—	674,851
Segall Bryant & Hamill Workplace Equality Fund	—	126,634
Segall Bryant & Hamill Plus Bond Fund	—	188,466
Segall Bryant & Hamill Municipal Opportunities Fund	—	31,913

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

For the year ended December 31, 2021, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

		Total Accumulated
Fund	Paid-in Capital	Earnings (Deficit)
Segall Bryant & Hamill Small Cap Value Fund	$(745,045)	$745,045
Segall Bryant & Hamill Small Cap Growth Fund	(1,100,419)	1,100,419
Segall Bryant & Hamill Small Cap Core Fund	—	—
Segall Bryant & Hamill All Cap Fund	2,949,783	(2,949,783)
Segall Bryant & Hamill Emerging Markets Fund	—	—
Segall Bryant & Hamill International Small Cap Fund	312	(312)
Segall Bryant & Hamill Fundamental International Small Cap Fund	(1)	1
Segall Bryant & Hamill Global All Cap Fund	—	—
Segall Bryant & Hamill Workplace Equality Fund	—	—
Segall Bryant & Hamill Short Term Plus Bond Fund	—	—
Segall Bryant & Hamill Plus Bond Fund	(1,183)	1,183
Segall Bryant & Hamill Quality High Yield Fund	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	—	—
Segall Bryant & Hamill Colorado Tax Free Fund	(1,060)	1,060

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

As a result of several court cases in certain countries across the European Union (“EU”), some Funds may file European tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. If any such reclaims are received, they are reflected as dividend income in the Statements of Operations, and related receivables, if any, are reflected within foreign tax reclaims receivable in the Statements of Assets and Liabilities. If the associated cash is received, the Funds will follow, for tax purposes, IRS guidance in Notice 2016-10 and reduce the current year foreign taxes paid by the amount of the refund. When uncertainty exists as to the ultimate resolution of these proceedings and the likelihood of receipt of these EU reclaims, no amounts are reflected in the financial statements.

6.	INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

On January 25, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) entered into an agreement pursuant to which 100% of the equity of the Adviser was to be acquired by CI US Holdings Inc. (the “Transaction”). The completion of the Transaction occurred on April 30, 2021. The Transaction was deemed to result in an “assignment” within the meaning of the 1940 Act. As a result, the Board of Trustees had approved an interim advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Interim Agreement”), at a meeting held on February 17, 2021. Prior to April 30, 2021, the Trust had entered into an advisory agreement (which had been approved by the Trust’s Board of Trustees) with the Adviser for all Funds.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

During the period June 10, 2021 and August 19, 2021, shareholders approved a new advisory agreement with the Adviser for all Funds. Pursuant to the current advisory agreement, the prior advisory agreement and the Interim Agreement with the Trust, the Adviser is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Fund
Segall Bryant & Hamill Small Cap Value Fund	0.80%
Segall Bryant & Hamill Small Cap Growth Fund	0.65%
Segall Bryant & Hamill Small Cap Core Fund	0.80%
Segall Bryant & Hamill All Cap Fund	0.65%
Segall Bryant & Hamill Emerging Markets Fund	0.90%
Segall Bryant & Hamill International Small Cap Fund	0.90%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.00%
Segall Bryant & Hamill Global All Cap Fund	0.65%
Segall Bryant & Hamill Workplace Equality Fund	0.65%
Segall Bryant & Hamill Short Term Plus Fund	0.25%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.35%
Segall Bryant & Hamill Colorado Tax Free Fund	0.35%

Ultimus Fund Solutions LLC (“Ultimus”) and the Adviser serve as the Funds’ co-administrators (“Co-Administrators”). Ultimus and the Adviser are entitled to receive a total fee from each Fund for their administrative services computed daily and payable monthly based on the average net assets of the Trust. The Adviser receives a portion that is calculated based on 0.01% on the average daily net assets of the Trust.

The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s net assets, subject to certain minimums, and are disclosed in the Statements of Operations. During the year ended December 31, 2021, the Adviser and Ultimus received $336,592 and $855,244, respectively, for their services to the Funds.

Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing sub-accounting with respect to Fund shares, and other similar services. The Retail Class of each Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents and the Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. These fees are included in Shareholder Servicing Fees on the Statements of Operations.

Until at least April 30, 2022, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expense to average net assets as reported in each Fund’s Financial Highlights will be no more than the amounts as detailed below:

Fund	Retail Class	Institutional Class
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%
Segall Bryant & Hamill Emerging Markets Fund	1.38%	1.23%
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%	1.10%
Segall Bryant & Hamill Global All Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Workplace Equality Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%

These amounts are not subject to recapture in future periods.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

Ultimus, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of the Adviser and Ultimus. All access persons of the Trust, as defined in the 1940 Act, and officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of December 31, 2021 is $905,233.

7.	FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Unadjusted Quoted Prices in active markets for identical investments

2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of each Fund’s investments and other financial instruments (if any) and the inputs used to value the investments and other financial instruments as of December 31, 2021:

Segall Bryant & Hamill Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$587,349,838	$—	$—	$587,349,838
Total	$587,349,838	$—	$—	$587,349,838

Segall Bryant & Hamill Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$237,560,212	$—	$—	$237,560,212
Total	$237,560,212	$—	$—	$237,560,212

Segall Bryant & Hamill Small Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$50,237,858	$—	$—	$50,237,858
Total	$50,237,858	$—	$—	$50,237,858

Annual Report | December 31, 2021 |	151

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

Segall Bryant & Hamill All Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$183,558,377	$—	$—		$183,558,377
Total	$183,558,377	$—	$—		$183,558,377

Segall Bryant & Hamill Emerging Markets Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$15,427,090	$40,802,722	$398,320	*	$56,628,132
Preferred Stocks	434,343	552,538	—		986,881
Rights	—	0	—		0
Warrants	—	432	—		432
Total	$15,861,433	$41,355,692	$398,320	*	$57,615,445

Segall Bryant & Hamill International Small Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$17,304,451	$137,194,769	$0	*	$154,499,220
Preferred Stocks	—	170,552	—		170,552
Total	$17,304,451	$137,365,321	$0	*	$154,669,772

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$52,720,055	$36,273,524	$—		$88,993,579
Total	$52,720,055	$36,273,524	$—		$88,993,579
Other Financial Instruments**
Forward Foreign Currency Contracts, Unrealized Gain	$—	$375,483	$—		$375,483
Forward Foreign Currency Contracts, Unrealized Loss	—	(575,143)	—		(575,143)
Total	$—	$(199,660)	$—		$(199,660)

Segall Bryant & Hamill Global All Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$27,814,043	$10,424,134	$—		$38,238,177
Total	$27,814,043	$10,424,134	$—		$38,238,177

Segall Bryant & Hamill Workplace Equality Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$28,459,452	$—	$—		$28,459,452
Total	$28,459,452	$—	$—		$28,459,452

Segall Bryant & Hamill Short Term Plus Fund

	Level 1	Level 2	Level 3		Total
Corporate Bonds	$—	$42,587,502	$—		$42,587,502
Municipal Bonds	—	3,087,018	—		3,087,018
Asset Backed Securities	—	61	—		61
Commercial Mortgage-Backed Securities	—	859,534	—		859,534
U.S. Government & Agencies	—	482,729	—		482,729
U.S. Treasury Bonds & Notes	—	3,352,102	—		3,352,102
Total	$—	$50,368,946	$—		$50,368,946

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

Segall Bryant & Hamill Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$522,252,065	$—	$522,252,065
Municipal Bonds	—	105,461,298	—	105,461,298
Asset Backed Securities	—	25,197,305	—	25,197,305
Residential Mortgage-Backed Securities	—	3,364,555	—	3,364,555
Mortgage-Backed Securities Passthrough	—	219,294,390	—	219,294,390
U.S. Treasury Bonds & Notes	—	161,435,925	—	161,435,925
Total	$—	$1,037,005,538	$—	$1,037,005,538

Segall Bryant & Hamill Quality High Yield Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$98,374,270	$—	$98,374,270
Total	$—	$98,374,270	$—	$98,374,270

Segall Bryant & Hamill Municipal Opportunities Fund

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$253,753,876	$—	$253,753,876
Corporate Bonds	—	8,291,814	—	8,291,814
Total	$—	$262,045,690	$—	$262,045,690

Segall Bryant & Hamill Colorado Tax Free Fund

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$567,054,228	$—	$567,054,228
Total	$—	$567,054,228	$—	$567,054,228

*	Includes securities that have been fair valued at $0.

**	Other financial instruments are derivative financial instruments not reflected in the Statements of Investments. These forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 instruments of the Funds for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2021:

Segall Bryant & Hamill Emerging Markets Fund

					Change in
	Balance as of				Unrealized			Balance as of
	December 31,	Net		Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2020	Purchases	Net Sales	Losses	(Depreciation)	Level 3	of Level 3	2021
Common Stocks	$6,371	$—	$6,506	$(78,287)	$65,410	$398,320	$—	$398,320

Segall Bryant & Hamill International Small Cap Fund

					Change in
	Balance as of				Unrealized			Balance as of
	December 31,	Net		Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2020	Purchases	Net Sales	Losses	(Depreciation)	Level 3	of Level 3	2021
Common Stocks	$283,839	$—	$0	$(416,952)	$133,113	$—	$—	$0

Segall Bryant & Hamill Fundamental International Small Cap Fund

					Change in
	Balance as of				Unrealized			Balance as of
	December 31,	Net		Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2020	Purchases	Net Sales	Gains	(Depreciation)	Level 3	of Level 3	2021
Common Stocks	$98,020	$—	$—	$—	$—	$—	$(98,020)	$—

Annual Report | December 31, 2021 |	153

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2021:

					Impact to
	Fair Value as of	Valuation	Unobservable		Valuation from an
	December 31, 2021	Technique	Input(1)	Value/Range	Increase in Input(2)
Segall Bryant & Hamill Emerging Markets Fund	$398,320	Adjusted trade price	Discount Factor	16%	Decrease
Segall Bryant & Hamill International Small Cap Fund	$0	Adjusted trade price	Discount Factor	100%	Decrease

(1)	The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds and U.S. Treasury bonds & notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the co-administrators will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. The Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, the Adviser receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. The Adviser uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee of the Board of Trustees which meets at least quarterly. The Audit Committee of the Board of Trustees then will provide a recommendation to the Board of Trustees for approval of the fair value measurements.

8.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Segall Bryant & Hamill Fundamental International Small Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the year ended December 31, 2021, the Fund had average forward foreign currency contract values to buy and sell of $35,061,073 and $25,269,370, respectively.

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2021 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
Risk Exposure	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$375,483	Unrealized loss on forward foreign currency contracts	$(575,143)
Total		$375,483		$(575,143)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

			Change in
			Unrealized
			Appreciation
		Realized Losses	(Depreciation)
		on Derivatives	on Derivatives
		Recognized in	Recognized in
Risk Exposure	Statement of Operations Location	Income	Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Realized and unrealized gains (losses) on forward foreign currency contracts	$(603,045)	$25,612
Total		$(603,045)	$25,612

Annual Report | December 31, 2021 |	155

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2021

9.	PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2021 excluding long-term U.S. government securities and short-term investments were as follows:

	Purchases of	Proceeds from Sales
Fund	Securities	of Securities
Segall Bryant & Hamill Small Cap Value Fund	$298,425,983	$167,879,977
Segall Bryant & Hamill Small Cap Growth Fund	160,504,031	59,523,401
Segall Bryant & Hamill Small Cap Core Fund	18,228,042	25,476,160
Segall Bryant & Hamill All Cap Fund	55,190,616	87,014,454
Segall Bryant & Hamill Emerging Markets Fund	59,625,538	50,950,126
Segall Bryant & Hamill International Small Cap Fund	204,809,418	251,635,210
Segall Bryant & Hamill Fundamental International Small Cap Fund	68,515,140	37,848,476
Segall Bryant & Hamill Global All Cap Fund	8,502,315	13,101,350
Segall Bryant & Hamill Workplace Equality Fund	14,486,954	12,068,666
Segall Bryant & Hamill Short Term Plus Fund	41,652,123	15,575,075
Segall Bryant & Hamill Plus Bond Fund	532,322,622	558,278,930
Segall Bryant & Hamill Quality High Yield Fund	42,516,554	22,135,650
Segall Bryant & Hamill Municipal Opportunities Fund	162,981,623	61,488,007
Segall Bryant & Hamill Colorado Tax Free Fund	185,452,291	77,034,633

	Purchase of	Proceeds from
	Long Term U.S.	Sales of Long Term
	Government	U.S. Government
Fund	Obligations	Obligations
Segall Bryant & Hamill Short Term Plus Fund	$3,078,871	$680,214
Segall Bryant & Hamill Plus Bond Fund	45,430,427	48,309,678
Segall Bryant & Hamill Municipal Opportunities Fund	15,104,766	15,034,766

10.	INDEMNIFICATIONS

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

11.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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Segall Bryant & Hamill Funds	Report of Independent
Registered Public Accounting Firm

To the Shareholders of Segall Bryant & Hamill Funds and

Board of Trustees of Segall Bryant & Hamill Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”), each a series of Segall Bryant & Hamill Trust, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended December 31, 2019, and prior were audited by other auditors, whose report dated March 2, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and counterparties; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2022

Annual Report | December 31, 2021 |	157

Segall Bryant & Hamill Funds	Shareholder Tax Information
December 31, 2021 (Unaudited)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the twelve months ended December 31, 2021.

During the year ended December 31, 2021, 88.06% of the dividends paid by Segall Bryant & Hamill Municipal Opportunities Fund from net investment income should be treated as tax-exempt dividends.

During the year ended December 31, 2021, 95.91% of the dividends paid by Segall Bryant & Hamill Colorado Tax Free Fund from net investment income should be treated as tax-exempt dividends.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2021:

	Qualified Dividend	Dividend Received
	Income (QDI)	Deduction (DRD)
Segall Bryant & Hamill Small Cap Value Fund	29.22%	35.73%
Segall Bryant & Hamill Small Cap Growth Fund	0.00%	0.00%
Segall Bryant & Hamill Small Cap Core Fund	25.55%	23.70%
Segall Bryant & Hamill All Cap Fund	30.29%	30.45%
Segall Bryant & Hamill Emerging Markets Fund	72.93%	0.01%
Segall Bryant & Hamill International Small Cap Fund	27.85%	0.66%
Segall Bryant & Hamill Fundamental International Small Cap Fund	62.46%	0.00%
Segall Bryant & Hamill Global All Cap Fund	48.78%	26.86%
Segall Bryant & Hamill Workplace Equality Fund	33.11%	35.55%
Segall Bryant & Hamill Short Term Plus Fund	0.00%	0.00%
Segall Bryant & Hamill Plus Bond Fund	0.00%	0.00%
Segall Bryant & Hamill Quality High Yield Fund	0.00%	0.00%
Segall Bryant & Hamill Municipal Opportunities Fund	0.00%	0.00%
Segall Bryant & Hamill Colorado Tax Free Fund	0.00%	0.00%

During the year ended December 31, 2021, the Funds paid the following long-term capital gain distributions:

Segall Bryant & Hamill Small Cap Value Fund		$10,404,575
Segall Bryant & Hamill Small Cap Growth Fund		—
Segall Bryant & Hamill Small Cap Core Fund		6,882,637
Segall Bryant & Hamill All Cap Fund		15,286,337
Segall Bryant & Hamill Emerging Markets Fund		1,221,048
Segall Bryant & Hamill International Small Cap Fund		—
Segall Bryant & Hamill Fundamental International Small Cap Fund		5,906,123
Segall Bryant & Hamill Global All Cap Fund		674,258
Segall Bryant & Hamill Workplace Equality Fund		1,159,602
Segall Bryant & Hamill Short Term Plus Fund		19,922
Segall Bryant & Hamill Plus Bond Fund		6,776,101
Segall Bryant & Hamill Quality High Yield Fund		—
Segall Bryant & Hamill Municipal Opportunities Fund		—
Segall Bryant & Hamill Colorado Tax Free Fund		—

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Segall Bryant & Hamill Trustees and Officers:
Janice M. Teague, Chair
Thomas J. Abood, Trustee
John A. DeTore, Trustee
Rick A. Pederson, Trustee
James A. Smith, Trustee
Lloyd “Chip” Voneiff, Trustee
Philip L. Hildebrandt, President
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Jennifer L. Leamer, Asst. Treasurer
Maggie Bull, Secretary

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL FUNDS, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 225 Pictoria Drive, Suite 450 | Cincinnati, Ohio 45246
Individual Investors: (800) 392-2673 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

A description of the policies and procedures that Segall Bryant & Hamill Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 392-2673; (ii) on the Funds’ website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after each fiscal quarter-end. Copies of the Segall Bryant & Hamill Funds exhibits to Form N-PORT are available without a charge, upon request, by contacting Segall Bryant & Hamill Funds toll-free at (800) 392-2673 and on the SEC’s website at www.sec.gov.

This report has been prepared for Segall Bryant & Hamill Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Funds distributed by Ultimus Fund Distributors, LLC

SBH-AR-21

(b)	Not applicable

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.
(b)	Not applicable.
(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.
(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.
(e)	Not applicable.
(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has a least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Lloyd “Chip” Voneiff as the registrant’s “audit committee financial expert.” Mr. Voneiff is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $166,600 and $166,600, respectively.
(b)	Audit-Related Fees: For the registrant’s fiscal years ended December 31, 2021 and December 31, 2020, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees: For the registrant’s fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $42,000 and $42,000, respectively. The fiscal year tax fees were for review of each Fund’s federal and excise tax returns and year-end distributions.
(d)	All Other Fees: For the registrant’s fiscal years ended December 31, 2021 and December 31, 2020, no fees were billed by the principal accountant for products and services other than the services reported in paragraph (a) through (c) of this Item.
(e)	(1) The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and no-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       Not applicable.

(g) Aggregate non-audit fees of $42,000 and $42,000 were billed by the registrant’s principal accountant for services rendered to the registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2021 and December 31, 2020, respectively. All such services were rendered to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) of 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270-30a-3(d)) that occurred during the the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) The certifications required Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEGALL BRYANT & HAMILL TRUST

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer
Date	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer

Date	March 10, 2022

By (Signature and Title)*		/s/ Jasper R. Frontz
Jasper R. Frontz, Treasurer/Principal Financial Officer

Date	March 10, 2022

* Print the name and title of each signing officer under his or her signature.